UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-05410

Saba Capital Income & Opportunities Fund

(Exact name of registrant as specified in charter)

405 Lexington Avenue, 58th Floor

New York, New York 10174

(Address of principal executive offices) (Zip code)

Michael D’Angelo

Saba Capital Income & Opportunities Fund

405 Lexington Avenue

New York, New York 10174

(Name and address of agent for service)

Copies to:

 Kimberly L. Broder, Esq.

Schulte Roth & Zabel LLP

919 Third Avenue

New York, New York 10022

Registrant’s Telephone Number, including Area Code: (212) 542-4644

Date of fiscal year end: October 31

Date of reporting period: November 1, 2022 – April 30, 2023

Item 1. Report to Stockholders.

a)

Table of Contents

Shareholder Letter	1
Performance Update	3
Material Risk Factors	5
Consolidated Schedule of Investments	17
Consolidated Statement of Assets and Liabilities	48
Consolidated Statement of Operations	49
Statements of Changes in Net Assets	50
Consolidated Statement of Cash Flows	51
Financial Highlights	52
Notes to Consolidated Financial Statements	54
Additional Information	67
Consideration and Approval of the Investment Management Agreement	68
Privacy Policy	69

Saba Capital Income & Opportunities Fund	Shareholder Letter

April 30, 2023 (Unaudited)

June 29, 2023

Dear Shareholders,

Thank you for your continued interest in the Saba Capital Income & Opportunities Fund (the “Fund”). We are pleased to provide you with a review of the Fund’s performance and financial markets year-to-date.

Performance Summary1

We are delighted with the results of the Fund during the reporting period2 as we not only outperformed our fixed income benchmarks, but we also managed to outperform the S&P 500, as can be seen in the table below.

Security	November 1, 2022 – April 30, 2023 Total Return[3]
Saba Capital Income & Opportunities Fund	9.49%
iBoxx Liquid High Yield Index	5.64%
Morningstar LSTA US Leveraged Loan TR USD	5.94%
S-Network Closed-End Fund Index	4.76%
S&P 500	8.61%

The primary contributors to the Fund’s returns were the exposure to closed-end funds, as well as the investment-grade bond portfolio. Closed-end funds (both U.S. and Non-U.S.) have become the Fund’s largest single asset exposure, with the average portfolio discount to NAV of -16%. We view exposure to closed-end funds as a highly attractive long opportunity for the Fund at the moment. Saba has a 10-year track record of investing in closed-end funds seeking to generate alpha from discount capture for our investors.

Markets Review

With the debt ceiling resolved, there remain a number of key risks to the U.S. economy. In our view, the impact of the Fed continuing to hike interest rates beyond what leading forecasters and the bond market were predicting, will present challenges in the second half of the year as higher rates for longer will take their toll on the economic outlook. It has already led to a rising default rate in private credit at the same time as lending standards are tightening across the banking sector.

At the same time, the strength of the most recent jobs report and other economic indicators appear to push back the anticipated start of a U.S. recession. We believe this positive has overwhelmed the fear the market experienced in early March during the regional banking crisis and the collapse of Credit Suisse. Despite the wide range of future outcomes, it is notable that the VIX has declined to pre-pandemic levels during a time with much less uncertainty. This appears to have emboldened investors – who are likely fatigued from their defensive positioning – to feel the temptation to switch to riskier investments. In the Fund, we have been positioned relatively defensively and in what is by now a contrarian position, to becoming even more risk averse for the next few months. At the same time, the Fund has grown its exposure to, what in our opinion are asymmetric investments this fiscal period through, for example, increased distressed investments, such as: Ukrainian sovereign bonds purchased (at an average weighted price) below 18 cents on the dollar and China Evergrande offshore bonds purchased (at an average weighted price) at approximately 7 cents on the dollar.

One of the most fascinating segments of the market is private credit. It has grown from a cottage industry a decade ago of approximately $250 billion to $1.5 trillion dollars today and has found its way into many institutional portfolios. It's surely the most discussed topic in the corporate credit market. While secured loans at 13% yields certainly sound like an opportunity for investors, flip that around for the company that is now borrowing at 13% into an economic slowdown. In our view, it’s evident that borrowing companies are going to suffer under the weight of higher interest payments, and that recession, or no recession, the default rate is likely to rise.

Investment Objective

The Fund’s investment objective is to seek to provide shareholders with a high level of current income, with a secondary goal of capital appreciation. We seek to achieve this objective by investing globally in debt and equity securities of public and private companies, which includes, among other things, investing in registered closed-end funds, special purpose acquisition companies (“SPAC”), public and private debt instruments, as well as derivatives where we believe the Fund can achieve attractive risk-adjusted returns and/or as a way to reduce portfolio risk. From time to time, in pursuit of its investment objective, the Fund may also invest up to 15% of its total assets in private funds on a discretionary basis.

Semi-Annual Report | April 30, 2023	1

Saba Capital Income & Opportunities Fund	Shareholder Letter

April 30, 2023 (Unaudited)

Conclusion

We will continue to search for investment opportunities with the goal of creating long-term value for shareholders.

If you have any questions about the Fund, please visit www.sabacef.com.

We are grateful for your trust and support.

Sincerely,

Boaz R. Weinstein

Founder and CIO

Saba Capital Management, LP

The foregoing reflects our views, analysis and opinions as of June 29, 2023.

[1]	Past performance is no guarantee of future results and shares of the Fund, when sold, may be worth less than their original cost.
[2]	November 1, 2022 through April 30, 2023.

[3]	Total investment return is calculated assuming a purchase of the referenced security/index at the opening on November 1, 2022 and a sale at April 30, 2023 and includes an assumption that dividends/distributions, if any, are reinvested. Returns of the Fund on a NAV basis for the reporting period can be found on page 3.

2

Saba Capital Income & Opportunities Fund	Performance Update

April 30, 2023 (Unaudited)

Average Annual Total Returns (as of April 30, 2023)
	6 Month	1 Year	3 Year	5 Year	10 Year
Returns at NAV	7.62%	6.88%	8.26%	2.31%	3.57%
Returns at Market Value	9.49%	6.59%	9.47%	2.62%	1.80%
iShares iBoxx $ High Yield Corporate Bond ETF (HYG)(a)	5.61%	1.34%	2.64%	2.43%	2.84%

Average annual returns for the period since Saba Capital Management began managing the Fund on June 4, 2021 are at NAV 4.76% and at market value 3.63%.

Comparison of the Change in Value of a $10,000 Investment

The performance data quoted above represents past performance. Past performance is not a guarantee of future results. Investment return and value of the Fund shares will fluctuate so that a shareholder's shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund performance current to the most recent month-end is available by visiting www.sabacef.com.

(a)	iShares iBoxx $ High Yield Corporate Bond ETF is an exchange-traded fund incorporated in the USA. The ETF seeks to track the investment results of an index composed of U.S. dollar-denominated, high yield corporate bonds.

Semi-Annual Report | April 30, 2023	3

Saba Capital Income & Opportunities Fund	Performance Update

April 30, 2023 (Unaudited)

Top Ten Holdings by Issuer (as a % of Net Assets)(c)

Stone Ridge Opportunities Fund Feeder LP	8.68%
Altria Group Inc	5.21%
Grayscale Bitcoin Trust Btc	3.15%
Oracle Corp	3.14%
Grayscale Ethereum Trust	3.03%
China Evergrande Group	2.91%
American Electric Power Co Inc	2.28%
Lowe's Cos Inc	2.02%
Ukraine Government	1.78%
Blackrock ESG Capital Allocation Term Trust	1.72%
Top Ten Holdings	33.92%

Portfolio Composition (as a % of Net Assets)(c)

Corporate Bonds	25.81%
Special Purpose Acquisition Companies	24.46%
Closed End Funds	21.45%
Total Return Swap Contracts	15.61%
Forward Foreign Currency Contracts	8.99%
Private Fund	8.68%
Unit Trust	6.18%
Common Stock	4.64%
Senior Loans	2.36%
Convertible Corporate Bond	1.71%
Credit Default Swap Contracts	1.31%
Participation Agreement	0.62%
Preferred Stock	0.58%
Warrants	0.35%
Short Term Investments	0.15%
Rights	0.06%
To-be-announced Mortgage-backed Securities Forward Contracts	-0.01%
Sovereign Debt Obligations	-12.02%
Exchange Traded Funds	-24.49%
Total Investment	86.44%
Other Assets in Excess of Liabilities	13.56%
Net Assets	100.00%

(c)	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Tables present indicative values only.

4

Saba Capital Income & Opportunities Fund	Material Risk Factors

April 30, 2023 (Unaudited)

General Risk Factors

Dependence on Key Individuals. Investors have no authority to make decisions on behalf of the Fund. The success of the Fund depends upon the ability of key members of the investment team to develop and implement investment strategies that achieve the Fund's investment objectives. If the Fund were to lose the services of these members, the consequence to the Fund could be material and adverse.

Dependence on Service Providers. The Fund is also dependent upon their counterparties and the businesses that are not controlled by the Investment Manager that provide services to the Fund (the "Service Providers"). Examples of Service Providers include the administrator, custodian, legal counsel and auditors. Errors are inherent in the business and operations of any business, and although the Investment Manager will adopt measures to prevent and detect errors by, and misconduct of, counterparties and Service Providers, and transact with counterparties and Service Providers it believes to be reliable, such measures may not be effective in all cases. Errors or misconduct could have a material adverse effect on the Fund and the Investor’s investments therein.

Indemnification. The Fund will indemnify the Investment Manager and other Service Providers for liabilities incurred in connection with the affairs of the Fund. Such liabilities may be material and have an adverse effect on the returns to the investors. The indemnification obligations of the Fund would be payable from the assets of the Fund.

Third Party Managers. The Fund has and may in the future invest in public and/ private funds managed by third party managers, or may allocate portions of its assets to third party managers to manage on a discretionary basis, if the Investment Manager determines that such an arrangement represents the best way to access a particular investment opportunity or otherwise expand the investment expertise available to the Fund. The Fund will be subject to various costs relating to such investments, including performance-based and/or fixed asset-based fees or allocations payable to such third party managers. Any such fees and allocations will not reduce the Management Fee.

Risks Relating to Market Conditions Generally

General Economic and Market Conditions. The success of the Fund's activities will be affected by general economic and market conditions, such as interest rates, availability of credit, credit defaults, inflation rates, economic uncertainty, changes in laws (including laws relating to taxation of the Fund's investments), trade barriers, currency exchange controls, and national and international political circumstances (including wars, terrorist acts or security operations). These factors may affect the level and volatility of the prices and the liquidity of the Fund's investments. Volatility or illiquidity could impair the Fund's profitability or result in losses. The Fund may maintain substantial trading positions that can be adversely affected by the level of volatility in the financial markets.

Market Disruption and Geopolitical: The Fund is subject to the risk that geopolitical events may disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the U.S. War, terrorism, global health crises and pandemics, and other geopolitical events have led, and in the future may lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and world economies and markets generally. For example, the COVID-19 pandemic has resulted, and may continue to result, in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn in economies throughout the world. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. Those events as well as other changes in non-U.S. and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the investments of the Fund and the Fund. Any of these occurrences could disrupt the operations of the Fund and of the Fund’s service providers.

Potential Interest Rate Increases. The United States has experienced a sustained period of historically low interest rate levels. In recent years, however, short-term and long-term interest rates have risen. The uncertainty of the U.S. and global economy, changes in U.S. government policy, and changes in the federal funds rate, increase the risk that interest rates will remain volatile in the future. Sustained future interest rate volatility may cause the value of the fixed-income securities held by the Fund to decrease.

Volatile Markets. The prices of financial instruments in which the Fund may invest can be volatile. Price movements of forward and other derivative contracts in which the Fund's assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. The Fund is subject to the risk of failure of any of the exchanges on which its positions trade or of their clearinghouses.

Semi-Annual Report | April 30, 2023	5

Saba Capital Income & Opportunities Fund	Material Risk Factors

April 30, 2023 (Unaudited)

Investment Strategy Risk Factors

An investor should be aware that it may lose money. All investments involve the risk of loss of capital. The Investment Manager believes that the Fund's investment program and research techniques moderate this risk through a careful selection of investments, the use of short and long positions and other financial instruments. However, no guarantee or representation is made that the Fund's investment program will be successful. The Fund's investment program is expected to utilize leverage and may utilize such investment techniques as option transactions, short sales, limited diversification and forward contracts, which can, in certain circumstances, increase the adverse impact to which the Fund's portfolio may be subject.

Leverage Risks. The use of leverage will, in certain instances, enable the Fund to achieve a higher rate of return than would be otherwise possible. Leverage may take the form of, without limitation, any of the financial instruments described herein, including derivative instruments which are inherently leveraged and trading in products with embedded leverage such as options, short sales, swaps and forwards. The instruments and borrowings utilized by the Fund to leverage investments may be collateralized by the Fund's portfolio, respectively.

The use of leverage will magnify the volatility of changes in the value of the investments of the Fund. Accordingly, any event which adversely affects the value of an investment would be magnified to the extent the investment is leveraged. The cumulative effect of the use of leverage by the Fund in a market that moves adversely to its investments could result in substantial losses to the Fund, which would be greater than if the Fund was not leveraged.

While leverage increases the buying power of the Fund and presents opportunities for increasing total returns, it has the effect of potentially increasing losses as well. For example, funds borrowed for leveraging will be subject to interest, transaction and other costs, and other types of leverage also involve transaction and other costs. Any such costs may or may not be recovered by the return on the Fund’s portfolio. Leverage will increase the investment return of the Fund if an investment purchased with or utilizing leverage earns a greater return than the cost to the Fund of such leverage. The use of leverage will decrease the investment return if the Fund fails to recover the cost of such leverage.

Equity Securities Generally. The Fund expects to buy and sell private and public equity securities. The value of equity securities of public and private, listed and unlisted companies and equity derivatives generally varies with the performance of the issuer and movements in the equity markets. As a result, the Fund may suffer losses if it invests in equity instruments of issuers whose performance diverges from the Investment Manager's expectations or if equity markets generally move in a single direction and the Fund has not hedged against such a general move. The Fund also may be exposed to risks that issuers will not fulfill contractual obligations such as, in the case of convertible securities or private placements, delivering marketable common stock upon conversions of convertible securities and registering restricted securities for public resale.

Debt Securities Generally. The Fund expects to buy and sell private and government debt securities and instruments. The Fund may buy or sell debt instruments that are unrated, and whether or not rated, the debt instruments may have speculative characteristics. The issuers of such instruments (including sovereign issuers) may face significant ongoing uncertainties and exposure to adverse conditions that may undermine the issuer's ability to make timely payment of interest and principal. Such instruments are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions.

Sovereign Debt. The Fund expects to buy and sell sovereign debt. Several factors may affect (i) the ability of a government, its agencies, instrumentalities or its central bank to make payments on the debt it has issued (“Sovereign Debt”), including securities that the Investment Manager believes are likely to be included in restructurings of the external debt obligations of the issuer in question, (ii) the market value of such debt and (iii) the inclusion of Sovereign Debt in future restructurings, including such issuer’s (x) balance of trade and access to international financing, (y) cost of servicing such obligations, which may be affected by changes in international interest rates, and (z) level of international currency reserves, which may affect the amount of non-U.S. exchange available for external debt payments. Significant ongoing uncertainties and exposure to adverse conditions may undermine the issuer’s ability to make timely payment of interest and principal, and issuers may default on their Sovereign Debt.

Distressed Securities. The Fund expects to invest in "below investment grade" securities and obligations of issuers in weak financial condition, experiencing poor operating results, having substantial capital needs or negative net worth, facing special competitive or product obsolescence problems, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Certain debt instruments purchased by the Investment Manager for the Fund may be non-performing and possibly in default. Furthermore, the obligor or relevant guarantor may also be in bankruptcy or liquidation. There can be no assurance as to the amount and timing of payments, if any, with respect to the loans. These securities are likely to be particularly risky investments although they also may offer the potential for correspondingly high returns. Among the risks inherent in investments in troubled entities is the fact that it frequently may be difficult to obtain information as to the true condition of such issuers. Such investments may also be adversely affected by laws relating to, among other things, fraudulent transfers and other voidable transfers or payments, lender liability and the bankruptcy court's power to disallow, reduce, subordinate or disenfranchise particular claims. Such companies' securities may be considered speculative, and the ability of such companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry or specific developments within such companies. In addition, there is no minimum credit standard that is a prerequisite to the Fund's investment in any instrument, and a significant portion of the obligations and securities in which the Fund invests may be less than investment grade. The level of analytical sophistication, both financial and legal, necessary for successful investment in companies experiencing significant business and financial difficulties is unusually high. There is no assurance that the Investment Manager will correctly evaluate the value of the assets underlying the Fund's investments or the prospects for a successful reorganization or similar action. In any reorganization or liquidation proceeding relating to a company in which the Fund invests, the Fund may lose its entire investment, may be required to accept cash or securities with a value less than the Fund's original investment and/or may be required to accept payment over an extended period of time. Under such circumstances, the returns generated from the Fund's investments may not compensate the investors adequately for the risks assumed.

6

Saba Capital Income & Opportunities Fund	Material Risk Factors

April 30, 2023 (Unaudited)

In certain transactions, the Fund may not be "hedged" against market fluctuations, or, in liquidation situations, may not accurately value the assets of the company being liquidated. This can result in losses, even if the proposed transaction is consummated.

High-Yield Securities. The Fund expects to invest in bonds or other fixed income securities, including, without limitation, "higher yielding" (including non-investment grade) debt securities, and may take short positions in these securities. Such securities are generally not exchange traded and, as a result, these financial instruments trade in the over-the-counter marketplace, which is less transparent and has wider bid/ask spreads than the exchange-traded marketplace. The Fund may invest in these securities when they offer opportunities for capital appreciation (or capital depreciation in the case of short positions) and may also invest in these securities for temporary defensive purposes and to maintain liquidity. High-yield securities include, among other securities: bonds, notes and debentures issued by U.S. and non-U.S. corporations and U.S. Government securities or debt securities issued or guaranteed by a non-U.S. government. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations.

In addition, the Fund may invest in bonds of issuers that do not have publicly traded equity securities, making it more difficult to hedge the risks associated with such investments. Also, the market for credit spreads is often inefficient and illiquid, making it difficult to accurately calculate discounting spreads for valuing financial instruments. High-yield securities face ongoing uncertainties and exposure to adverse business, financial or economic conditions which could lead to the issuer's inability to meet timely interest and principal payments. High-yield securities are subject to the risk of the issuer's inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). High-yield securities may or may not be subordinated to certain other outstanding securities and obligations of the issuer, which may be secured by substantially all of the issuer's assets. High-yield securities may also not be protected by financial covenants or limitations on additional indebtedness.

The market values of certain of these lower-rated and unrated debt securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities which react primarily to fluctuations in the general level of interest rates, and tend to be more sensitive to economic conditions than are higher-rated securities. Companies that issue such securities are often highly leveraged and may not have available to them more traditional methods of financing. It is possible that a major economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities. In addition, it is possible that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default of such securities.

Bank Loans. The Fund's investment program may include investments in significant amounts of bank loans and participations. These obligations are subject to unique risks, including: (i) the possible invalidation of an investment transaction as a fraudulent conveyance under relevant creditors' rights laws; (ii) so-called lender-liability claims by the issuer of the obligations; (iii) environmental liabilities that may arise with respect to collateral securing the obligations; and (iv) limitations on the ability of the Fund to directly enforce its rights with respect to participations. In analyzing each bank loan or participation, the Investment Manager attempts to compare the relative significance of the risks against the expected benefits of the investment. Successful claims by third parties arising from these and other risks will be borne by the Fund.

As secondary market trading volumes increase, new loans are frequently adopting standardized documentation to facilitate loan trading, which may improve market liquidity. There can be no assurance, however, that future levels of supply and demand in loan trading will provide an adequate degree of liquidity or that the current level of liquidity will continue. Because of the provision to holders of such loans of confidential information relating to the borrower, the unique and customized nature of the loan agreement, and the private syndication of the loan, loans are not as easily purchased or sold as a publicly traded security, and historically the trading volume in the loan market has been small relative to the high-yield debt market.

Semi-Annual Report | April 30, 2023	7

Saba Capital Income & Opportunities Fund	Material Risk Factors

April 30, 2023 (Unaudited)

Non-Investment Grade and Unrated Instruments. A portion of the Fund's assets may be invested in instruments that are unrated or have a credit quality rating below investment grade by internationally recognized credit rating organizations, such as Moody's Investors Service Inc. and S&P Global Ratings. The market prices of those securities may fluctuate more than higher-rated securities, and may decline significantly in periods of general economic difficulty. Those securities generally are considered to have extremely poor prospects of ever attaining any real investment grade standing and to have a current identifiable vulnerability to default. The issuers or guarantors of those securities are considered to be less likely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions. Alternatively, such issuers may be in default or not current in the payment of interest or principal. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade debt securities to make principal and interest payments than issuers of higher grade debt securities. An economic downturn affecting an issuer of non-investment grade debt securities may result in an increased incidence of default. In addition, the market for lower grade debt securities may be less liquid and less active than for higher grade debt securities.

Inflation Risks. The value of assets or income from investments may be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund's assets can decline as can the value of the Fund's distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

Credit Risk. An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Interest Rate Risk. Changes in interest rates will affect the value of the Fund's investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Default Swaps. The Fund expects to invest in credit default swaps. A credit default swap is a contract between two parties which transfers the risk of loss if a company fails to pay principal or interest on time or files for bankruptcy. In essence, an institution which owns corporate debt instruments can purchase a limited form of default protection by entering into a credit default swap with another bank, broker-dealer or financial intermediary. Upon an event of default, the swap may be terminated in one of two ways: (i) by the purchaser of credit protection delivering the referenced instrument to the swap counterparty and receiving a payment of par value, or (ii) by the parties pairing off payments, with the purchaser of the protection receiving a payment equal to the par value of the reference security less the price at which the reference security trades subsequent to default. The first way is the more common form of credit default swap termination.

In the manner described above, credit default swaps can be used to hedge a portion of the default risk on a single corporate bond or a portfolio of bonds. Credit default swaps can be used to implement the Investment Manager's view that a particular credit, or group of credits, will experience credit improvement. In the case of expected credit improvement, the Fund may sell credit default protection in which it receives a premium to take on the risk. In such an instance, the obligation of the Fund to make payments upon the occurrence of a credit event creates leveraged exposure to the credit risk of the referenced entity. The Fund may also "purchase" credit default protection even in the case in which it does not own the referenced instrument if, in the judgment of the Investment Manager, there is a high likelihood of credit deterioration.

The credit default swap market in high-yield securities is evolving compared to the credit default swap market for more seasoned and liquid investment grade securities. Swap transactions dependent upon credit events are priced incorporating many variables including the pricing and volatility of the common stock, potential loss upon default and the shape of the U.S. Treasury Yield curve, among other factors. As such, there are many factors upon which market participants may have divergent views. The Investment Manager may also enter into credit default swap transactions, even if the credit outlook is positive, if it believes that participants in the marketplace have incorrectly valued the components which determine the value of a swap.

Widening and Narrowing Credit Spreads. The Fund will be impacted by the widening or narrowing of credit spreads. If credit spreads were to narrow, it may result in an increase in the cost to the Fund of buying securities to cover the short position or resulting in the inability of the Fund to cover the short position.

8

Saba Capital Income & Opportunities Fund	Material Risk Factors

April 30, 2023 (Unaudited)

Index or Index Options. The Fund may also purchase and sell indices as well as call and put options on indices, whether or not stock indices are listed on securities exchanges or traded in the over-the-counter market. An index or index option fluctuates with changes in the market values of the securities included in the index. Specifically, investments in the CDX and iBoxx indices will fluctuate based upon the value of the underlying components of the index. In addition, because the value of an index or index option depends upon movements in the level of the index rather than the price of a particular asset, whether the Fund will realize gains or losses from the purchase or writing of options on indices depends upon movements in the level of instrument prices in the assets generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of particular assets.

Trading of Swaps. The Fund expects to enter into swap transactions. A swap transaction is an individually negotiated, non-standardized derivative agreement between two parties to exchange cash flows (and sometimes principal amounts) measured by different interest rates, currency exchange rates, securities, commodities or other items, indices, or prices, with payments generally calculated by reference to a principal ("notional") amount or quantity. Swap contracts are not traded on exchanges and are not otherwise regulated, and as a consequence investors in such contracts do not benefit from regulatory protections. Swap trading is similar to the spot and forward markets in that banks, broker-dealers or their affiliates generally act as principals in the swap markets, and the Fund is subject to risks similar to those described in the discussion of the spot and forward markets.

Catastrophe Bonds. Event-linked or catastrophe bonds carry material uncertainties and risk exposures to adverse conditions. If a trigger event, as defined within the terms of the bond, involves losses or other metrics exceeding a specific magnitude in the geographic region and time period specified therein, the Fund may lose a portion or all of its investment in such security, including accrued interest and/or principal invested in such security. Because Catastrophe Bonds cover “catastrophic” events that, if they occur, will result in significant losses, Catastrophe Bonds carry a high degree of risk of loss and are considered “high yield” or “junk bonds.” The rating, if any, primarily reflects the rating agency’s calculated probability that a predefined trigger event will occur. Thus, lower-rated bonds have a greater likelihood of a triggering event occurring and loss to the Fund.

Catastrophe Bonds are also subject to extension risk. The sponsor of such an investment might have the right to extend the maturity of the bond or note to verify that the trigger event did occur or to process and audit insurance claims. The typical duration of mandatory and optional extensions of maturity for reinsurance-related securities currently is between three months to two years. In certain circumstances, the extension may exceed two years. An extension to verify the potential occurrence of a trigger event will reduce the value of the bond or note due to the uncertainty of the occurrence of the trigger event and will hinder the Fund’s ability to sell the bond or note. Even if it is determined that the trigger event did not occur, such an extension will delay the Fund’s receipt of the bond’s or note’s principal and prevent the reinvestment of such proceeds in other, potentially higher yielding securities.

Quota Share Notes, Excess of Loss Notes and ILW Notes. The Fund may invest, directly or indirectly, in reinsurance contracts through shares or notes issued in connection with quota shares and / or may gain exposure to reinsurance contracts through excess of loss notes and/or industry loss warranties (collectively, “Reinsurance Notes”). As Reinsurance Notes represent an interest, either proportional or non-proportional, in one or more underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contract(s) and, therefore, must rely upon the risk assessment and sound underwriting practices of the sponsor. Accordingly, it may be more difficult to fully evaluate the underlying risk profile of Reinsurance Notes, which may place the Fund’s assets at greater risk of loss than if the Investment Manager had more complete information. The lack of transparency may also make the valuation of such investments more difficult and potentially result in mispricing that could result in losses to the Fund. In Reinsurance Notes, the Fund cannot lose more than the amount invested.

Reinsurance Industry Risk. The performance of reinsurance-related securities and the reinsurance industry itself are tied to the occurrence of various triggering events, including weather, natural disasters (hurricanes, earthquakes, etc.), non-natural large catastrophes and other specified events causing physical and/or economic loss. If the likelihood and severity of natural and other large disasters increase, the risk of significant losses to reinsurers may also increase. Typically, one significant triggering event (even in a major metropolitan area) will not result in financial failure to a reinsurer. However, a series of major triggering events could cause the failure of a reinsurer. Similarly, to the extent the Fund invests in reinsurance-related securities for which a triggering event occurs, losses associated with such event could result in losses to the Fund’s investment, and a series of major triggering events affecting a large portion of the reinsurance-related securities held by the Fund could result in substantial losses to the Fund’s investment. In addition, unexpected events such as natural disasters or terrorist attacks could lead to government intervention. Political, judicial and legal developments affecting the reinsurance industry could also create new and expanded theories of liability or regulatory or other requirements; such changes could have a material adverse effect on the Fund’s investment.

Duration of Reinsurance-Related Securities. The determination of the level of losses under a reinsurance-related security may be a protracted process and the realizable value of these reinsurance-related securities, particularly those with respect to which a loss event has occurred, will be delayed until the related collateral, if any, is released to the Fund and any remaining associated liabilities are finally determined.

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Saba Capital Income & Opportunities Fund	Material Risk Factors

April 30, 2023 (Unaudited)

Modeling Risk. The Investment Manager, in selecting certain investments for the Fund, may consider risk models created in-house or by third parties that are based, in part, on prior transactions, quantitative analysis and industry knowledge. Risk models are designed to assist investors, governments and businesses to understand the potential impact of a wide variety of events and allow such parties to analyze the probability of loss. Risk models are created using historical, scientific and other related data and may incorporate quantitative methods. Because such risk models are based in part upon historical data and averages, there is no guarantee that such information will accurately predict the future occurrence or severity of any particular event and thus may fail to accurately calculate the probability of an event and may underestimate the likelihood of an event. Securities or other investments selected using such methods may perform differently from the market as a whole or from their expected performance for many reasons, including factors used in building the analytical framework, the weights placed on each factor, and changing sources of market returns, among others. In addition, any errors or imperfections in a risk model (quantitative or otherwise), analyses, the data on which they are based or any technical issues with the construction of the models (including, for example, data problems and/or software or other implementation issues) could adversely affect the ability of the Investment Manager to use such analyses or models effectively, which in turn could adversely affect the Fund’s performance. Risk models are used by the Investment Manager as one input in its risk analysis process for Fund investments. There can be no assurance that these methodologies will help the Fund to achieve its investment objective.

Unrated Securities Risk. The Fund may have exposure to securities that are unrated. Accordingly, the Fund’s unrated investments could constitute a risky and speculative investment. In addition, such investments may be subject to greater risks than other investments, including greater levels of risk related to changes in interest rates, credit risk (including a greater risk of default), and illiquidity risk. Unrated investments may be more susceptible to real or perceived adverse economic and competitive industry or business conditions than higher-grade investments. Yields on such investments will fluctuate and may, therefore, cause the Fund’s value to be more volatile.

When-Issued and Forward Commitment Securities. The purchase of securities on a "when-issued" basis involves a commitment by the Fund to purchase or sell securities at a future date (typically one or two months later). No income accrues on securities that have been purchased on a when-issued basis prior to delivery to the Fund. When-issued securities may be sold prior to the settlement date. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition, it may generate a gain or loss. In addition, there is a risk that securities purchased on a when-issued basis may not be delivered to the Fund. In such cases, the Fund may incur a loss. One type of security which the Fund is permitted to acquire on a "when-issued" basis is a forward-settling agency MBS where the pool is "to-be-announced", known as a "TBA". Pursuant to these TBAs, the Fund will agree to purchase, for future delivery, agency MBS with certain principal and interest terms and certain types of underlying collateral, but where the specific agency MBS to be delivered will not be identified until shortly before the TBA settlement date. In the case of TBAs there is an additional risk that, when the actual terms of the underlying mortgage pool become known, the Fund may be exposed to greater risk than anticipated.

Illiquid Investments. The Fund may invest in securities, bank debt, private funds and companies, other assets and/or third-party managers and other claims, which are subject to legal or other restrictions on transfer or for which no liquid market exists. The market prices, if any, for such investments tend to be volatile and may not be readily ascertainable, and the Fund may not be able to execute a buy or sell order on exchanges at the desired price or to liquidate an open position due to market conditions, including the operation of daily price fluctuation limits. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. The Fund may not be able to readily dispose of such illiquid investments and, in some cases, may be contractually prohibited from disposing of such investments for a specified period of time. If trading on an exchange is suspended or restricted, the Fund may not be able to execute trades or close out positions on terms that the Investment Manager believes are desirable. Realization of value from such investments may be difficult in the short-term, or may have to be made at a substantial discount compared to other freely tradable investments. An investment in the Fund is suitable only for certain sophisticated investors who do not require immediate liquidity for their investments.

Valuation. Securities which the Investment Manager believes are fundamentally undervalued or overvalued may not ultimately be valued in the capital markets at prices and/or within the time frame the Investment Manager anticipates. In particular, purchasing securities at prices which the Investment Manager believes to be distressed or below fair value is no guarantee that the price of such securities will not decline even further.

Derivative Investments. The prices of derivative instruments, including futures and options, are volatile. Payments made pursuant to swap agreements may also be volatile. Price movements of futures and options contracts and payments pursuant to swap agreements are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. The value of futures, options and swap agreements also depends upon the price of the commodities underlying them. In addition, the Fund's assets are subject to the risk of the failure of any of the exchanges on which its positions trade or of its clearinghouses or counterparties.

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Saba Capital Income & Opportunities Fund	Material Risk Factors

April 30, 2023 (Unaudited)

The Fund may buy or sell (write) both call options and put options, and when it writes options, it may do so on a "covered" or an "uncovered" basis. A call option is "covered" when the writer owns securities of the same class and amount as those to which the call option applies. A put option is covered when the writer has an open short position in securities of the relevant class and amount. The Fund's option transactions may be part of a hedging strategy (i.e., offsetting the risk involved in another securities position) or a form of leverage, in which the Fund has the right to benefit from price movements in a large number of securities with a small commitment of capital. These activities involve risks that can be substantial, depending on the circumstances.

In general, without taking into account other positions or transactions the Fund may enter into, the principal risks involved in options trading can be described as follows: When the Fund buys an option, a decrease (or inadequate increase) in the price of the underlying security in the case of a call, or an increase (or inadequate decrease) in the price of the underlying security in the case of a put, could result in a total loss of the Fund's investment in the option (including commissions). The Fund could mitigate those losses by selling short, or buying puts on, the securities for which it holds call options, or by taking a long position (e.g., by buying the securities or buying calls on them) in securities for which it holds put options.

When the Fund sells (writes) an option, the risk can be substantially greater than when it buys an option. The seller of an uncovered call option bears the risk of an increase in the market price of the underlying security above the exercise price. The risk is theoretically unlimited unless the option is "covered". If it is covered, the Fund would forego the opportunity for profit on the underlying security should the market price of the security rise above the exercise price. If the price of the underlying security were to drop below the exercise price, the premium received on the option (after transaction costs) would provide profit that would reduce or offset any loss the Fund might suffer as a result of owning the security.

Swaps and certain options and other customized instruments are subject to the risk of non-performance by the swap counterparty, including risks relating to the creditworthiness of the swap counterparty, market risk, liquidity risk and operations risk.

Hedging Transactions. The Fund may utilize financial instruments, both for investment purposes and for risk management purposes in order to (i) protect against possible changes in the market value of the Fund's investment portfolio resulting from fluctuations in the securities markets and changes in interest rates; (ii) protect the Fund's unrealized gains in the value of the Fund's investment portfolio; (iii) facilitate the sale of any such investments; (iv) enhance or preserve returns, spreads or gains on any investment in the Fund's portfolio; (v) hedge the interest rate or currency exchange rate on any of the Fund's liabilities or assets; (vi) protect against any increase in the price of any securities the Fund anticipates purchasing at a later date or (vii) for any other reason that the Investment Manager deems appropriate.

The success of the Fund's hedging strategy will depend, in part, upon the Investment Manager's ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the portfolio investments being hedged. Since the characteristics of many securities change as markets change or time passes, the success of the Fund's hedging strategy will also be subject to the Investment Manager's ability to continually recalculate, readjust and execute hedges in an efficient and timely manner. While the Fund may enter into hedging transactions to seek to reduce risk, such transactions may result in a poorer overall performance for the Fund than if it had not engaged in such hedging transactions. For a variety of reasons, the Investment Manager may not seek to establish a perfect correlation between the hedging instruments utilized and the portfolio holdings being hedged. Such an imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. The Investment Manager may not hedge against a particular risk because it does not regard the probability of the risk occurring to be sufficiently high as to justify the cost of the hedge, or because it does not foresee the occurrence of the risk. The successful utilization of hedging and risk management transactions requires skills complementary to those needed in the selection of the Fund's portfolio holdings.

Closed-End Funds. The Fund does invest in CEFs that are operated by a diversified group of closed-end fund managers (“CEF Managers”). To the extent that such CEFs invest in financial instruments similar to those invested in by the Fund, the risk factors that are set forth herein with respect to such instruments will also apply to the CEFs in which the Fund invests, and thus indirectly apply to the Fund.

Risks Relating to Underlying CEF Managers. CEF Managers are subject to various risks, including, but not limited to, operational risks such as the ability to provide the adequate operating environment for a CEF such as back office functions, trade processing, accounting, administration, risk management, valuation services and reporting. CEF Managers may also face competition from other investment managers, which may be more established and have larger capital bases and have larger numbers of qualified management and technical personnel. Additionally, certain CEF Managers may pursue over time different investment strategies which may limit the Fund's ability to assess a CEF Manager's ability to achieve its longterm investment objective. Furthermore, a CEF Manager may face additional risks as the assets of a CEF increase over time. In such instances, a CEF Manager may not be able to handle properly the operating volumes of a CEF with an increased capital basis. Also, a CEF Manager may be unable to manage a CEF's increased assets effectively because it may be unable to maintain such CEF's current investment strategy or find the types of investments better suited for a CEF with an increased capital basis.

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Saba Capital Income & Opportunities Fund	Material Risk Factors

April 30, 2023 (Unaudited)

Independent CEF Managers. CEF Managers generally invest wholly independently of one another and may at times hold economically offsetting positions. To the extent that such CEF Managers do, in fact, hold offsetting positions, the Fund, considered as a whole, may not achieve any gains or losses despite incurring investment expenses, including, without limitation, performance-based compensation. In addition, there may often be times when a particular CEF Manager may receive performance-based compensation in respect of the Fund's investments for a period even though the Fund's overall portfolio depreciated during such period. Some CEF Managers also may compete with each other from time to time for the same positions in certain markets. Such competition may adversely affect the performance of CEFs managed by such CEF Managers. In addition, although the Investment Manager receives detailed information from each CEF Manager regarding its investment performance and investment strategy, the Investment Manager may have little or no means of independently verifying this information. A CEF Manager may use proprietary investment strategies that are not fully disclosed to the Investment Manager, which may involve risks that are not anticipated by the Investment Manager. In addition, the Fund will still face the risk of CEF Manager misrepresentation, material strategy alteration or poor judgment. Although CEF Managers are required to adhere to the offering documents for the respective funds, the Investment Manager cannot control the investments made by a CEF Manager. The Investment Manager's sole remedy in the event of a deviation by a CEF Manager from its offering documents (such as in the case of "style drift") may be to cause the Fund to withdraw capital from a CEF Manager's fund, subject to any applicable withdrawal restrictions.

Style Drift. The Investment Manager relies primarily on information provided by CEF Managers in assessing a CEF Manager's defined investment strategy, the underlying risks of such a strategy and, ultimately, determining whether, and to what extent, it will allocate the Fund's assets to particular CEF Managers. "Style drift" is the risk that a CEF Manager may deviate from his or her stated or expected investment strategy. Style drift can occur abruptly if a CEF Manager believes it has identified an investment opportunity for higher returns from a different approach (and the manager disposes of an interest quickly to pursue this approach) or it can occur gradually, such as if, for instance, a "value"-oriented CEF Manager gradually increases a CEF's investments in "growth" stocks. Style drift can also occur if a CEF Manager focuses on factors it had deemed immaterial in its offering documents --such as particular statistical information or returns relative to certain benchmarks. Additionally, style drift may result in a manager pursuing investment opportunities in an area in which it has a competitive disadvantage or is outside the manager's area of expertise (e.g., a large-cap manager focusing on small-cap investment opportunities). Moreover, style drift poses a particular risk for multiple-manager structures since, as a consequence, the Fund may be exposed to particular markets or strategies to a greater extent than was anticipated by the Investment Manager when it assessed the portfolio's risk-return characteristics and allocated assets to a CEF Manager (and which may, in turn, result in overlapping investment strategies among various CEF Managers).

Special Purpose Acquisition Companies. A SPAC is a publicly traded company formed for the purpose of raising capital through an initial public offering to fund the acquisition, through a merger, capital stock exchange, asset acquisition or other similar business combination, of one or more operating businesses that are typically not publicly-listed. Following the acquisition of a target company, a SPAC's management team may exercise control over the management of the combined company in an effort to increase its value. Often now, though, management of the target company will continue to manage the now publicly-traded business subsequent to completion of its business combination with the SPAC. Capital raised through the initial public offering of securities of a SPAC is typically placed into a trust account until acquired business combination is completed or a predetermined period of time (typically 24 months) elapses. Investors in a SPAC would receive a return on their investment in the event that a target company is acquired and the combined publicly-traded company's shares trade above the SPAC's initial public offering ("IPO") price, or alternatively, the market price at which an investor acquired a SPAC's shares subsequent to its IPO. In the event that a SPAC is unable to locate and acquire a target business by the timeframe established at the time of its IPO, the SPAC would be forced to liquidate its assets, which may result in losses due to the expenses and liabilities of the SPAC, to the extent third-parties are permitted to bring claims against IPO proceeds held in the SPAC's trust account. Investors in a SPAC are subject to the risk that, among other things, (i) such SPAC may not be able to complete a qualifying business combination by the deadline established at the time of its IPO, (ii) assets in the trust account may become subject to third-party claims against such SPAC, which may reduce the per share liquidation value received by the investors in the SPAC in the event it fails to complete a business combination within the required time period, (iii) such SPAC may be exempt from the rules promulgated by the SEC to protect investors in "blank check" companies, such as Rule 419 promulgated under the Securities Act of 1933, as amended (the "Securities Act"), so that investors in such SPAC may not be afforded the benefits or protections of those rules, (iv) such SPAC will likely only complete one business combination, which will cause its returns and future prospects to be solely dependent on the performance of a single acquired business, (v) the value of any target business, including its stock price as a public company, may decrease following its acquisition by such SPAC, (vi) the value of the funds invested and held in the trust account may decline, (vii) the inability to redeem due to the failure to hold the securities in the SPAC on the applicable record date to do so, and (viii) if the SPAC is unable to consummate a business combination, public stockholders will be forced to wait until the deadline before liquidating distributions are made. The Fund may invest in a SPAC that, at the time of investment, has not selected or approached any prospective target businesses with respect to a business combination. In such circumstances, there may be limited basis for the Fund to evaluate the possible merits or risks of such SPAC's investment in any particular target business. In addition, to the extent that a SPAC completes a business combination, it may be affected by numerous risks inherent in the business operations of the acquired company or companies. For these and additional reasons, investments in SPACs are speculative and involve a high degree of risk.

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Saba Capital Income & Opportunities Fund	Material Risk Factors

April 30, 2023 (Unaudited)

Further, SPACs are structured as publicly-traded blank check companies. Accordingly, the Fund will also be subject to risks that arise from investments in vehicles that are managed by independent third parties, as well as the risk that the underlying business combinations being pursued by the SPACs in which the Fund invests will not be consummated or will not be successful.

Founder’s Equity and Sponsor Vehicle Investments. The Fund may invest in founder’s equity, consisting of founder’s shares and/or private placement warrants issued by a SPAC in connection with its formation and IPO, either directly or indirectly through equity interests in a related sponsor vehicle which holds such founders equity instruments. Founder’s shares are similar to the shares of stock issued by a SPAC in its IPO, but have no right to receive any proceeds from a SPAC's trust account pursuant to redemption or liquidation of the SPAC. Similarly, private placement warrants have terms that mirror those of the warrants issued by a SPAC in connection with its IPO, but expire worthless if the SPAC fails to consummate a qualifying business combination within the required time period. As a result, an investment in founder’s equity of a SPAC poses a risk of total loss of investment in the event the SPAC is unsuccessful in completing a business combination. In addition, the Fund may be required to agree to certain terms, including with respect to the acquisition, holding and/or voting of its liquid position in a SPAC, in order to receive exposure to a SPAC's founder’s equity. Any founders shares distributed to the Fund will also typically be subject to a lock-up period subsequent to completion of a business combination, which will restrict the Fund's ability to dispose of such shares for up to one year after a SPAC completes its business combination. Similar to SPAC PIPE shares, founder’s shares, private placement warrants, and any shares issued upon exercise of such private placement warrants, will also be restricted securities, which further limit their liquidity absent registration under the Securities Act.

Risks Relating to Investments In Exchange Traded Funds/Trusts that invest in cryptocurrencies or similar assets that utilize blockchain technology. Consistent with the Fund’s closed-end fund investment approach, where the Fund seeks to capitalize on the difference between a closed-end fund’s aggregate asset value and its net asset value, the Fund has and may in the future invest in exchange traded investment funds/trusts that invest in cryptocurrencies or similar assets that utilize blockchain technology (such as, the Grayscale Bitcoin Trust) and the Fund may hedge such investments through the use of other securities (including other exchange trade funds that own virtual currencies) and derivatives of virtual currencies, in each case, to the extent permitted by, and in accordance with, any future law, regulation, guidance, or exemptive relief provided by the SEC or its staff or other regulatory agency or body having jurisdiction. The Fund expects that any such investments are likely to constitute only a small proportion of its portfolio.

The following Risk Factors relate to investment held by exchange traded investment funds/trusts that invest in cryptocurrencies or similar assets:

Virtual currencies are relatively new, evolving products based upon new and evolving technologies. An investment in any virtual currency is subject to a variety of risks, including technological, security and regulatory risks as well as associated uncertainties over the future existence, support and development of such virtual currency. Virtual currencies may also experience unusual volatility. Any such investment is highly speculative and subject to the risk that the entirety or a material portion of such investment or its value may be lost. Virtual currency derivatives, such as futures or options on futures on a virtual currency, are also a relatively new asset class, and trading in these instruments, like trading in the virtual currencies themselves, carries a high level of risk. Investments in virtual currency derivatives, like direct investments in virtual currencies, should be considered speculative and may to result in a total loss of capital. Virtual currencies are not legal tender, but a type of highly decentralized electronic commodity that is not typically backed by any intermediating authority, such as a central bank or a national, supra-national or quasi-national organization, or any hard assets, human capital, or other form of credit. Rather, their value is based on (and fluctuates frequently according to) supply and demand factors, the number of merchants that accept the currency, and the value that various market participants place on it through their mutual agreement, barter or transactions.

The creation of new units of the virtual currency, as well recordation of ownership and transactions in the currency, is typically driven by an algorithmic system distributed over a very large computer network with many participants. Typically, an individual virtual currency unit exists as a record in a digital file, based upon a mathematical proof, and is comprised of a public key that encrypts a transaction value and a private key that decrypts it. Virtual currencies allow users to send payments within a decentralized, peer-to-peer network, and do not require a central clearinghouse or financial institution clearing transactions.

Cybersecurity Risk. Because of the cryptographic characteristics of virtual currency networks and their large number of users, direct attacks on the integrity of a virtual currency network (such as to change ownership, the number of units of the virtual currency in circulation, or the history of transactions) are generally considered impractical, but new technological developments or unforeseen technical flaws in a virtual currency’s algorithm could create opportunities for disruption. If the basic algorithm of a virtual currency were compromised, the value of the virtual currency itself, and derivatives thereupon, could be severely affected. Note, also, that the electronic exchanges and third-party custodians that facilitate trading in virtual currencies may experience, and have experienced, cybersecurity incidents of their own. As described below, depending upon the electronic custody arrangements used by an exchange, a compromise of its systems can result in an irreversible loss of virtual currency for users even if the algorithm of the virtual currency itself remains technically sound. Hackers or malicious actors may launch attacks to steal, compromise, or secure virtual currencies, such as by attacking virtual currency network source code, exchange servers, third-party platforms, cold and hot storage locations or software, or virtual currency transaction history, or by other means. Depending upon the scale of such an incident, it could have systemic effects upon the value and liquidity of a virtual currency. Although virtual currency derivatives may not be directly exposed to this latter so-called “wallet risk”, major disruptions to one or more virtual currency exchanges could have valuation effects on a virtual currency that would negatively impact the value of its derivatives in turn.

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Saba Capital Income & Opportunities Fund	Material Risk Factors

April 30, 2023 (Unaudited)

Risks Associated With “Digital Wallets”. Exchange traded funds and trusts may use digital currency “wallets” (a “virtual currency wallet” being a programmatic record system that contains virtual currency units) provided by exchanges or other third-parties to hold all or a portion of such exchange traded fund’s and trust’s virtual currencies. Such funds may be unable to conduct detailed information technology diligence on such third-party wallet providers and, as a result, may not be aware of all security vulnerabilities and risks. Certain third-party wallet providers might not indemnify the exchange traded fund or trust against any losses of virtual currencies. Certain virtual currencies are intended to be controllable only by the possessor of both the unique public and private keys relating to the local or online digital wallet in which such virtual currencies are held. If private keys relating to such exchange traded fund’s or trust’s virtual currency holdings are lost, destroyed or otherwise compromised and such private keys are not capable of being restored by a virtual currency network, such exchange traded fund or trust may be unable to access the related virtual currencies. Further, virtual currencies are typically transferred digitally, through electronic media not controlled or regulated by any entity. If a virtual currency transfers to the wrong destination, the exchange traded fund or trust may be unable to recover the virtual currency or its value.

Price Volatility Risks. A principal risk in trading virtual currencies and virtual currency derivatives is the rapid fluctuation of their market price. Virtual currencies experience significant price volatility, which may result in substantial changes in the value of a derivative contract on the underlying virtual commodity. The price of virtual currencies may be affected generally by a wide variety of complex and difficult to predict factors such as virtual currency supply and demand; rewards and transaction fees for the recording of transactions; availability and access to virtual currency service providers (such as payment processors), exchanges or other virtual currency users and market participants; perceived or actual virtual currency network or virtual currency security vulnerability; inflation levels; fiscal policy; interest rates; and political, natural and economic events. Additionally, the highly distributed nature of virtual currency trading can complicate efficient price discovery for a virtual currency in the marketplace, an effect compounded by the fact that the distributed network responsible for processing virtual currency transactions may have a relatively limited transaction volume.

Fluctuations in the underlying virtual currency’s value between the time that a trade is placed for a virtual currency futures contract and the time that an attempt is made to it liquidate it will affect the value of a futures contract and the potential profit and losses related to it.

Like futures generally, virtual currency futures are also traded using initial margin, which permits positions to be established in these instruments whose value exceeds the initial investment. Because the initial margin of a virtual currency derivative may be set as a percentage of the value of the contract, margin requirements for a long position may significantly increase if price of the contract rises. Additionally, due to the leverage effect provided by initial margin, unfavorable movements in the price of a virtual currency future can produce substantial losses compared to the size of the size of the initial investment. These risks are enhanced in the context of increased price volatility. There is no guarantee that the exchange traded fund or trust will be able to achieve a better than average market price for virtual currencies in owns through such exchange traded fund or trust or virtual currency derivatives or will purchase such assets at the most favorable price available.

Virtual Currencies are Speculative Investments. To date, speculators and investors seeking to profit from either short- or long-term holding of virtual currencies have driven much of the demand for these products. Virtual currencies typically have a very limited commercial and retail market application, thus contributing to price volatility that could adversely affect an investment. Virtual currencies are not yet widely adopted as a means of payment for goods and services, and banks and other established financial institutions may refuse to process funds for virtual currency transactions, process wire transfers to or from their exchanges, as well as virtual currency-related companies or service providers, or maintain accounts for persons or entities transacting in virtual currencies. Accordingly, investments in virtual currencies and virtual currency derivatives should be considered highly speculative.

Risk of Competition. As purely algorithmic constructs, virtual currencies present a relatively low barrier to entry for new financial products, and competitive products for a particular virtual currency may readily develop and vie for market share.

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Saba Capital Income & Opportunities Fund	Material Risk Factors

April 30, 2023 (Unaudited)

Fees Associated With Virtual Currency Networks. Virtual currency network participants may charge a fee for effectuating certain essential services, such as transaction recording. These fees are sensitive to prevailing market conditions and may increase during periods of high volume.

Risks Associated With Virtual Currency Exchanges. The virtual currency exchanges on which virtual currencies trade are relatively new and largely unregulated and may therefore be more exposed to theft, fraud and failure than established, regulated exchanges for other products. Liquidity for a virtual currency may be inconsistent or limited, particularly during periods of market stress. Virtual currency exchanges may impose daily, weekly, monthly or customer-specific transaction or distribution limits or suspend redemptions entirely, rendering the exchange of virtual currency difficult or impossible. Virtual currency exchanges are appealing targets for cybercrime, hackers and malware. It is possible that any such exchange may cease operations due to theft, fraud, security breach, liquidity issues, anti-money laundering issues or government investigation. While the virtual currency spot trading market is relatively unregulated, investors should note that both U.S.-domestic and foreign regulators have applied serious sanctions, including trading bans, to virtual currency exchanges that were found derelict under applicable laws. In addition, banks may refuse to process wire transfers to or from exchanges. Over the past several years, many exchanges have, indeed, closed due to fraud, theft, government or regulatory involvement, failure or security breaches, or banking issues. The exchange traded fund and trust may be unable to replace missing virtual currencies or seek reimbursement for any theft of virtual currencies.

While virtual currencies have been determined to be commodities under the U.S. Commodity Exchange Act, as amended, the CFTC’s regulatory oversight authority over commodity cash markets is limited. The CFTC maintains general anti-fraud and manipulation enforcement authority over virtual currency cash markets as a commodity in interstate commerce. However, recourse for recovery of any fiat currency lost as a result of participating in a virtual currency exchange may be limited in practice due to technological considerations. The spot and underlying markets for virtual currency are relatively opaque systems in which the ultimate beneficial owners of units of virtual currency may be difficult or impossible to identify, complicating antitheft and antifraud measures by virtual currency exchanges or regulators.

Risks Associated With Virtual Currency Derivatives Exchanges. Futures exchanges subject to U.S. jurisdiction that trade in virtual currency derivatives are responsible for regulating their activities with CFTC oversight; certain exchanges have also contracted with the NFA to implement monitoring and rule compliance in furtherance of the CFTC’s rules. Exchange-traded virtual currency derivatives that are subject to CFTC jurisdiction mitigate some of the risks of direct participation in virtual currency trading by interposing regulated facilities and contracts between traders and the underlying virtual currency market. Nevertheless, to the extent that disruptions in the exchanges of an underlying virtual currency affect the value of that commodity, derivatives in that virtual currency may be negatively impacted as well.

Futures commission merchants may impose enhanced trading restrictions upon virtual currency derivatives due to their novel and highly speculative nature. Virtual currency derivatives contracts may be subject to additional margin, dynamic price limits, position limits, or prohibitions on trading strategies such as certain forms of short selling or give-up/give-in transactions. Designated contract markets for virtual currency derivatives may impose trading halts that may restrict a market participant’s ability to exit a position during a period of high volatility. Such features could affect the ability of the Investment Manager to expand or exit a position in virtual currency derivatives at the most financially opportune moment, potentially resulting in losses to the Fund.

Additional Regulatory Considerations. The regulatory schemes affecting virtual currencies may not be fully developed. Government action or regulation may directly or indirectly affect a virtual currency market or network, influencing virtual currency use or prices. It is possible that any jurisdiction may, in the near or distant future, adopt laws, regulations, policies or rules directly or indirectly affecting a virtual currency network, generally, or restricting the right to acquire, own, hold, sell, convert, trade, use or exchange virtual currencies. Like virtual currencies themselves, virtual currency derivatives exist within an evolving regulatory landscape and could also become subject to new regulations with valuation consequences for these instruments. Such changes could be difficult or impossible to predict.

Additional Tax Considerations. Many significant aspects of the tax treatment of investments in cryptocurrency are uncertain, and a direct or indirect investment in cryptocurrency may produce income that if directly earned by a regulated investment company like the Fund, would be treated as non-qualifying income for purposes of the income test applicable to regulated investment companies. Accordingly, to the extent the Fund invests in cryptocurrencies futures, or investment vehicles that invest in cryptocurrencies, it will do so through a subsidiary.

In 2014, the IRS released a notice (the “Notice”) discussing certain aspects of “convertible virtual currency” (that is, digital assets that have an equivalent value in fiat currency or that act as a substitute for fiat currency) for U.S. federal income tax purposes and, in particular, stating that such a digital asset (i) is “property,” (ii) is not “currency” for purposes of the rules relating to foreign currency gain or loss and (iii) may be held as a capital asset. In 2019, the IRS released a revenue ruling and a set of “Frequently Asked Questions” (the “Ruling & FAQs”) that provide some additional guidance. However, the Notice and the Ruling & FAQs do not address other significant aspects of the U.S. federal income tax treatment of digital assets.

Semi-Annual Report | April 30, 2023	15

Saba Capital Income & Opportunities Fund	Material Risk Factors

April 30, 2023 (Unaudited)

Other tax issues include the income and withholding taxation of incidental rights received through a fork in the blockchain, airdrops offered to bitcoin holders and other similar events, including situations where such rights are disclaimed, as is expected with respect to Grayscale Bitcoin Trust’s intended treatment of such events. There is limited guidance from the IRS with respect to the treatment of bitcoin for tax purposes. In any event, there can be no assurance that the IRS will not alter its positions or otherwise provide further guidance, potentially retroactive in effect, with respect to digital assets in the future or that a court would uphold the treatment set forth in the Notice and the Ruling & FAQs or in other guidance.

It is unclear what additional guidance on the treatment of digital assets for U.S. federal, state and local income tax purposes may be issued or when such guidance may be issued. Because of the evolving nature of digital assets, it is not possible to predict potential future developments that may arise with respect to digital assets. Any future guidance on the treatment of digital assets for federal, state or local tax purposes could result in adverse tax consequences for the Fund or the subsidiary and could have an adverse effect on the value of bitcoin, ether and other cryptocurrencies.

The foregoing list of material risk factors does not purport to be a complete enumeration or explanation of the risks involved in an investment in the Fund. The Fund opportunistically implements strategies it believes from time to time will be best suited to prevailing market conditions and to the Investment Manager’s investment experience. Such strategies or approaches may involve higher levels of risk than the ones discussed herein. There can be no assurance that the Investment Manager will be successful in applying any strategy or discretionary approach to the Fund’s investments.

Investors and prospective investors should read this entire risk disclosure as well as the more complete list of Fund Risk Factors and other materials set forth on the Fund’s website (https://www.sabacef.com), the definitive proxy describing the Fund’s current investment program (as amended), and the Fund’s Prospectus. Investors and prospective investors should consult with their own advisors before deciding whether to invest in the Fund. In addition, prospective and current investors should note that the Prospectus is and may become outdated and/or inaccurate as the Fund's investment program may develop and change over time. An investment in the Fund may be subject to additional and different risk factors that are not outlined above.

16

Saba Capital Income & Opportunities Fund	Consolidated Schedule of Investments

April 30, 2023 (Unaudited)

	Principal Amount	Fair Value
CORPORATE BONDS - 25.81%
Agriculture - 6.39%

Altria Group, Inc., 3.400%, 02/04/2041	$15,531,000	$10,953,929
Altria Group, Inc., 4.250%, 08/09/2042	10,614,000	8,364,267
BAT Capital Corp., 3.734%, 09/25/2040	6,090,000	4,370,607
		23,688,803
Banks - 1.37%

Credit Suisse AG, 0.000% (Variable Rate), 07/31/2030(a)	10,000	6,823
Credit Suisse AG, 0.000% (Variable Rate), 10/30/2030(a)	420,000	251,559
Morgan Stanley, 0.000% (Variable Rate), 04/30/2030(a)	25,000	16,481
Morgan Stanley, 0.000% (Variable Rate), 07/31/2030(a)	80,000	53,124
Morgan Stanley, 0.000% (Variable Rate), 10/30/2030(a)	80,000	51,517
Morgan Stanley, 0.000% (Variable Rate), 09/26/2033(a)	428,000	245,827
Morgan Stanley, 0.000% (Variable Rate), 10/31/2033(a)	266,000	153,761
Morgan Stanley, 0.000% (Variable Rate), 02/28/2034(a)	478,000	269,966
Morgan Stanley, 0.000% (Variable Rate), 03/31/2034(a)	276,000	162,345
Morgan Stanley, 0.000% (Variable Rate), 03/31/2034(a)	26,000	14,937
Morgan Stanley, 0.000% (Variable Rate), 04/30/2034(a)	66,000	37,758
Morgan Stanley, 0.000% (Variable Rate), 05/30/2034(a)	89,000	51,537
Morgan Stanley, 0.000% (Variable Rate), 06/30/2034(a)	460,000	263,973
Morgan Stanley, 0.000% (Variable Rate), 07/31/2034(a)	25,000	13,668
Morgan Stanley, 0.000% (Variable Rate), 08/29/2034(a)	161,000	90,823
Morgan Stanley, 0.000% (Variable Rate), 08/29/2034(a)	10,000	5,634
Morgan Stanley, 0.000% (Variable Rate), 09/30/2034(a)	231,000	141,293
Morgan Stanley, 0.000% (Variable Rate), 09/30/2034(a)	88,000	49,542
Morgan Stanley, 0.000% (Variable Rate), 10/08/2034(a)	32,000	17,814
Morgan Stanley, 0.000% (Variable Rate), 10/31/2034(a)	103,000	56,142
Morgan Stanley, 0.000% (Variable Rate), 10/31/2034(a)	181,000	100,764
Morgan Stanley, 0.000% (Variable Rate), 10/31/2034(a)	357,000	219,990
Morgan Stanley, 0.000% (Variable Rate), 11/28/2034(a)	231,000	135,956
Morgan Stanley, 0.000% (Variable Rate), 11/28/2034(a)	25,000	13,901
Morgan Stanley, 0.000% (Variable Rate), 01/30/2035(a)	69,000	38,652
Morgan Stanley, 0.000% (Variable Rate), 01/30/2035(a)	175,000	101,766
Morgan Stanley, 0.000% (Variable Rate), 02/27/2035(a)	36,000	20,693
Morgan Stanley, 0.000% (Variable Rate), 03/31/2035(a)	527,000	279,547
Morgan Stanley, 0.000% (Variable Rate), 03/31/2035(a)	114,000	61,096
Morgan Stanley, 0.000% (Variable Rate), 02/29/2036(a)	61,000	32,546
Morgan Stanley, 0.000% (Variable Rate), 04/28/2036(a)	10,000	5,894
Morgan Stanley, 0.000% (Variable Rate), 06/30/2036(a)	40,000	23,497
Morgan Stanley, 0.000% (Variable Rate), 08/31/2036(a)	2,289,000	1,369,072
Morgan Stanley, 0.000% (Variable Rate), 09/30/2036(a)	40,000	22,268
Morgan Stanley, 0.000% (Variable Rate), 11/29/2036(a)	103,000	61,234
Morgan Stanley, 0.000% (Variable Rate), 01/31/2037(a)	224,000	128,851
Morgan Stanley, 0.000% (Variable Rate), 03/31/2037(a)	747,000	429,256
Morgan Stanley, 0.000% (Variable Rate), 04/28/2037(a)	40,000	23,135
Morgan Stanley, 0.000% (Variable Rate), 05/31/2037(a)	25,000	15,138

Semi-Annual Report | April 30, 2023	17

Saba Capital Income & Opportunities Fund	Consolidated Schedule of Investments

April 30, 2023 (Unaudited)

	Principal Amount	Fair Value
Morgan Stanley, 0.000% (Variable Rate), 08/31/2037(a)	$58,000	$34,968
		5,072,748
Commercial Services - 1.89%

Adtalem Global Education, Inc., 5.500%, 03/01/2028(b)	6,195,000	5,916,225
RR Donnelley & Sons Co., 6.125%, 11/01/2026(b)	198,000	197,505
RR Donnelley & Sons Co., 8.250%, 07/01/2027(b)	935,000	901,013
		7,014,743
Diversified Financial Services - 2.07%

Nationstar Mortgage Holdings, Inc., 5.500%, 08/15/2028(b)	6,125,000	5,497,188
PennyMac Financial Services, Inc., 5.375%, 10/15/2025(b)	863,000	818,771
PennyMac Financial Services, Inc., 5.750%, 09/15/2031(b)	1,000,000	837,500
PRA Group, Inc., 8.375%, 02/01/2028(b)	500,000	502,500
		7,655,959
Electric - 3.91%

American Electric Power Co., Inc., 2.300%, 03/01/2030	10,000,000	8,478,210
Dominion Energy, Inc., 2.250%, 08/15/2031	5,000,000	4,152,022
Southern Co., 3.700%, 04/30/2030	2,000,000	1,875,956
		14,506,188
Food - 0.19%

Post Holdings, Inc., 5.500%, 12/15/2029(b)	750,000	717,188
		717,188
Internet - 0.68%

Uber Technologies, Inc., 6.250%, 01/15/2028(b)	2,500,000	2,534,375
		2,534,375
Iron/Steel - 0.23%

Cleveland-Cliffs Steel Corp., 7.000%, 03/15/2027	880,000	862,400
		862,400
Media - 1.01%

Charter Communications Operating LLC / Charter Communications Operating Capital, 3.500%, 03/01/2042	5,000,000	3,393,440
Diamond Sports Group LLC / Diamond Sports Finance Co., 5.375%, 08/15/2026(b)(c)	4,000,000	280,000
Liberty Interactive LLC, 8.250%, 02/01/2030	157,000	49,455
		3,722,895
Real Estate - 2.91%

China Evergrande Group, 8.250%, 03/23/2022(c)	12,287,000	860,090
China Evergrande Group, 9.500%, 04/11/2022(c)	249,000	17,430
China Evergrande Group, 11.500%, 01/22/2023(c)	6,500,000	455,000
China Evergrande Group, 10.000%, 04/11/2023(c)	6,500,000	440,050
China Evergrande Group, 7.500%, 06/28/2023(c)	13,745,000	962,150

18

Saba Capital Income & Opportunities Fund	Consolidated Schedule of Investments

April 30, 2023 (Unaudited)

	Principal Amount	Fair Value
China Evergrande Group, 12.000%, 01/22/2024(c)	$1,800,000	$126,000
China Evergrande Group, 9.500%, 03/29/2024(c)	8,010,000	560,700
China Evergrande Group, 10.500%, 04/11/2024(c)	17,000,000	1,190,000
China Evergrande Group, 8.750%, 06/28/2025(c)	91,200,000	6,168,768
		10,780,188
Retail - 2.02%

Lowe's Cos., Inc., 3.750%, 04/01/2032	8,077,000	7,477,610
		7,477,610
Software - 3.14%

Oracle Corp., 3.650%, 03/25/2041	14,937,000	11,621,658
		11,621,658
TOTAL CORPORATE BONDS		95,654,755
(Cost $106,089,186)

	Principal Amount	Fair Value
SENIOR LOANS - 2.36%
Chemicals - 0.03%

CPC Acquisition Corp., Second Lien Initial Term Loan, 3M US L + 7.75%, 12/29/2028	175,000	97,125
		97,125
Commercial Services - 0.91%

R.R. Donnelley & Sons Company, TLB, First Lien Term Loan, 1M SOFR + 7.25%, 03/17/2028	3,000,000	2,981,250
Travel Port Finance (Luxembourg) S.A R.L, TL, First Lien Term Loan, 6M US L + 8.50%, 05/29/2026	381,681	381,681
		3,362,931
Food - 0.48%

Moran Foods LLC, First Lien Term Loan, 6M US L + 7.25%, 06/30/2026	462,403	374,546
Moran Foods LLC, First Lien Term Loan, 6M US L + 7.25%, 06/30/2026	927,417	843,950
Moran Foods LLC, Second Lien Term Loan, 6M US L + 9.50%, 12/31/2026	788,287	574,137
		1,792,633
Leisure Facilities & Services - 0.93%

24 Hour Fitness Worldwide, Inc., First Lien Term Loan, 3M US L + 5.00%, 12/29/2025	283,974	25,232
Carnival Corporation TLB 1L, First Lien Term Loan, 1M US L + 3.25%, 10/06/2028	3,456,250	3,402,972
		3,428,204
Pipelines - 0.01%

GMP Borrower LLC, First Lien Term Loan, 3M US L + 4.50%, 10/28/2027	57,288	52,688
		52,688

Semi-Annual Report | April 30, 2023	19

Saba Capital Income & Opportunities Fund	Consolidated Schedule of Investments

April 30, 2023 (Unaudited)

	Principal Amount	Fair Value
Retail - 0.00%(d)

NPC International, Inc., Second Lien Initial Term Loan, 1M US L + 0.00%, 04/18/2025(e)	$605,000	$–
		–
TOTAL SENIOR LOANS		8,733,581
(Cost $9,419,589)

	Principal Amount	Fair Value
CONVERTIBLE CORPORATE BOND - 1.71%
Internet - 0.68%

Delivery Hero SE, 1.000%, 04/30/2026	300,000	251,948
Delivery Hero SE, 2.125%, 03/10/2029	1,100,000	753,583
Delivery Hero SE, 3.250%, 02/21/2030	1,500,000	1,533,818
		2,539,349
Lodging - 1.03%

Selina Hospitality PLC, 6.000%, 11/01/2026(b)	7,539,000	3,804,104
		3,804,104

TOTAL CONVERTIBLE CORPORATE BOND		6,343,453
(Cost $8,809,166)

	Principal Amount	Fair Value
SOVEREIGN DEBT OBLIGATIONS - 1.78%
Sovereign - 1.78%

Ukraine Government International Bond, 7.750%, 09/01/2025(f)	5,592,000	1,089,434
Ukraine Government International Bond, 7.750%, 09/01/2026(f)	635,000	111,258
Ukraine Government International Bond, 7.750%, 09/01/2027(f)	2,820,000	499,366
Ukraine Government International Bond, 6.750%, 06/20/2028(f)	805,000	143,256
Ukraine Government International Bond, 7.750%, 09/01/2028(f)	3,462,000	613,016
Ukraine Government International Bond, 7.750%, 09/01/2029(f)	11,534,000	1,874,275
Ukraine Government International Bond, 9.750%, 11/01/2030(f)	4,146,000	758,303
Ukraine Government International Bond, 6.876%, 05/21/2031(f)	1,464,000	241,824
Ukraine Government International Bond, 7.375%, 09/25/2034(f)	2,660,000	440,496
Ukraine Government International Bond, 7.253%, 03/15/2035(f)	3,980,000	657,814
Ukraine Government International Bond, 7.750%, 08/01/2041(f)	630,000	165,375
		6,594,417
TOTAL SOVEREIGN DEBT OBLIGATIONS		6,594,417
(Cost $8,575,701)

	Shares	Fair Value
COMMON STOCK - 8.16%
Agricultural Operations - 0.04%
Benson Hill, Inc.(g)	136,711	144,914

20

Saba Capital Income & Opportunities Fund	Consolidated Schedule of Investments

April 30, 2023 (Unaudited)

	Shares	Fair Value
Medical-Drugs - 0.18%
Compass Pathways PLC(g)	85,902	$688,934

Oil Companies - Exploration & Production - 1.69%
Earthstone Energy, Inc.(g)	463,294	6,282,267

Electronics & Appliances Stores - 0.00%(d)
Everyware Global(e)(g)	43,777	–

Applications Software - 0.01%
Nogin, Inc.(g)	11,264	21,965

Enterprise Software/Services - 1.25%
Palantir Technologies, Inc.(g)	597,262	4,628,780

Credit & Debit - 1.38%
Pagseguro Digital, Ltd.(g)	451,231	4,440,113
PayPal Holdings, Inc.(g)	9,058	688,408
		5,128,521

Auto-Cars/Light Trucks - 0.01%
Polestar Automotive Holding UK PLC(g)	10,409	39,866

Online Communities - 0.64%
Snap, Inc.(g)	271,162	2,361,821

Diagnostic Equipment - 1.77%
Quantalx Neuroscience Ltd.(e)(g)	3,000	3,095,805
Real View Imaging Ltd.(e)(g)	2,000	2,175,293
SomaLogic, Inc.(g)	456,455	1,278,074
		6,549,172

Real Estate Operations/Development - 0.04%
Star Holdings(g)	8,856	142,936

Marine Services - 0.06%
Harvey Gulf Intl. Marine(g)	7,413	214,977

Entertainment Facilities - 0.00%(d)
24 Hour Fitness Worldwide(g)	306,005	1,836

Mineral & Precious Stone Mining - 0.58%
Covia Equity(g)	169,353	2,145,194

IT Services - 0.00%(d)
IQOR(g)	4,941	1,853

Semi-Annual Report | April 30, 2023	21

Saba Capital Income & Opportunities Fund	Consolidated Schedule of Investments

April 30, 2023 (Unaudited)

	Shares	Fair Value
Power Generation - 0.20%
Longview Power LLC(g)	61,813	$741,756

E - Commerce/Services - 0.27%
HAAT DELIVERY LTD.(e)(g)	64,188	1,000,000

Auto/Truck Parts & Equipment - 0.04%
Arbe Robotics, Ltd.(g)	68,769	150,604

TOTAL COMMON STOCK		30,245,396
(Cost $28,884,429)

	Shares	Fair Value
CLOSED END FUNDS - 21.45%
Abrdn Diversified Income and Growth Trust PLC	7,080	7,723
Abrdn Emerging Markets Equity Income Fund, Inc.	1,818	9,254
Abrdn Global Dynamic Dividend Fund, Inc.	634	6,045
Abrdn Global Infrastructure Income Fund	2,754	49,357
Abrdn Japan Equity Fund, Inc.	47,038	251,183
Abrdn Smaller Companies Income Trust PLC	161,889	524,913
Adams Diversified Equity Fund, Inc.	41,742	657,019
Angel Oak Financial Strategies Income Term Trust	6,147	74,747
Apollo Tactical Income Fund, Inc.	28,054	347,028
Ares Dynamic Credit Allocation Fund, Inc.	999	12,078
Barings Global Short Duration High Yield Fund	361	4,733
Bitwise 10 Crypto Index Fund(g)	118,852	1,278,848
BlackRock California Municipal Income Trust	173,989	2,054,810
BlackRock Capital Allocation Term Trust	67,144	1,015,217
BlackRock ESG Capital Allocation Term Trust	409,804	6,360,158
BlackRock Innovation and Growth Term Trust	328,888	2,446,927
BlackRock MuniHoldings New Jersey Quality Fund, Inc.	3,842	43,030
BlackRock MuniHoldings New York Quality Fund, Inc.	241	2,528
BlackRock MuniYield Michigan Quality Fund, Inc.	884	9,892
BlackRock MuniYield New York Quality Fund, Inc.	2,178	21,780
BlackRock Science and Technology Term Trust	9,706	160,634
Blackstone Long-Short Credit Income Fund	675	7,371
Blackstone Strategic Credit 2027 Term Fund	1,348	14,464
BNY Mellon Municipal Income, Inc.	650	4,095

22

Saba Capital Income & Opportunities Fund	Consolidated Schedule of Investments

April 30, 2023 (Unaudited)

	Shares	Fair Value
Center Coast Brookfield MLP & Energy Infrastructure Fund	146,912	$2,760,476
Citadel Income Fund	110,020	246,050
ClearBridge Energy Midstream Opportunity Fund, Inc.	68,686	1,941,753
ClearBridge MLP & Midstream Fund, Inc.	17,796	587,446
ClearBridge MLP & Midstream Total Return Fund, Inc.	69,138	2,070,683
Credit Suisse High Yield Bond Fund	5,819	10,998
DWS Municipal Income Trust	155	1,347
DWS Strategic Municipal Income Trust	59	498
Eaton Vance California Municipal Bond Fund	53,149	476,215
Eaton Vance California Municipal Income Trust	7,671	77,554
Eaton Vance New York Municipal Bond Fund	53,099	513,998
Ecofin Sustainable and Social	37,011	484,844
Ellsworth Growth and Income Fund, Ltd.	116,478	936,483
European Opportunities Trust PLC	81,426	795,124
European Smaller Companies	2,626	5,231
Federated Hermes Premier Municipal Income Fund	1,993	21,325
First Trust High Yield Opportunities 2027 Term Fund	2,697	38,082
First Trust/abrdn Global Opportunity Income Fund	351	2,081
GAMCO Natural Resources Gold & Income Trust	17,606	91,727
Goldman Sachs MLP Energy and Renaissance Fund	278	3,670
Hearts and Minds Investments, Ltd.	115,251	180,740
Henderson Opportunities Trust PLC	111,656	1,473,405
Herald Investment Trust PLC(g)	2,610	56,418
Japan Smaller Capitalization Fund, Inc.	7,794	54,246
JPMorgan European Discovery Trust PLC	14,209	74,465
JPMorgan Mid Cap Investment Trust PLC	3,263	37,235
Kayne Anderson NextGen Energy & Infrastructure, Inc.	103,652	763,915
Korea Fund, Inc.	26,272	561,695
Magellan Global Fund	1,332,659	1,380,048
MainStay CBRE Global Infrastructure Megatrends Fund	33,785	488,193
MFF Capital Investments, Ltd.	1,160,528	1,969,717
MFS High Income Municipal Trust	2,100	7,413
MFS High Yield Municipal Trust	86,805	276,908
MFS Investment Grade Municipal Trust	57,289	421,647
Miller/Howard High Dividend Fund	333,513	3,388,492
Morgan Stanley Emerging Markets Debt Fund, Inc.	103,141	668,354
Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.	604,311	2,785,874
NB Global Corporate Income Trust	1,045,190	947,494
Neuberger Berman MLP & Energy Income Fund, Inc.	268,634	1,778,357
Neuberger Berman New York Municipal Fund, Inc.	350	3,360
Neuberger Berman Next Generation Connectivity Fund, Inc.	165,408	1,606,112
New America High Income Fund, Inc.	5,107	34,217
Nuveen California Quality Municipal Income Fund	1,069	11,663
Nuveen Core Plus Impact Fund	196,587	2,042,539
Nuveen Credit Strategies Income Fund	70,814	359,735
Nuveen Massachusetts Quality Municipal Income Fund	176	1,853
Nuveen Multi-Asset Income Fund	208,785	2,461,575

Semi-Annual Report | April 30, 2023	23

Saba Capital Income & Opportunities Fund	Consolidated Schedule of Investments

April 30, 2023 (Unaudited)

	Shares	Fair Value
Nuveen Municipal Credit Income Fund	19	$222
Nuveen New Jersey Quality Municipal Income Fund	12,711	147,575
Nuveen New York Quality Municipal Income Fund	1,105	11,978
Nuveen Pennsylvania Quality Municipal Income Fund	787	8,925
Nuveen Real Asset Income and Growth Fund	25	294
NXG Cushing Midstream Energy Fund	61,592	2,068,875
NXG NextGen Infrastructure Income Fund	23,563	858,400
Pengana International Equities, Ltd.	598,177	376,023
Pershing Square Holdings, Ltd.	175,609	6,102,413
PGIM Short Duration High Yield Opportunities Fund	1,433	21,409
PIMCO Energy & Tactical Credit Opportunities Fund	254,162	3,761,598
Pioneer High Income Fund, Inc.	272	1,831
Pioneer Municipal High Income Fund Trust	489	4,293
Pioneer Municipal High Income Opportunities Fund, Inc.	18,014	192,390
Platinum Capital, Ltd.	171,522	150,382
Principal Real Estate Income Fund	51,780	498,124
Schroder British Opportunities Trust PLC(g)	1,453,746	1,260,632
Schroder UK Mid Cap Fund PLC	570,791	4,131,904
Taiwan Fund, Inc.	3,223	82,767
Templeton Emerging Markets Fund/United States	1,314	15,019
Templeton Global Income Fund	826,356	3,561,594
Thornburg Income Builder Opportunities Trust	502	7,881
Tortoise Energy Independence Fund, Inc.	27,292	799,656
Tortoise Energy Infrastructure Fund, Inc.	14,818	439,946
Tortoise Midstream Energy Fund, Inc.	56,207	1,912,218
Tortoise Pipeline & Energy Fund, Inc.	7,795	208,048
Tortoise Power and Energy Infrastructure Fund, Inc.	42,068	549,408
Vertical Capital Income Fund	38,522	377,516
VGI Partners Global Investments, Ltd.	816,684	840,321
Voya Emerging Markets High Dividend Equity Fund	55,378	284,089
Voya Infrastructure Industrials and Materials Fund	15,769	149,490
WCM Global Growth, Ltd.	199,804	155,347
Western Asset Diversified Income Fund	6,062	80,867
Western Asset Intermediate Muni Fund	18,474	142,619
Western Asset Municipal Partners Fund, Inc.	1,938	23,043
		79,492,186

TOTAL CLOSED END FUNDS		79,492,186
(Cost $79,607,511)

	Shares	Fair Value
PREFERRED STOCK - 0.58%
Entertainment Facilities - 0.00%(d)
24 Hour Fitness Worldwide, Inc.(g)	407,959	2,040

24

Saba Capital Income & Opportunities Fund	Consolidated Schedule of Investments

April 30, 2023 (Unaudited)

	Shares	Fair Value
Transportation - 0.58%
G-ILS Transportation Ltd. Preferred B-3 Shares(e)(g)	1,332	$2,141,507

TOTAL PREFERRED STOCK		2,143,547
(Cost $2,709,436)

Fair Value
PARTICIPATION AGREEMENT - 0.62%
Caesars Entertainment, Inc (BI CLAIM)(e)(g)	2,320,000

TOTAL PARTICIPATION AGREEMENT	2,320,000
(Cost $2,320,000)

	Shares	Fair Value
PRIVATE FUND - 8.68%
Stone Ridge Opportunities Fund Feeder LP(g)	29,527	32,182,001

TOTAL PRIVATE FUND		32,182,001
(Cost $29,423,195)

	Shares	Fair Value
UNIT TRUST - 6.18%
Grayscale Bitcoin Trust BTC(g)(h)	711,235	11,678,479
Grayscale Ethereum Classic Trust(g)	525,594	3,284,962
Grayscale Ethereum Trust(g)(h)	870,483	7,930,100
		22,893,541

TOTAL UNIT TRUST		22,893,541
(Cost $15,207,384)

	Shares	Fair Value
SPECIAL PURPOSE ACQUISITION COMPANIES - 24.46%(g)
7 Acquisition Corp.(g)	50,470	528,169
A SPAC II Acquisition Corp.(g)	68,843	719,409
Acropolis Infrastructure Acquisition Corp.(g)	76,319	773,875
Agrinam Acquisition Corp.(g)	19,798	200,653
Ahren Acquisition Corp.(g)	19,716	206,427
Alpha Healthcare Acquisition Corp. III(g)	22,899	232,997
Alpha Partners Technology Merger Corp.(g)	19,691	202,227
AltC Acquisition Corp.(g)	61,326	630,431
Andretti Acquisition Corp.(g)	50,274	529,385
AP Acquisition Corp.(g)	52,489	557,958
APx Acquisition Corp. I(g)	46,626	495,168
Arisz Acquisition Corp.(g)	34,348	358,078
Artemis Strategic Investment Corp., Class B(e)(g)	12,038	5,176
Artemis Strategic Investment Corp.(g)	142,048	1,475,879

Semi-Annual Report | April 30, 2023	25

Saba Capital Income & Opportunities Fund	Consolidated Schedule of Investments

April 30, 2023 (Unaudited)

	Shares	Fair Value
ARYA Sciences Acquisition Corp. V(g)	12,591	$129,121
Ault Disruptive Technologies Corp.(g)	24,919	261,650
Aura FAT Projects Acquisition Corp.(g)	58,439	617,116
Avalon Acquisition, Inc.(g)	77,027	809,554
B Riley Principal 250 Merger Corp.(g)	52,757	536,011
Battery Future Acquisition Corp.(g)	42,855	450,406
Beard Energy Transition Acquisition Corp.(g)	120,587	1,252,899
Bellevue Life Sciences Acquisition Corp.(g)	14,638	148,429
BioPlus Acquisition Corp.(g)	78,809	825,130
Black Spade Acquisition Co.(g)	28,533	292,749
Blue Ocean Acquisition Corp.(g)	50,462	528,337
Blue World Acquisition Corp.(g)	51,687	543,230
Capitalworks Emerging Markets Acquisition Corp.(g)	88,187	924,200
Cartica Acquisition Corp.(g)	101,942	1,078,037
CF Acquisition Corp. VII(g)	21,449	222,212
Chain Bridge I(g)	66,734	698,705
Chenghe Acquisition Co.(g)	800	8,464
Clean Earth Acquisitions Corp.(g)	99,174	1,023,476
Colombier Acquisition Corp.(g)	77,686	787,845
Concord Acquisition Corp. III(g)	98,562	1,027,016
Consilium Acquisition Corp. I, Ltd.(g)	78,255	815,417
DA32 Life Science Tech Acquisition Corp.(g)	108,338	1,103,964
DEE Tech SA(g)	41,293	464,109
Deezer SA(g)	8,179	17,304
Denali Capital Acquisition Corp.(g)	27,621	291,678
Digital World Acquisition Corp., Class B(e)(g)	25,893	264,368
Disruptive Capital Acquisition Co., Ltd.(g)	2,944	27,379
Distoken Acquisition Corp.(g)	5,419	55,734
DP Cap Acquisition Corp. I(g)	89,472	939,456
DUET Acquisition Corp.(g)	5,996	62,418
EG Acquisition Corp.(g)	107,079	1,093,277
Elliott Opportunity II Corp.(g)	27,348	281,684
Energy Transition Partners BV(g)	50,557	557,090
Eureking SA(g)	59,955	657,343
EVe Mobility Acquisition Corp.(g)	37,099	389,540
Everest Consolidator Acquisition Corp.(g)	100,984	1,061,342
Evergreen Corp.(g)	70,091	737,708
ExcelFin Acquisition Corp.(g)	50,979	530,182
Fat Projects Acquisition Corp., Class B(e)(g)	4,886	2,638
FG Acquisition Corp.(g)	50,526	515,618
FG Merger Corp.(g)	1,483	15,483
Fifth Wall Acquisition Corp. III(g)	77,093	790,203
Finnovate Acquisition Corp.(g)	100,186	1,049,949
Forbion European Acquisition Corp.(g)	22,181	233,566
Fortune Rise Acquisition Corp.(g)	33,807	362,580
Four Leaf Acquisition Corp.(g)	3,750	38,456
Freedom Acquisition I Corp.(g)	18,275	190,608

26

Saba Capital Income & Opportunities Fund	Consolidated Schedule of Investments

April 30, 2023 (Unaudited)

	Shares	Fair Value
FTAC Zeus Acquisition Corp.(g)	71,310	$735,919
FutureTech II Acquisition Corp.(g)	52,279	560,431
G Squared Ascend II, Inc.(g)	34,568	359,162
Galata Acquisition Corp.(g)	53,213	556,076
Genesis Unicorn Capital Corp.(g)	6,940	73,703
Global Blockchain Acquisition Corp.(g)	40,470	417,650
GoGreen Investments Corp.(g)	129,067	1,379,726
Goldenstone Acquisition, Ltd.(g)	5,502	57,468
Gores Holdings IX, Inc.(g)	121,537	1,232,385
Green Visor Financial Technology Acquisition Corp. I(g)	95,725	1,014,685
GSR II Meteora Acquisition Corp.(g)	142,731	1,478,693
Healthwell Acquisition Corp. I(g)	2,001	20,370
Heartland Media Acquisition Corp., Class A(g)	2,998	31,299
HNR Acquisition Corp.(g)	44,874	472,523
Infinite Acquisition Corp.(g)	24,834	262,992
Integrated Rail and Resources Acquisition Corp.(g)	153,090	1,619,708
Integrated Wellness Acquisition Corp.(g)	58,397	617,834
Investcorp Europe Acquisition Corp. I(g)	55,193	583,390
Investcorp India Acquisition Corp.(g)	71,658	756,708
Israel Acquisitions Corp.(g)	8,683	89,391
Jackson Acquisition Co.(g)	5,642	58,536
Jaws Juggernaut Acquisition Corp.(g)	14,501	148,925
Kensington Capital Acquisition Corp. V(g)	58,918	618,050
Keyarch Acquisition Corp.(g)	20,135	209,001
Khosla Ventures Acquisition Co.(g)	18,131	184,936
Kimbell Tiger Acquisition Corp.(g)	119,582	1,263,982
KnightSwan Acquisition Corp.(g)	8,994	93,807
L Catterton Asia Acquisition Corp.(g)	1,609	16,573
LAMF Global Ventures Corp. I(g)	138,675	1,453,314
LF Capital Acquisition Corp. II, Class A(g)	166,778	1,757,840
LIV Capital Acquisition Corp. II(g)	44,365	464,058
Logistics Innovation Technologies Corp.(g)	30,319	310,163
M3-Brigade Acquisition III Corp.(g)	14,905	154,863
Magnum Opus Acquisition, Ltd.(g)	36,420	373,669
Mars Acquisition Corp.(g)	10,247	104,622
Metals Acquisition Corp.(g)	35,266	362,182
Motive Capital Corp. II(g)	12,857	134,613
Mountain & Co. I Acquisition Corp.(g)	58,754	633,074
Nabors Energy Transition Corp.(g)	152,733	1,608,279
New Energy One Acquisition Corp. PLC(g)	445,953	5,716,628
New Providence Acquisition Corp. II(g)	77,530	806,312
Nubia Brand International Corp.(g)	58,524	614,209
Patria Latin American Opportunity Acquisition Corp.(g)	89,407	946,820
Pearl Holdings Acquisition Corp.(g)	36,968	387,794
Pegasus Digital Mobility Acquisition Corp., Class B(e)(g)	4,456	4,010
Pono Capital Three, Inc.(g)	11,690	120,432
Pono Capital Two, Inc.(g)	9,738	101,470
Power & Digital Infrastructure Acquisition II Corp.(g)	44,362	457,372

Semi-Annual Report | April 30, 2023	27

Saba Capital Income & Opportunities Fund	Consolidated Schedule of Investments

April 30, 2023 (Unaudited)

	Shares	Fair Value
PowerUp Acquisition Corp.(g)	141,091	$1,483,572
PROOF Acquisition Corp. I(g)	61,707	644,221
Pyrophyte Acquisition Corp.(g)	59,259	625,775
Quadro Acquisition One Corp.(g)	39,461	405,067
RCF Acquisition Corp.(g)	9,504	99,697
Revelstone Capital Acquisition Corp.(g)	77,115	794,285
Rigel Resource Acquisition Corp.(g)	60,067	630,103
ROC Energy Acquisition Corp.(g)	74,024	777,992
Roth CH Acquisition V Co.(g)	62,531	647,821
Screaming Eagle Acquisition Corp.(g)	67,654	689,394
Sculptor Acquisition Corp. I(g)	36,931	387,037
Sculptor Capital Management, Inc.(g)	708,589	5,902,546
SHUAA Partners Acquisition Corp. I(g)	45,916	484,414
Signal Hill Acquisition Corp.(g)	26,924	280,952
SILVERspac, Inc.(g)	55,349	568,988
Skydeck Acquisition Corp.(g)	13,316	136,356
Slam Corp.(g)	26,398	275,067
Social Capital Suvretta Holdings Corp. II(g)	58,318	598,926
Social Capital Suvretta Holdings Corp. IV(g)	86,410	887,431
Sound Point Acquisition Corp. I, Ltd.(g)	99,902	1,057,962
Southport Acquisition Corp.(g)	49,077	510,401
Spree Acquisition Corp. 1, Ltd.(g)	75,747	792,692
Spring Valley Acquisition Corp. II(g)	26,964	280,965
ST Energy Transition I, Ltd.(g)	93,266	973,231
Swiftmerge Acquisition Corp.(g)	72,847	754,695
Transition SA(g)	33,822	370,823
Trine II Acquisition Corp.(g)	50,769	531,551
UTA Acquisition Corp.(g)	84,472	884,422
Vahanna Tech Edge Acquisition I Corp.(g)	132,585	1,390,817
Valor Latitude Acquisition Corp.(g)	22,158	227,452
Valuence Merger Corp. I(g)	71,556	757,778
VAM Investments Spac BV(g)	25,279	281,336
Viscogliosi Brothers Acquisition Corp.(g)	41,703	432,877
VMG Consumer Acquisition Corp.(g)	124,493	1,295,972
XPAC Acquisition Corp.(g)	11,711	120,038
Yotta Acquisition Corp.(g)	47,369	488,374
Zimmer Energy Transition Acquisition Corp.(g)	12,320	125,479
		90,651,669
TOTAL SPECIAL PURPOSE ACQUISITION COMPANIES		90,651,669
(Cost $86,235,283)

	Shares	Fair Value
WARRANTS - 0.35%(g)
10X Capital Venture Acquisition Corp. III, Expires 06/30/2028, Strike Price $11.50	55,754	2,453
7 Acquisition Corp., Expires 11/05/2026, Strike Price $11.50	25,051	139
A SPAC I Acquisition Corp., Expires 05/21/2027, Strike Price $11.50	1	0
A SPAC II Acquisition Corp., Expires 05/03/2027, Strike Price $11.50	34,421	1,119

28

Saba Capital Income & Opportunities Fund	Consolidated Schedule of Investments

April 30, 2023 (Unaudited)

	Shares	Fair Value
Achari Ventures Holdings Corp. I, Expires 10/15/2026, Strike Price $11.50	38,384	$1,639
Agrinam Acquisition Corp., Expires 06/30/2027, Strike Price $11.50	19,798	198
Ahren Acquisition Corp., Expires 06/17/2028, Strike Price $11.50	47,850	6,579
Alpha Healthcare Acquisition Corp. III, Expires 04/12/2027, Strike Price $11.50	3,816	697
Alset Capital Acquisition Corp., Expires 02/02/2027, Strike Price $11.50	13,297	582
ALSP Orchid Acquisition Corp. I, Expires 11/30/2028, Strike Price $11.50	52,397	2,486
Andretti Acquisition Corp., Expires 03/23/2028, Strike Price $11.50	24,523	1,214
AP Acquisition Corp., Expires 12/07/2026, Strike Price $11.50	9,857	514
Apeiron Capital Investment Corp., Expires 06/24/2023, Strike Price $11.50	49,151	2,458
APx Acquisition Corp. I, Expires 08/19/2028, Strike Price $11.50	3,981	198
Arisz Acquisition Corp., Expires 11/16/2026, Strike Price $11.50	34,348	929
Armada Acquisition Corp. I, Expires 08/13/2026, Strike Price $11.50	19	2
Artemis Strategic Investment Corp., Expires 12/31/2027, Strike Price $11.50	52,405	1,970
Athena Consumer Acquisition Corp., Expires 07/31/2028, Strike Price $11.50	33,717	2,384
Athena Technology Acquisition Corp. II, Expires 10/17/2028, Strike Price $11.50	36,968	3,523
Atlantic Coastal Acquisition Corp. II, Expires 06/02/2028, Strike Price $11.50	80,774	5,234
Ault Disruptive Technologies Corp., Expires 06/20/2028, Strike Price $11.50	18,483	4,530
Aura FAT Projects Acquisition Corp., Expires 06/02/2027, Strike Price $11.50	58,439	2,121
Aurora Technology Acquisition Corp., Expires 02/07/2028, Strike Price $11.50	63,578	1,459
Axios Sustainable Growth Acquisition Corp., Expires 02/16/2027, Strike Price $11.50	43,990	1,601
Banyan Acquisition Corp., Expires 09/30/2028, Strike Price $11.50	45,560	2,870
Battery Future Acquisition Corp., Expires 05/26/2028, Strike Price $11.50	36,968	3,327
Beard Energy Transition Acquisition Corp., Expires 12/31/2027, Strike Price $11.50	60,293	2,261
Bellevue Life Sciences Acquisi, Expires 02/10/2028, Strike Price $11.50	14,638	1,015
BenevolentAI, Expires 06/30/2026, Strike Price $11.50	7,014	386
Benson Hill Inc., Expires 03/25/2027, Strike Price $3.90(e)	187,607	16,885
BioPlus Acquisition Corp., Expires 07/19/2028, Strike Price $11.50	45,412	3,638
Black Mountain Acquisition Corp., Expires 10/15/2027, Strike Price $11.50	46,279	2,314
Black Spade Acquisition Co., Expires 06/29/2023, Strike Price $11.50	14,266	1,531
bleuacacia, Ltd., Expires 10/30/2026, Strike Price $11.50	100,804	3,014
Blockchain Coinvestors Acquisition Corp. I, Expires 11/01/2028, Strike Price $11.50	93,986	4,915
Blue Ocean Acquisition Corp., Expires 10/21/2028, Strike Price $11.50	16,257	1,707
Blue World Acquisition Corp., Expires 01/10/2029, Strike Price $11.50	23,302	1,195
Bluescape Opportunities Acquisition Corp., Expires 01/31/2026, Strike Price $11.50	49,310	5,180
Bullpen Parlay Acquisition Co., Expires 12/03/2026, Strike Price $11.50	57,733	2,156
BurTech Acquisition Corp., Expires 12/18/2026, Strike Price $11.50	23,368	929
BYTE Acquisition Corp., Expires 12/31/2028, Strike Price $11.50	20,143	1,319
C5 Acquisition Corp., Expires 05/19/2028, Strike Price $11.50	72,059	2,803
Cactus Acquisition Corp. 1, Ltd., Expires 07/20/2023, Strike Price $11.50	21,180	1,218
Canna-Global Acquisition Corp., Expires 02/09/2028, Strike Price $11.50	154,766	5,440
Capitalworks Emerging Markets Acquisition Corp., Expires 04/27/2028, Strike Price $11.50	69,120	2,419
Cardio Diagnostics Holdings, Inc., Expires 12/01/2026, Strike Price $11.50	19,933	4,112
Cartesian Growth Corp. II, Expires 07/12/2028, Strike Price $11.50	5,984	1,005
Cartica Acquisition Corp., Expires 04/30/2028, Strike Price $11.50	74,354	3,673
CF Acquisition Corp. IV, Expires 12/14/2025, Strike Price $11.50	13,333	740
CF Acquisition Corp. VII, Expires 03/15/2026, Strike Price $11.50	4,928	529
Chain Bridge I, Expires 12/31/2028, Strike Price $11.50	33,367	1,750

Semi-Annual Report | April 30, 2023	29

Saba Capital Income & Opportunities Fund	Consolidated Schedule of Investments

April 30, 2023 (Unaudited)

	Shares	Fair Value
Chenghe Acquisition Co., Expires 04/28/2027, Strike Price $11.50	400	$12
Churchill Capital Corp. VII, Expires 02/29/2028, Strike Price $11.50	26,731	2,721
CIIG Capital Partners II, Inc., Expires 02/28/2028, Strike Price $11.50	11,642	1,237
Cineworld, Expires 11/23/2025, Strike Price $0.41	88,914	–
Clean Earth Acquisitions Corp., Expires 02/24/2028, Strike Price $11.50	49,587	2,913
ClimateRock, Expires 06/01/2027, Strike Price $11.50	11,778	380
Compute Health Acquisition Corp., Expires 12/31/2027, Strike Price $11.50	26,926	7,677
Concord Acquisition Corp. II, Expires 12/31/2028, Strike Price $11.50	25,741	1,442
Concord Acquisition Corp. III, Expires 12/31/2028, Strike Price $11.50	54,452	4,356
Consilium Acquisition Corp. I, Ltd., Expires 06/01/2027, Strike Price $11.50	38,488	1,107
Corner Growth Acquisition Corp., Expires 12/31/2027, Strike Price $11.50	41,045	1,336
Crescera Capital Acquisition Corp., Expires 04/20/2028, Strike Price $11.50	63,791	3,607
DEE Tech SA, Expires 06/23/2023, Strike Price $11.50	35,099	967
Deezer SA, Expires 06/07/2027, Strike Price $11.50	95,238	2,099
Denali Capital Acquisition Corp., Expires 04/07/2027, Strike Price $11.50	27,621	1,797
DHC Acquisition Corp., Expires 12/31/2027, Strike Price $11.50	25,249	1,363
Digital Health Acquisition Corp., Expires 10/14/2023, Strike Price $11.50	17,736	1,774
Distoken Acquisition Corp., Expires 03/30/2028, Strike Price $11.50	5,841	219
DUET Acquisition Corp., Expires 07/19/2028, Strike Price $11.50	5,996	181
EG Acquisition Corp., Expires 05/28/2028, Strike Price $11.50	27,981	5,260
Energem Corp., Expires 11/16/2026, Strike Price $11.50	45,714	3,771
Energy Transition Partners BV, Expires 07/16/2026, Strike Price $11.50	16,852	3,008
ESGEN Acquisition Corp., Expires 06/28/2023, Strike Price $11.50	61,117	4,590
Eureking SA, Expires 05/12/2027, Strike Price $11.50	59,955	3,303
EVe Mobility Acquisition Corp., Expires 05/12/2028, Strike Price $11.50	27,110	1,609
Everest Consolidator Acquisition Corp., Expires 07/19/2028, Strike Price $11.50	50,492	3,004
Evergreen Corp., Expires 02/15/2027, Strike Price $11.50	70,092	3,908
ExcelFin Acquisition Corp., Expires 07/05/2023, Strike Price $11.50	22,349	1,453
Fat Projects Acquisition Corp., Expires 06/16/2026, Strike Price $11.50	37,947	2,154
FG Acquisition Corp., Expires 04/05/2030, Strike Price $11.50	25,263	33,474
FG Merger Corp., Expires 06/17/2027, Strike Price $11.50	1,112	99
Financial Strategies Acquisition Corp., Expires 03/31/2028, Strike Price $11.50	6,820	154
Financials Acquisition Corp., Expires 04/04/2027, Strike Price $1150.00	28,696	1,082
Finnovate Acquisition Corp., Expires 09/30/2026, Strike Price $11.50	71,462	3,037
FinServ Acquisition Corp. II, Expires 02/17/2026, Strike Price $11.50	22,794	685
Fintech Ecosystem Development Corp., Expires 12/31/2028, Strike Price $11.50	27,352	1,060
Flame Acquisition Corp., Expires 12/31/2028, Strike Price $11.50	5,451	2,371
Forbion European Acquisition Corp., Expires 05/23/2028, Strike Price $11.50	7,393	1,108
Fortune Rise Acquisition Corp., Expires 12/06/2027, Strike Price $11.50	15,616	1,093
FTAC Emerald Acquisition Corp., Expires 08/22/2028, Strike Price $11.50	27,108	2,714
FTAC Zeus Acquisition Corp., Expires 12/31/2027, Strike Price $11.50	135,656	3,012
Fusion Acquisition Corp. II, Expires 12/31/2027, Strike Price $11.50	20,782	208
Future Health ESG Corp., Expires 09/09/2026, Strike Price $11.50	37,402	2,096
FutureTech II Acquisition Corp., Expires 02/16/2027, Strike Price $11.50	48,383	1,456
Gardiner Healthcare Acquisitions Corp., Expires 07/30/2028, Strike Price $11.50	14,786	1,405
Genesis Growth Tech Acquisition Corp., Expires 05/19/2028, Strike Price $11.50	6,030	139
GigCapital5, Inc., Expires 12/31/2028, Strike Price $11.50	3,954	84

30

Saba Capital Income & Opportunities Fund	Consolidated Schedule of Investments

April 30, 2023 (Unaudited)

	Shares	Fair Value
Global Blockchain Acquisition Corp., Expires 05/10/2027, Strike Price $11.50	40,470	$813
Global Technology Acquisition Corp. I, Expires 07/13/2023, Strike Price $11.50	23,734	1,163
Globalink Investment, Inc., Expires 12/03/2026, Strike Price $11.50	14,771	334
GoGreen Investments Corp., Expires 06/04/2023, Strike Price $11.50	61,462	47,940
Gores Holdings IX, Inc., Expires 01/14/2029, Strike Price $11.50	40,512	9,478
Granite Ridge Resources, Inc., Expires 09/25/2028, Strike Price $11.50	228,188	138,453
Green Visor Financial Technology Acquisition Corp. I, Expires 05/08/2023, Strike Price $11.50	47,750	2,626
Growth For Good Acquisition Corp., Expires 11/12/2026, Strike Price $11.50	51,285	1,580
GSR II Meteora Acquisition Corp., Expires 07/22/2023, Strike Price $11.50	119,353	8,080
Harvey Gulf, Expires 12/31/2049, Strike Price $0.01	16,636	482,444
HCM ACQUISITION Corp., Expires 12/31/2027, Strike Price $11.50	10,493	577
Healthcare AI Acquisition Corp., Expires 12/14/2026, Strike Price $11.50	18,681	910
Heartland Media Acquisition Corp., Expires 10/21/2027, Strike Price $11.50	1,499	149
HHG Capital Corp., Expires 12/31/2027, Strike Price $11.50	17,425	642
HNR Acquisition Corp., Expires 07/29/2028, Strike Price $11.50	44,874	3,413
Home Plate Acquisition Corp., Expires 09/30/2026, Strike Price $11.50	4,107	485
Iconic Sports Acquisition Corp., Expires 10/12/2026, Strike Price $11.50	19,665	3,003
Inception Growth Acquisition, Ltd., Expires 10/15/2026, Strike Price $11.50	2,402	54
Industrial Tech Acquisitions II, Inc., Expires 12/31/2028, Strike Price $11.50	47,509	4,395
Infinite Acquisition Corp., Expires 11/23/2028, Strike Price $11.50	46,166	6,579
InFinT Acquisition Corp., Expires 05/19/2027, Strike Price $11.50	55,058	4,231
Innovative International Acquisition Corp., Expires 07/01/2028, Strike Price $11.50	71,433	6,322
Integrated Rail and Resources Acquisition Corp., Expires 05/21/2023, Strike Price $11.50	48,874	11,974
Integrated Wellness Acquisition Corp., Expires 10/31/2028, Strike Price $11.50	1,763	1,444
Investcorp Europe Acquisition Corp. I, Expires 11/23/2028, Strike Price $11.50	24,645	4,251
Investcorp India Acquisition Corp., Expires 06/28/2027, Strike Price $11.50	37,472	2,305
Iris Acquisition Corp., Expires 03/05/2026, Strike Price $11.50	27,683	2,021
Israel Acquisitions Corp., Expires 02/28/2028, Strike Price $11.50	8,683	1,216
IX Acquisition Corp., Expires 11/24/2026, Strike Price $11.50	112	4
Jackson Acquisition Co., Expires 12/31/2028, Strike Price $11.50	11,842	1,238
Jaguar Global Growth Corp. I, Expires 02/11/2027, Strike Price $11.50	43,794	1,739
Jaws Mustang Acquisition Corp., Expires 01/30/2026, Strike Price $11.50	19,820	995
Juniper II Corp., Expires 12/31/2028, Strike Price $11.50	9,381	1,126
Jupiter Acquisition Corp., Expires 08/17/2028, Strike Price $11.50	1,531	45
Kairous Acquisition Corp. ltd, Expires 09/15/2026, Strike Price $11.50	6,746	287
Kernel Group Holdings, Inc., Expires 01/31/2027, Strike Price $11.50	1,326	142
Keyarch Acquisition Corp., Expires 07/25/2028, Strike Price $11.50	24,350	1,032
Kimbell Tiger Acquisition Corp., Expires 09/15/2028, Strike Price $11.50	59,791	1,794
KnightSwan Acquisition Corp., Expires 07/21/2028, Strike Price $11.50	4,497	337
LAMF Global Ventures Corp. I, Expires 11/11/2026, Strike Price $11.50	63,179	4,107
LatAmGrowth SPAC, Expires 01/25/2028, Strike Price $11.50	37,849	2,176
LAVA Medtech Acquisition Corp., Expires 10/27/2026, Strike Price $11.50	57,923	1,807
LF Capital Acquisition Corp. II, Expires 01/07/2026, Strike Price $11.50	60,499	2,426
Liberty Resources Acquisition Corp., Expires 10/31/2028, Strike Price $11.50	22,928	1,146
LIV Capital Acquisition Corp. II, Expires 02/16/2027, Strike Price $11.50	43,759	2,297
Mercato Partners Acquisition Corp., Expires 12/28/2026, Strike Price $11.50	15,665	1,527
Metal Sky Star Acquisition Corp., Expires 04/01/2027, Strike Price $11.50	40,420	932

Semi-Annual Report | April 30, 2023	31

Saba Capital Income & Opportunities Fund	Consolidated Schedule of Investments

April 30, 2023 (Unaudited)

	Shares	Fair Value
Metals Acquisition Corp., Expires 07/12/2026, Strike Price $11.50	8,891	$7,729
Monterey Bio Acquisition Corp., Expires 06/07/2023, Strike Price $11.50	24,230	668
Motive Capital Corp. II, Expires 05/15/2028, Strike Price $11.50	8,206	985
Mountain & Co. I Acquisition Corp., Expires 08/24/2023, Strike Price $11.50	62,660	4,540
Murphy Canyon Acquisition Corp., Expires 02/03/2027, Strike Price $11.50	51,468	4,117
Nabors Energy Transition Corp., Expires 11/17/2026, Strike Price $11.50	87,846	14,055
New Energy One Acquisition Corp. PLC, Expires 03/07/2027, Strike Price $11.50	222,976	70,057
New Providence Acquisition Corp. II, Expires 12/31/2027, Strike Price $11.50	21,526	829
Newcourt Acquisition Corp., Expires 04/12/2028, Strike Price $11.50	30,398	1,116
Nogin, Inc., Expires 08/26/2027, Strike Price $11.50	8,372	147
NorthView Acquisition Corp., Expires 08/02/2027, Strike Price $11.50	19,197	1,824
Nova Vision Acquisition Corp., Expires 12/31/2028, Strike Price $11.50	31,088	1,027
Nubia Brand International Corp., Expires 11/16/2026, Strike Price $11.50	29,262	2,795
OmniLit Acquisition Corp., Expires 11/08/2026, Strike Price $11.50	31,515	2,143
Onyx Acquisition Co. I, Expires 11/30/2028, Strike Price $11.50	24,790	1,242
Oxus Acquisition Corp., Expires 08/26/2026, Strike Price $11.50	20,287	763
Papaya Growth Opportunity Corp. I, Expires 12/31/2028, Strike Price $11.50	76,584	4,461
Patria Latin American Opportunity Acquisition Corp., Expires 03/10/2027, Strike Price $11.50	46,145	2,914
Pearl Holdings Acquisition Corp., Expires 12/15/2026, Strike Price $11.50	18,484	1,793
PepperLime Health Acquisition Corp., Expires 10/01/2026, Strike Price $11.50	11,876	660
Perception Capital Corp. II, Expires 12/31/2028, Strike Price $11.50	58,258	6,082
Phoenix Biotech Acquisition Corp., Expires 09/01/2026, Strike Price $11.50	21,939	823
Platinum Capital, Ltd., Expires 03/28/2024, Strike Price $1.37	42,880	1,149
Pono Capital Two, Inc., Expires 09/23/2027, Strike Price $11.50	9,738	373
Pontem Corp., Expires 12/31/2027, Strike Price $11.50	60,453	1,874
Power & Digital Infrastructure Acquisition II Corp., Expires 12/14/2028, Strike Price $11.50	87,961	10,749
PowerUp Acquisition Corp., Expires 02/18/2027, Strike Price $11.50	70,545	2,469
PROOF Acquisition Corp. I, Expires 12/03/2028, Strike Price $11.50	20,757	2,231
Prospector Capital Corp., Expires 01/01/2025, Strike Price $11.50	21,521	1,447
RCF Acquisition Corp., Expires 11/10/2026, Strike Price $11.50	31,463	3,145
Redwoods Acquisition Corp., Expires 03/15/2027, Strike Price $11.50	32,327	2,302
Relativity Acquisition Corp., Expires 02/11/2027, Strike Price $11.50	45,142	2,126
Revelstone Capital Acquisition Corp., Expires 05/24/2028, Strike Price $11.50	53	6
RF Acquisition Corp., Expires 05/01/2028, Strike Price $11.50	19,704	446
Rigel Resource Acquisition Corp., Expires 11/05/2026, Strike Price $11.50	31,854	2,453
Rose Hill Acquisition Corp., Expires 10/14/2026, Strike Price $11.50	41,528	1,323
Ross Acquisition Corp. II, Expires 02/12/2026, Strike Price $11.50	28,225	9,032
Screaming Eagle Acquisition Corp., Expires 12/15/2027, Strike Price $11.50	22,674	4,832
Sculptor Acquisition Corp. I, Expires 04/15/2028, Strike Price $11.50	9,858	401
Selina Hospitality PLC, Expires 12/31/2049, Strike Price $0.01(e)	218,500	24,581
ShoulderUp Technology Acquisition Corp., Expires 07/26/2023, Strike Price $11.50	94,845	2,855
SHUAA Partners Acquisition Corp. I, Expires 03/02/2027, Strike Price $11.50	22,958	1,841
Signal Hill Acquisition Corp., Expires 02/11/2027, Strike Price $11.50	13,462	404
SILVERspac, Inc., Expires 09/10/2026, Strike Price $11.50	18,449	3,192
Sizzle Acquisition Corp., Expires 03/12/2026, Strike Price $11.50	43,590	15,908

32

Saba Capital Income & Opportunities Fund	Consolidated Schedule of Investments

April 30, 2023 (Unaudited)

	Shares	Fair Value
SMX Security Matters PLC, Expires 03/07/2028, Strike Price $11.50	36,580	$1,975
Sound Point Acquisition Corp. I, Ltd., Expires 03/02/2027, Strike Price $11.50	49,951	2,028
Southport Acquisition Corp., Expires 05/24/2028, Strike Price $11.50	6,161	185
Spree Acquisition Corp. 1, Ltd., Expires 12/22/2028, Strike Price $11.50	20,337	1,031
Spring Valley Acquisition Corp. II, Expires 02/25/2026, Strike Price $11.50	13,573	2,172
SpringBig Holdings, Inc., Expires 06/14/2027, Strike Price $11.50	24,279	898
ST Energy Transition I, Ltd., Expires 12/02/2026, Strike Price $11.50	42,980	3,675
Sustainable Development Acquisition I Corp., Expires 12/31/2028, Strike Price $11.50	28,327	1,653
Swiftmerge Acquisition Corp., Expires 06/17/2028, Strike Price $11.50	132	16
Tailwind International Acquisition Corp., Expires 03/01/2028, Strike Price $11.50	17,317	29
Talon 1 Acquisition Corp., Expires 07/30/2026, Strike Price $11.50	71,933	4,629
Target Global Acquisition I Corp., Expires 12/31/2027, Strike Price $11.50	18,073	2,351
Technology & Telecommunication Acquisition Corp., Expires 02/15/2027, Strike Price $11.50	52,993	1,150
TKB Critical Technologies 1, Expires 10/29/2028, Strike Price $11.50	48,884	7,100
TLGY Acquisition Corp., Expires 01/14/2028, Strike Price $11.50	68,311	5,854
Transition SA, Expires 06/16/2026, Strike Price $11.50	33,822	1,137
Trine II Acquisition Corp., Expires 12/31/2027, Strike Price $11.50	78,462	133
United Homes Group, Inc., Expires 01/28/2028, Strike Price $11.50	11,333	6,254
UTA Acquisition Corp., Expires 10/30/2026, Strike Price $11.50	44,060	5,728
Vahanna Tech Edge Acquisition I Corp., Expires 11/30/2028, Strike Price $11.50	55,430	1,375
Valor Latitude Acquisition Corp., Expires 12/31/2028, Strike Price $11.50	3,725	11
Valuence Merger Corp. I, Expires 03/01/2027, Strike Price $11.50	60,778	2,656
VAM Investments Spac BV, Expires 07/27/2026, Strike Price $11.50	12,639	2,089
Verde Clean Fuels, Inc., Expires 12/31/2027, Strike Price $11.50	327	59
Viscogliosi Brothers Acquisition Corp., Expires 03/18/2027, Strike Price $11.50	20,851	959
Vision Sensing Acquisition Corp., Expires 11/01/2026, Strike Price $11.50	49,182	2,459
VMG Consumer Acquisition Corp., Expires 07/03/2023, Strike Price $11.50	60,937	2,151
Western Acquisition Ventures Corp., Expires 01/12/2027, Strike Price $11.50	29,980	2,398
Yotta Acquisition Corp., Expires 03/15/2027, Strike Price $11.50	47,369	2,013
Zimmer Energy Transition Acquisition Corp., Expires 05/14/2023, Strike Price $11.50	1,716	140
ZyVersa Therapeutics, Inc., Expires 12/20/2026, Strike Price $11.50	7,100	497

TOTAL WARRANTS		1,307,638
(Cost $3,647,002)

	Shares	Fair Value
RIGHTS - 0.06%(g)
A SPAC I Acquisition Corp., Expires 12/31/2049	2	0
A SPAC II Acquisition Corp., Expires 12/31/2049	68,843	6,024
Accretion Acquisition Corp., Expires 12/31/2049	37,215	3,930
Agrinam Acquisition Corp., Expires 12/31/2049	19,798	792
AIB Acquisition Corp., Expires 12/31/2049	41,417	5,546
Alset Capital Acquisition Corp., Expires 12/31/2049	26,594	7,287
Arisz Acquisition Corp., Expires 05/01/2023	34,348	3,780
Aurora Technology Acquisition Corp., Expires 02/07/2028	63,578	8,265
Axios Sustainable Growth Acquisition Corp., Expires 12/31/2049	43,990	6,884
Bellevue Life Sciences Acquisi, Expires 12/31/2045	14,638	2,269

Semi-Annual Report | April 30, 2023	33

Saba Capital Income & Opportunities Fund	Consolidated Schedule of Investments

April 30, 2023 (Unaudited)

	Shares	Fair Value
bleuacacia, Ltd., Expires 12/31/2049	201,609	$10,826
Blue World Acquisition Corp., Expires 12/31/2049	46,604	5,243
Broad Capital Acquisition Corp., Expires 12/31/2049	53,360	6,128
Clean Earth Acquisitions Corp., Expires 12/31/2049	99,120	18,793
ClimateRock, Expires 06/01/2027	23,557	2,650
Consilium Acquisition Corp. I, Ltd., Expires 06/01/2027	76,977	6,928
Deep Medicine Acquisition Corp., Expires 10/26/2023	15,116	1,738
Distoken Acquisition Corp., Expires 12/31/2049	5,841	702
Financial Strategies Acquisition Corp., Expires 03/31/2028	9,858	1,036
Fintech Ecosystem Development Corp., Expires 12/31/2028	54,704	7,612
Global Blockchain Acquisition Corp., Expires 12/31/2049	40,470	5,059
Globalink Investment, Inc., Expires 08/19/2023	4,837	388
Growth For Good Acquisition Corp., Expires 06/14/2023	75,556	11,379
GSR II Meteora Acquisition Corp., Expires 12/31/2049	7,459	8,018
Inception Growth Acquisition, Ltd., Expires 05/08/2023	7,394	959
Jaguar Global Growth Corp. I, Expires 12/31/2049	87,589	12,744
Jupiter Wellness Acquisition Corp., Expires 12/31/2049	18,463	7,261
Kairous Acquisition Corp. ltd, Expires 11/24/2023	13,555	1,914
Keyarch Acquisition Corp., Expires 07/25/2028	16,489	1,979
Mars Acquisition Corp., Expires 12/31/2049	10,247	2,049
Metal Sky Star Acquisition Corp., Expires 12/31/2049	40,420	7,074
Mountain Crest Acquisition Corp. V, Expires 12/31/2049	8,917	2,685
NorthView Acquisition Corp., Expires 12/31/2049	38,482	6,013
QualTek Services, Inc., Expires 12/31/2049	73,592	19,134
Redwoods Acquisition Corp., Expires 12/31/2049	32,327	3,540
RF Acquisition Corp., Expires 12/31/2049	19,704	2,069
Sagaliam Acquisition Corp., Expires 12/31/2049	84,310	12,604
Spring Valley Acquisition Corp. II, Expires 02/16/2023	27,147	5,158
Welsbach Technology Metals Acquisition Corp., Expires 12/31/2049	29,572	4,517
Yotta Acquisition Corp., Expires 12/31/2049	29,606	5,551

TOTAL RIGHTS		226,528
(Cost $302,209)

	Shares	Fair Value
SHORT TERM INVESTMENTS - 0.15%
BNY Mellon U.S. Treasury Fund, 7 Day Yield 4.65%	568,949	568,949

TOTAL SHORT TERM INVESTMENTS		568,949
(Cost $568,949)

Total Investments - 102.35%		$379,357,661
(Cost $381,799,040)
Liabilities in Excess of Other Assets - (2.35)%		$(8,694,308)

Net Assets - 100.00%		$370,663,353

Amounts above are shown as a percentage of net assets as of April 30, 2023.

34

Saba Capital Income & Opportunities Fund	Consolidated Schedule of Investments

April 30, 2023 (Unaudited)

SCHEDULE OF SECURITIES SOLD SHORT
	Principal Amount	Fair Value
SOVEREIGN DEBT OBLIGATIONS - (13.80%)
Sovereign - (13.80%)

U.S. Treasury Bond, 3.500%, 02/15/2033	$(50,838,000)	$(51,147,797)
		(51,147,797)
TOTAL SOVEREIGN DEBT OBLIGATIONS		(51,147,797)
(Proceeds $51,202,482)

	Shares	Fair Value
COMMON STOCK - (3.52%)
Electric-Integrated - (0.09%)
AES Corp.	(1,507)	(35,656)
Ameren Corp.	(169)	(15,036)
American Electric Power Co., Inc.	(298)	(27,541)
DTE Energy Co.	(649)	(72,954)
Duke Energy Corp.	(608)	(60,119)
NextEra Energy, Inc.	(918)	(70,346)
Xcel Energy, Inc.	(429)	(29,991)
		(311,643)
Logic, Processors & Application Specific - (0.02%)
Advanced Micro Devices, Inc.(g)	(84)	(7,507)
NVIDIA Corp.	(244)	(67,708)
		(75,215)
Electronic Shopping - (0.02%)
Alibaba Group Holding, Ltd.(g)	(37)	(3,134)
Amazon.com, Inc.(g)	(618)	(65,168)
		(68,302)
Development Stage Biotechnology - (0.01%)
Alnylam Pharmaceuticals, Inc.(g)	(256)	(50,995)

Internet Advertising Portals - (0.01%)
Alphabet, Inc.(g)	(256)	(27,479)

Semi-Annual Report | April 30, 2023	35

Saba Capital Income & Opportunities Fund	Consolidated Schedule of Investments

April 30, 2023 (Unaudited)

	Shares	Fair Value
Oil & Liquids Rich Gas Pipelines - (0.13%)
Antero Midstream Corp.	(22,615)	$(243,337)
Genesis Energy LP	(1,072)	(11,964)
Western Midstream Partners LP	(8,228)	(217,795)
		(473,096)
Mobile Phones - 0.00%(d)
Apple, Inc.	(97)	(16,459)

Oilfield Services & Equipment Manufacturing - (0.01%)
Archrock, Inc.	(2,988)	(30,747)

Firearms & Ammunition - 0.00%(d)
Axon Enterprise, Inc.(g)	(5)	(1,054)

Electricity Networks - (0.03%)
CenterPoint Energy, Inc.	(1,383)	(42,140)
Eversource Energy	(194)	(15,056)
PPL Corp.	(2,068)	(59,393)
		(116,589)
Crude Oil & Natural Gas Exploration & Production - (0.09%)
Chesapeake Energy Corp.	(817)	(67,550)
ConocoPhillips	(489)	(50,313)
EQT Corp.	(1,158)	(40,345)
Marathon Oil Corp.	(1,727)	(41,724)
Occidental Petroleum Corp.	(508)	(31,257)
Pioneer Natural Resources Co.	(583)	(126,832)
		(358,021)
Outpatient Health Services - (0.01%)
Civitas Resources, Inc.	(386)	(26,653)

Computer Software - 0.00%(d)
Cloudflare, Inc.(g)	(300)	(14,115)

Electric-Generation - 0.00%(d)
Constellation Energy Corp.	(15)	(1,161)

Enterprise Software - (0.02%)
Descartes Systems Group, Inc.(g)	(313)	(24,803)
HubSpot, Inc.(g)	(16)	(6,735)
Workday, Inc.(g)	(123)	(22,895)
		(54,433)
Pipelines - (1.58%)
DT Midstream, Inc.	(8,833)	(435,202)

36

Saba Capital Income & Opportunities Fund	Consolidated Schedule of Investments

April 30, 2023 (Unaudited)

	Shares	Fair Value
Enbridge, Inc.	(9,217)	$(366,476)
Energy Transfer LP	(67,115)	(864,441)
EnLink Midstream LLC	(15,453)	(151,594)
Enterprise Products Partners LP	(43,801)	(1,152,404)
MPLX LP	(17,554)	(614,215)
Pembina Pipeline Corp.	(3,934)	(129,503)
Plains All American Pipeline LP	(23,149)	(298,622)
Plains GP Holdings LP	(34,856)	(467,070)
Williams Cos., Inc.	(45,217)	(1,368,267)
		(5,847,794)

Oil Companies - Exploration & Production - (0.02%)
Denbury, Inc.(g)	(706)	(65,926)

Energy-Alternate Sources - (0.01%)
Enviva, Inc.	(1,138)	(24,467)

In Vitro Diagnostics Manufacturing - 0.00%(d)
Exact Sciences Corp.(g)	(39)	(2,499)

Oil Companies-Integrated - (0.01%)
Exxon Mobil Corp.	(248)	(29,348)

Internet Content-Entertainment - (0.01%)
Meta Platforms, Inc.(g)	(65)	(15,621)
Netflix, Inc.(g)	(85)	(28,044)
		(43,665)

Power Generation Equipment Manufacturing - 0.00%(d)
Generac Holdings, Inc.(g)	(109)	(11,142)

Analytical Lab Equipment Manufacturing - (0.01%)
Illumina, Inc.(g)	(121)	(24,873)

Medical-Biomedical/Genetics - (0.07%)
Genmab A/S(g)	(376)	(154,524)
Moderna, Inc.(g)	(835)	(110,963)
		(265,487)

Diversified Manufacturing Operations - (0.02%)
Trelleborg AB	(2,535)	(63,628)

Dry Natural Gas Pipelines - (0.21%)
Kinder Morgan, Inc.	(9,040)	(155,036)

Semi-Annual Report | April 30, 2023	37

Saba Capital Income & Opportunities Fund	Consolidated Schedule of Investments

April 30, 2023 (Unaudited)

	Shares	Fair Value
TC Energy Corp.	(14,786)	$(614,533)
		(769,569)

Medical-Drugs - (0.18%)
Bayer AG	(2,132)	(139,922)
Novo Nordisk A/S	(3,053)	(507,562)
		(647,484)

Fluid Power Pump & Motor Manufacturing - (0.02%)
Interpump Group SpA	(1,239)	(68,918)

Financial Information Services - (0.01%)
MarketAxess Holdings, Inc.	(79)	(25,151)

Theaters - (0.01%)
CTS Eventim AG & Co. KGaA	(378)	(24,804)

Analog Integrated Circuits - (0.04%)
Infineon Technologies AG	(3,491)	(126,654)
Melexis NV	(339)	(32,256)
		(158,910)

Applications Software - 0.00%(d)
Microsoft Corp.	(55)	(16,899)

Internet Media & Services - (0.03%)
Naspers, Ltd.	(3,083)	(109,292)

Renewable Energy Generation - (0.03%)
Atlantica Sustainable Infrastructure PLC	(81)	(2,156)
NextEra Energy Partners LP	(1,951)	(112,202)
		(114,358)

Security - 0.00%(d)
Palo Alto Networks, Inc.(g)	(43)	(7,846)

Finance-Other Services - (0.06%)
Deutsche Boerse AG	(1,083)	(206,690)

Auto-Cars/Light Trucks - 0.00%(d)
Rivian Automotive, Inc.(g)	(911)	(11,679)

Alcoholic Beverages Manufacturing - (0.11%)
Heineken Holding NV	(2,528)	(242,209)

38

Saba Capital Income & Opportunities Fund	Consolidated Schedule of Investments

April 30, 2023 (Unaudited)

	Shares	Fair Value
Heineken NV	(1,749)	$(200,528)
		(442,737)

Other Infrastructure Software - 0.00%(d)
ServiceNow, Inc.(g)	(9)	(4,135)

Servers - 0.00%(d)
Super Micro Computer, Inc.(g)	(143)	(15,077)

Foundry Services - (0.07%)
Taiwan Semiconductor Manufacturing Co., Ltd.	(3,318)	(279,707)

Passenger Vehicles Manufacturing - (0.02%)
Tesla, Inc.(g)	(428)	(70,325)

Oil Refining & Marketing - (0.03%)
Neste Oyj	(2,333)	(112,958)

Wire & Cable Manufacturing - (0.02%)
Prysmian SpA	(1,992)	(81,368)

Electrical Equipment - (0.02%)
TKH Group NV	(1,187)	(57,315)

Front End Capital Equipment - (0.16%)
ASML Holding NV	(970)	(612,984)

Retail-Jewelry - (0.03%)
Cie Financiere Richemont SA	(776)	(127,575)

Back End Capital Equipment - (0.01%)
BE Semiconductor Industries NV	(369)	(33,073)

Recreational Vehicles - 0.00%(d)
Sanlorenzo SpA/Ameglia	(8)	(358)

Retail-Apparel/Shoe - (0.03%)
Zalando SE(b)(g)	(2,334)	(95,390)

Semi-Annual Report | April 30, 2023	39

Saba Capital Income & Opportunities Fund	Consolidated Schedule of Investments

April 30, 2023 (Unaudited)

	Shares	Fair Value
Internet Application Software - (0.06%)
Shopify, Inc.(g)	(4,260)	$(206,389)

Food-Retail - (0.02%)
HelloFresh SE(g)	(2,395)	(63,918)

Commercial Services - (0.08%)
Relx Plc	(9,362)	(310,719)

Building-Maintenance & Service - (0.01%)
Bravida Holding AB(b)	(3,360)	(40,792)

Commercial Services-Finance - (0.03%)
Adyen NV(b)(g)	(75)	(119,997)

E-Commerce/Services - (0.06%)
Delivery Hero SE(b)(g)	(5,530)	(219,611)

TOTAL COMMON STOCK		(13,060,819)
(Proceeds $12,884,980)

	Shares	Fair Value
EXCHANGE TRADED FUNDS - (24.49%)
ProShares Bitcoin Strategy ETF	(630,000)	(10,968,300)
SPDR S&P 500 ETF Trust	(191,843)	(79,793,259)
		(90,761,559)

TOTAL EXCHANGE TRADED FUNDS		(90,761,559)
(Proceeds $86,068,482)

Total Securities Sold Short - (41.81%)		$(154,970,175)
(Proceeds $150,155,944)

(a)	The security is a floating rate note which has an annual interest rate, reset monthly, that is calculated by taking the product of a leverage multiplier and (USISDA30 - USISDA02). At January 31, 2023, the current coupon rate for these notes is 0%.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933 (the "Securities Act"). Total market value of Rule 144A securities amounts to $21,530,579, which represented approximately 5.81% of net assets as of April 30, 2023. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration.

(c)	Security is in default as of April 30, 2023 and is therefore non-income producing.

(d)	Amount represents less than 0.005% of net assets.

(e)	Level 3 assets valued using significant unobservable inputs as a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.

40

Saba Capital Income & Opportunities Fund	Consolidated Schedule of Investments

April 30, 2023 (Unaudited)

(f)	Securities were originally issued pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of April 30, 2023, the aggregate market value of those securities was $6,594,417, which represents approximately 1.78% of net assets.

(g)	Non-income producing security.

(h)	A portion or all of the security is owned by BRW SPV I, a wholly-owned subsidiary of the Fund.

Semi-Annual Report | April 30, 2023	41

Saba Capital Income & Opportunities Fund	Consolidated Schedule of Investments

April 30, 2023 (Unaudited)

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

SONIA - Sterling Over Night Index Average

SOFR - Secured Overnight Financing Rate

ESTRON - Euro Short-Term Rate

Reference Rates:

1M US L - 1 Month LIBOR as of April 30, 2023 was 5.06%

3M US L - 3 Month LIBOR as of April 30, 2023 was 5.30%

6M US L - 6 Month LIBOR as of April 30, 2023 was 5.41%

SONIA- Sterling Overnight Index Average as of April 30, 2023 was 4.18%

PRIME - US Prime Rate as of April 30, 2023 was 8.00%

Counterparty Abbreviations:

JPM - JPMorgan Chase Bank, N.A.

GSI - Goldman Sachs International

MSCS - Morgan Stanley Capital Services

BARC - Barclays Bank PLC

MSCO – Morgan Stanley & Company

FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Settlement Date	Fund Receiving	Value	Fund Delivering	Cost	Unrealized Appreciation/ (Depreciation)
JPM	05/03/23	GBP	2,513,573	USD	2,477,633	$35,940
JPM	05/03/23	USD	5,697,226	AUD	5,624,675	$72,551
						$108,491

JPM	05/03/23	USD	10,602,912	EUR	10,689,143	$(86,231)
JPM	05/03/23	USD	14,494,156	GBP	14,704,404	(210,248)
						$(296,479)
						$(187,988)

TO-BE-ANNOUNCED (TBA) MORTGAGE-BACKED SECURITIES (MBS) FORWARD CONTRACTS

Counterparty	Description	Maturity Date	Notional Amount	Net Unrealized Depreciation
MSCO	FNMA TBA 5/23	May 11, 2023	$118,781,000	$(25,054)
TOTAL			$118,781,000	$(25,054)

Saba Capital Income & Opportunities Fund	Consolidated Schedule of Investments

April 30, 2023 (Unaudited)

SINGLE NAME CREDIT DEFAULT SWAP CONTRACTS (CENTRALLY CLEARED)

Buy/Sell Protection(a)	Reference Obligations	Annual Payment Rate Received (Paid)	Currency	Maturity Date	Notional Amount(b)	Value	Upfront Premiums Received/(Paid)	Unrealized Appreciation/ (Depreciation)
Sell	AT&T, Inc.	1.00%	USD	6/20/24	8,307,000	$47,496	$(32,813)	$14,683
Buy	RR Donnelley & Sons	(5.00)%	USD	12/20/26	8,244,000	(675,981)	689,317	13,336
Buy	Verizon Communications Inc.	(1.00)%	USD	6/20/23	19,000,000	(36,521)	41,350	4,829
Sell	Verizon Communications Inc.	1.00%	USD	6/20/24	6,743,000	37,090	(20,736)	16,354
Sell	Verizon Communications Inc.	1.00%	USD	6/20/28	6,362,000	(2,053)	(5,799)	(7,852)
						$(629,969)	$671,319	$41,350

INDEX CREDIT DEFAULT SWAP CONTRACTS (CENTRALLY CLEARED)

Buy/Sell Protection(a)	Reference Obligations	Annual Payment Rate Received (Paid)	Currency	Maturity Date	Notional Amount(b)	Value	Upfront Premiums Received/(Paid)	Unrealized Appreciation/ (Depreciation)
Buy	Markit CDX High Yield Index Series 40	(5.00)%	USD	6/20/28	116,000,000	$(2,282,919)	$1,723,600	$(559,319)
Buy	Markit iTraxx Europe Subordinated Financials Series 39	(1.00)%	EUR	6/20/28	45,000,000	1,906,586	(2,626,045)	(719,459)
						$(376,333)	$(902,445)	$(1,278,778)

Semi-Annual Report | April 30, 2023	43

Saba Capital Income & Opportunities Fund	Consolidated Schedule of Investments

April 30, 2023 (Unaudited)

SINGLE NAME CREDIT DEFAULT SWAP CONTRACTS (OVER THE COUNTER)

Buy/Sell Protection(a)	Counterparty	Reference Obligations	Annual Payment Rate Received (Paid)	Currency	Maturity Date	Notional Amount(b)	Value	Upfront Premiums Received/(Paid)	Unrealized Appreciation/(Depreciation)
Sell	GSI	AT&T, Inc.	1.00%	USD	6/20/24	15,847,000	$90,607	$(61,802)	$28,805
Sell	GSI	British American Tobacco PLC	1.00%	EUR	12/20/25	2,381,000	24,976	(10,976)	14,000
Sell	GSI	Britol-Myers Squibb	1.00%	USD	12/20/27	10,000,000	299,349	(268,823)	30,526
Sell	MSCS	Britol-Myers Squibb	1.00%	USD	12/20/27	10,000,000	299,349	(257,109)	42,240
Sell	MSCS	Britol-Myers Squibb	1.00%	USD	6/20/28	18,119,000	564,965	(532,715)	32,250
Sell	GSI	Danone SA	1.00%	EUR	12/20/27	5,739,000	155,468	(107,323)	48,145
Sell	JPM	Danone SA	1.00%	EUR	12/20/27	10,000,000	270,897	(231,382)	39,515
Sell	MSCS	Danone SA	1.00%	EUR	12/20/27	1,264,000	34,241	(28,008)	6,233
Sell	GSI	Home Depot	1.00%	USD	12/20/27	8,763,000	277,718	(230,252)	47,466
Sell	GSI	International Business Machines	1.00%	USD	6/20/27	5,750,000	123,440	(111,480)	11,960
Sell	GSI	International Business Machines	1.00%	USD	12/20/27	20,642,000	442,929	(395,100)	47,829
Sell	BARC	International Business Machines	1.00%	USD	12/20/27	10,000,000	214,576	(202,764)	11,812
Sell	BARC	NextEra Energy Capital Holdings, Inc.	1.00%	USD	6/20/28	5,393,000	41,794	(28,380)	13,414
Sell	MSCS	Pfizer, Inc.	1.00%	USD	12/20/27	7,325,000	203,394	(178,314)	25,080
Sell	GSI	Pfizer, Inc.	1.00%	USD	12/20/27	29,774,000	826,737	(755,898)	70,839
Sell	GSI	Proctor & Gamble	1.00%	USD	12/20/27	22,802,000	682,235	(577,352)	104,883
Buy	BARC	RR Donnelley & Sons	(1.00%)	USD	12/20/27	1,628,000	(146,806)	222,929	76,123
Sell	MSCS	Sherwin-Williams Co.	1.00%	USD	12/20/27	2,039,000	22,707	(4,375)	18,332
Sell	MSCS	Southern Co.	1.00%	USD	6/20/26	847,000	15,392	(14,141)	1,251
Sell	JPM	Target Corp	5.00%	USD	12/20/27	5,000,000	130,292	(95,150)	35,142
Sell	GSI	Target Corp	1.00%	USD	12/20/27	10,000,000	260,584	(194,677)	65,907
Sell	MSCS	Target Corp	1.00%	USD	12/20/27	6,078,000	158,383	(127,883)	30,500
Sell	BARC	Unilever PLC	1.00%	EUR	12/20/27	10,000,000	340,340	(265,958)	74,382
Sell	MSCS	UnitedHealth Group, Inc.	1.00%	USD	12/20/27	19,470,000	498,129	(414,991)	83,138
Sell	MSCS	Verizon Communications Inc.	1.00%	USD	6/20/28	3,181,000	(1,026)	(2,900)	(3,926)
Sell	GSI	Verizon Communications Inc.	1.00%	USD	6/20/23	19,000,000	36,521	(28,509)	8,012
							$5,867,191	$(4,903,333)	$963,858

(a)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(b)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement. Notional amounts are presented in the currency indicated in the table.

Saba Capital Income & Opportunities Fund	Consolidated Schedule of Investments

April 30, 2023 (Unaudited)

TOTAL RETURN SWAP CONTRACTS(a)

Counterparty	Reference Obligations	Currency	Notional Amount(b)	Termination Date	Financing Rate Index	Financing Rate Spread Paid/(Received) by Fund	Value	Unrealized Appreciation/(Depreciation)
JPM	4imprint Group PLC	GBP	$(390,270)	3/15/24	SONIA	(40) bps	$(386,839)	$3,431
JPM	Aberdeen Diversified Income and Growth Trust PLC	GBP	103,538	10/2/23	SONIA	40 bps	104,501	963
JPM	Aberdeen New India Investment	GBP	556,706	12/18/23	SONIA	40 bps	566,397	9,691
JPM	Aberforth Smaller Companies Trust PLC	GBP	1,498,048	10/2/23	SONIA	40 bps	1,536,645	38,597
JPM	Abrdn UK Smaller Cos Growth Trust PLC	GBP	647,769	5/28/24	SONIA	40 bps	657,259	9,490
JPM	Allianz Technology Trust PLC	GBP	442,511	12/18/23	SONIA	40 bps	450,520	8,009
JPM	Alpha Financial Markets Consulting PLC	GBP	(6,397)	5/28/24	SONIA	(40) bps	(6,539)	(142)
JPM	Alten SA	EUR	(49,908)	5/28/24	ESTRON	(40) bps	(51,756)	(1,848)
JPM	Baillie Gifford European Growth Trust PLC	GBP	154,001	10/2/23	SONIA	40 bps	156,177	2,176
JPM	Baillie Gifford UK Growth Trust PLC	GBP	1,082,178	10/5/23	SONIA	40 bps	1,090,881	8,703
JPM	Baillie Gifford US Growth Trust PLC	GBP	4,307,891	12/18/23	SONIA	40 bps	4,329,222	21,331
JPM	Baker Steel Resources Trust, Ltd.	GBP	(58,188)	6/3/24	SONIA	40 bps	(59,127)	(939)
JPM	Balfour Beatty PLC	GBP	(77,480)	5/28/24	SONIA	(40) bps	(76,600)	880
JPM	BioMerieux NPV	EUR	(173,670)	3/15/24	ESTRON	(40) bps	(174,738)	(1,068)
JPM	BlackRock Smaller Cos Trust PLC	GBP	2,703,272	12/18/23	SONIA	40 bps	2,752,798	49,526
JPM	Bloomsbury Publishing PLC	GBP	(34)	3/15/24	SONIA	(40) bps	(34)	–
JPM	Brown Advisory US Smaller Companies PLC	GBP	173,483	5/28/24	SONIA	40 bps	173,849	366
JPM	Bytes Technology Group PLC	GBP	(59,173)	5/28/24	SONIA	(40) bps	(59,603)	(430)
JPM	Chemring Group PLC	GBP	(189,752)	4/30/24	SONIA	(40) bps	(189,752)	–
JPM	Clarkson PLC	GBP	(24,759)	5/28/24	SONIA	(40) bps	(25,129)	(370)
JPM	Computacenter PLC	GBP	(41,191)	5/24/24	SONIA	(40) bps	(41,263)	(72)
JPM	CVS Group PLC	GBP	(61,007)	5/28/24	SONIA	(40) bps	(61,413)	(406)
JPM	Dassault Systemes SE	EUR	(179,130)	3/15/24	ESTRON	(40) bps	(188,296)	(9,166)
JPM	Diploma PLC	GBP	(291,975)	3/15/24	SONIA	(40) bps	(294,829)	(2,854)
JPM	DiscoverIE Group PLC	GBP	(4,987)	3/15/24	SONIA	(40) bps	(5,108)	(121)
JPM	Dunelm Group PLC	GBP	(283,198)	3/15/24	SONIA	(40) bps	(276,915)	6,283
JPM	Edenred	EUR	(178,158)	3/15/24	SONIA	(40) bps	(180,424)	(2,266)
JPM	Edinburgh Worldwide Investment Trust PLC	GBP	5,510,453	10/2/23	SONIA	40 bps	5,489,649	(20,804)
JPM	Elis SA	EUR	(69,226)	5/28/24	ESTRON	(40) bps	(71,245)	(2,019)
JPM	Ergomed PLC	GBP	(34,611)	5/28/24	SONIA	(40) bps	(35,541)	(930)

Semi-Annual Report | April 30, 2023	45

Saba Capital Income & Opportunities Fund	Consolidated Schedule of Investments

April 30, 2023 (Unaudited)

TOTAL RETURN SWAP CONTRACTS(a) (continued)

Counterparty	Reference Obligations	Currency	Notional Amount(b)	Termination Date	Financing Rate Index	Financing Rate Spread Paid/(Received) by Fund	Value	Unrealized Appreciation/(Depreciation)
JPM	European Opportunities Trust PLC	GBP	$4,431,036	5/7/24	SONIA	40 bps	$4,428,607	$(2,429)
JPM	European Smaller Companies Trust PLC	GBP	2,912,104	10/2/23	SONIA	40 bps	2,879,103	(33,001)
JPM	Experian PLC	GBP	(97,943)	4/29/24	SONIA	(40) bps	(100,153)	(2,210)
JPM	Fidelity Emerging Markets, Ltd.	GBP	8,487,382	4/30/24	SONIA	40 bps	8,542,521	55,139
JPM	Future PLC	GBP	(68,389)	4/30/24	SONIA	(40) bps	(70,257)	(1,868)
JPM	Games Workshop Group PLC	GBP	(114,610)	4/29/24	SONIA	(40) bps	(116,192)	(1,582)
JPM	Gamma Communications PLC	GBP	(3,429)	4/30/24	SONIA	(40) bps	(3,446)	(17)
JPM	Genus PLC	GBP	(239,577)	4/29/24	SONIA	(40) bps	(237,282)	2,295
JPM	Grafton Group PLC	GBP	(122,778)	4/30/24	SONIA	(75) bps	(125,559)	(2,781)
JPM	Grifols SA	EUR	(118,820)	5/28/24	ESTRON	(40) bps	(122,908)	(4,088)
JPM	Henderson EuroTrust PLC	GBP	577,370	4/30/24	SONIA	40 bps	580,912	3,542
JPM	Henderson Opportunities Trust PLC	GBP	220,316	6/3/24	SONIA	40 bps	219,052	(1,264)
JPM	Henderson Smaller Companies Investment Trust PLC	GBP	279,575	12/18/23	SONIA	40 bps	285,118	5,543
JPM	Herald Investment Trust PLC	GBP	1,772,949	10/2/23	SONIA	40 bps	1,783,768	10,819
JPM	Hollywood Bowl Group PLC	GBP	(242)	5/28/24	SONIA	(40) bps	(242)	–
JPM	Hunting PLC	GBP	(10,863)	5/28/24	SONIA	(40) bps	(11,052)	(189)
JPM	IMI PLC	GBP	(105,112)	5/24/24	SONIA	(40) bps	(108,164)	(3,052)
JPM	Impax Asset Management Group PLC	GBP	(6,716)	4/30/24	SONIA	(40) bps	(6,946)	(230)
JPM	Inchcape PLC	GBP	(105,581)	4/29/24	SONIA	(40) bps	(111,658)	(6,077)
JPM	Intermediate Capital Group PLC	GBP	(188,207)	4/29/24	SONIA	(40) bps	(191,667)	(3,460)
JPM	Invesco Perpetual UK Smaller Companies Investment Trust PLC	GBP	354,608	12/18/23	SONIA	40 bps	356,301	1,693
JPM	Invesco Select Trust PLC	GBP	(33,178)	6/3/24	SONIA	40 bps	(29,985)	3,193
JPM	Ipsos	EUR	(55,772)	5/28/24	ESTRON	(40) bps	(55,795)	(23)
JPM	JPMorgan European Discovery Trust PLC	GBP	8,932,582	10/2/23	SONIA	40 bps	8,821,586	(110,996)
JPM	JPMorgan Mid Cap Investment Trust PLC	GBP	665,618	10/2/23	SONIA	40 bps	673,292	7,674
JPM	JPMorgan UK Smaller Companies Investment Trust PLC	GBP	438,133	12/18/23	SONIA	40 bps	447,141	9,008
JPM	Kering SA	EUR	(231,235)	4/30/24	ESTRON	(55) bps	(234,430)	(3,195)
JPM	Keystone Positive Change Investment Trust PLC	GBP	906,947	4/30/24	SONIA	40 bps	906,947	–
JPM	Man Group PLC	GBP	(144,625)	4/29/24	SONIA	(40) bps	(146,691)	(2,066)
JPM	Mercantile Investment Trust PLC	GBP	5,675,366	10/2/23	SONIA	40 bps	5,722,481	47,115

Saba Capital Income & Opportunities Fund	Consolidated Schedule of Investments

April 30, 2023 (Unaudited)

TOTAL RETURN SWAP CONTRACTS(a) (continued)

Counterparty	Reference Obligations	Currency	Notional Amount(b)	Termination Date	Financing Rate Index	Financing Rate Spread Paid/(Received) by Fund	Value	Unrealized Appreciation/(Depreciation)
JPM	Middlefield Canadian Income PLC	GBP	$1,786	5/3/24	SONIA	40 bps	$1,835	$49
JPM	Morgan Advanced Materials PLC	GBP	(1,215)	5/28/24	SONIA	(40) bps	(1,271)	(56)
JPM	Morgan Sindall Group PLC	GBP	(11,916)	5/28/24	SONIA	(40) bps	(11,432)	484
JPM	Next Fifteen Communications Group PLC	GBP	(226)	4/29/24	SONIA	(40) bps	(233)	(7)
JPM	Ocado Group PLC	GBP	(173,429)	5/28/24	SONIA	(40) bps	(169,471)	3,958
JPM	Oxford Instruments PLC	GBP	(386,301)	4/29/24	SONIA	(40) bps	(391,263)	(4,962)
JPM	Oxford Nanopore Technologies PLC	GBP	(92,940)	5/28/24	SONIA	(40) bps	(96,206)	(3,266)
JPM	Polar Capital Technology Trust PLC	GBP	989,216	4/30/24	SONIA	40 bps	991,260	2,044
JPM	Polestar Automotive Holding UK PLC	USD	2,369,800	12/26/23	OBFR	(800) bps	2,669,510	299,710
JPM	QinetiQ Group PLC	GBP	(249,299)	4/29/24	SONIA	(40) bps	(248,096)	1,203
JPM	River & Mercantile UK Micro Cap Investment Company Ltd.	GBP	346,135	12/18/23	SONIA	40 bps	346,135	–
JPM	Samsung Electronics Co., Ltd.	USD	(72,989)	5/24/24	OBFR	(40) bps	(75,274)	(2,285)
JPM	Schiehallion Fund, Ltd.	USD	55,215	5/7/24	OBFR	40 bps	52,788	(2,427)
JPM	Schroder UK Mid Cap Fund PLC	GBP	323,627	3/15/24	SONIA	80 bps	332,874	9,247
JPM	Schroders Capital Global Innovation Trust	GBP	12,534	4/30/24	SONIA	40 bps	13,046	512
JPM	Scottish Mortgage Investment Trust PLC	GBP	5,725,859	4/30/24	SONIA	40 bps	5,867,699	141,840
JPM	Soitec	EUR	(113,055)	5/24/24	ESTRON	(40) bps	(99,444)	13,611
JPM	Spie SA	EUR	(69,670)	5/28/24	ESTRON	(40) bps	(72,171)	(2,501)
JPM	Telecom Plus PLC	GBP	(60,026)	4/29/24	SONIA	(40) bps	(55,880)	4,146
JPM	Verallia SA	EUR	(67,217)	5/28/24	ESTRON	(40) bps	(66,782)	435
JPM	Vesuvius PLC	GBP	(21,721)	4/30/24	SONIA	(40) bps	(22,591)	(870)
JPM	Watches of Switzerland Group PLC	GBP	(180,223)	4/29/24	SONIA	(40) bps	(185,925)	(5,702)
JPM	Wise PLC	GBP	(15,625)	5/28/24	SONIA	(40) bps	(15,594)	31
							$57,860,663	$538,698

All Reference Obligations shown above for Total Return Swap Contracts are closed end funds and common stock.

(a)	The Fund receives monthly payments based on any positive monthly return of the Reference Obligation. The Fund makes payments on any negative monthly return of such Reference Obligation

(b)	Notional amounts are presented in USD equivalent.

Semi-Annual Report | April 30, 2023	47

Saba Capital Income & Opportunities Fund	Consolidated Statement of Assets and Liabilities

April 30, 2023 (Unaudited)

ASSETS:
Investments, at fair value (Cost $381,799,040)	$379,357,661
Cash	144,588,415
Foreign currency, at value (Cost $8,992,225)	9,015,005
Receivables:
Investment securities sold	792,129
Collateral posted to Clearing House for centrally cleared derivatives	15,826,312
Collateral posted to Secured Party under Tri-Party Arrangements for OTC derivatives	27,618,695
Collateral posted to Secured Party under Tri-Party Arrangements for Loan Facility	4,499,652
Collateral posted to Secured Party under Tri-Party Arrangements for securities sold short	11,948,341
Interest	1,940,465
Over the counter credit default swaps, at fair value (net upfront fees paid of $5,123,362)	6,015,023
Variation margin receivable on centrally cleared swaps	4,096
Unrealized appreciation on total return swap contracts	782,737
Unrealized appreciation on forward foreign currency contracts	108,491
Prepaid expenses	203,194
Total Assets	602,700,216

LIABILITIES:
Payable to custodian	1,646,347
Securities sold short, at fair value (Proceeds $150,155,944)	154,970,175
Unrealized depreciation on TBA MBS forward contracts	25,054
Payables:
Notes payable (Note 7)	68,000,000
Payable for investment securities purchased	4,416,045
Accrued interest payable	267,186
Payable for investment management fees	304,084
Payable for trustees fees	10,394
Variation margin payable on centrally cleared swaps	447,247
Over the counter credit default swaps, at fair value (net upfront fees received of $220,029)	147,832
Unrealized depreciation on total return swap contracts	244,039
Unrealized depreciation on forward foreign currency contracts	296,479
Other accrued expenses	1,261,981
Total Liabilities	232,036,863
Net Assets	$370,663,353

COMPOSITION OF NET ASSETS ATTRIBUTABLE TO COMMON SHARES:
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$553,011,804
Total distributable loss	$(182,348,451)
NET ASSETS	$370,663,353
Net assets value per common share outstanding (net assets divided by 42,529,493 shares of beneficial interest authorized and outstanding, no par value)	$8.72

Saba Capital Income & Opportunities Fund	Consolidated Statement of Operations

For the Six Months Ended April 30, 2023 (Unaudited)

INVESTMENT INCOME:
Interest income	$5,914,201
Dividend income (net of withholding taxes of $4,365)	3,313,032
Total Investment Income	9,227,233

EXPENSES:
Investment management fees (Note 4)	2,636,502
Interest expense	2,801,439
Dividend expense	560,254
Transfer agent fees	81,196
Custody and accounting expense	228,205
Professional fees	120,435
Shareholder reporting expense	62,940
Trustees fees	76,665
Insurance expense	43,639
Miscellaneous expenses	333,629
Total Expenses	6,944,904
Waived and reimbursed fees (Note 5)	(433,660)
Net expenses	6,511,244
Net Investment Income	2,715,989

NET REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain/(loss) on:
Investments	15,797,964
Total return swaps	(2,876,574)
Credit default swaps	3,547,285
Forward foreign currency contracts	(1,262,886)
Foreign currency transactions	(270,775)
Net realized gain:	14,935,014
Net change in unrealized appreciation/(depreciation) on:
Investments	15,115,704
Financial instruments	145,633
Securities sold short	(4,814,232)
Total return swaps	562,421
Credit default swaps	(2,658,660)
Forward foreign currency contracts	(466,280)
TBA MBS forward contracts	(25,054)
Foreign currency transactions	21,591
Net change in unrealized appreciation/(depreciation):	7,881,123
Net realized and unrealized loss	22,816,137
Net Increase in Net Assets Resulting from Operations	$25,532,126

Semi-Annual Report | April 30, 2023	49

Saba Capital Income & Opportunities Fund	Statements of Changes in Net Assets

	For the Six Months Ended April 30, 2023 (unaudited) (a)	For the Year Ended October 31, 2022 (a)
FROM OPERATIONS:
Net investment income	$2,715,989	$1,944,996
Net realized gain	14,935,014	9,130,329
Net change in unrealized appreciation/(depreciation) on Investments	7,881,123	(18,329,380)
Net Increase/(Decrease) in Net Assets Resulting from Operations	25,532,126	(7,254,055)

FROM DISTRIBUTIONS TO COMMON SHAREHOLDERS:
Total distributions (excluding return of capital)	(22,327,984)	(13,029,565)
Return of capital	—	(31,967,059)
Decrease in net assets from distributions to common shareholders	(22,327,984)	(44,996,624)
Net increase/(decrease) in net assets	3,204,142	(52,250,679)
NET ASSETS:
Beginning of year/period	367,459,211	419,709,890
End of year/period	$370,663,353	$367,459,211

(a)	Consolidated financials.

Saba Capital Income & Opportunities Fund	Consolidated Statement of Cash Flows

For the Six Months Ended April 30, 2023 (Unaudited)

INCREASE (DECREASE) IN CASH
CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$25,532,126
Adjustments to reconcile net increase in net assets from operations to net cash provided (used) by operating activities:
Purchases of investment securities	(118,307,024)
Proceeds from disposition of investment securities	301,687,615
Proceeds from disposition of financial instruments	1,413,910
Proceeds from securities sold short	150,155,944
Net payments on derivative contracts	(6,171,443)
Amortization of premium and accretion of discount on investments	(1,963,980)
Net realized (gain)/loss on investments	(15,943,598)
Net realized (gain)/loss on total return swaps	2,876,574
Net realized (gain)/loss on credit default swaps	(3,547,285)
Net realized (gain)/loss on forward foreign currency contracts	1,262,886
Net realized (gain)/loss on foreign currency transactions	270,775
Change in unrealized (appreciation)/depreciation on investments	(15,115,703)
Change in unrealized (appreciation)/depreciation on securities sold short	4,814,232
Change in unrealized (appreciation)/depreciation on financial instruments	(145,633)
Change in unrealized (appreciation)/depreciation on credit default swaps	2,658,660
Change in unrealized (appreciation)/depreciation on total return swaps	(562,421)
Change in unrealized (appreciation)/depreciation on forward foreign currency contracts	466,280
Change in unrealized (appreciation)/depreciation on master forward contracts	25,054
Change in unrealized (appreciation)/depreciation on foreign currency transactions	(21,591)
(Increase)/Decrease in assets:
Interest receivable	(983,174)
Collateral posted to Secured Party under Tri-Party Arrangements for OTC derivatives	(23,508,695)
Collateral posted to Clearing House for centrally cleared derivatives	(11,788,137)
Collateral posted to Secured Party under Tri-Party Arrangements for Loan Facility	(4,499,652)
Collateral posted to Secured Party under Tri-Party Arrangements for securities sold short	(11,948,341)
Prepaid expenses	(142,899)
Increase/(Decrease) in liabilities:
Payable to custodian	1,646,347
Unrealized depreciation on TBA MBS forward contracts	25,054
Accrued interest payable	(235,154)
Payable for investment management fees	55,772
Accrued trustees' fees	(7,836)
Other accrued expense	42,910
Net cash used in operating activities	$278,041,573

CASH FLOWS FROM FINANCING ACTIVITIES:
Repayments of long-term debt	$(147,500,000)
Proceeds from long-term debt	40,000,000
Cash distributions paid	(22,327,984)
Net cash flows provided by financing activities	$(129,827,984)

Effect of exchange rates on cash	(249,184)

Net change in cash & foreign currency	$147,964,405
Cash & foreign currency, beginning of period	$5,639,015
Cash & foreign currency, end of period	$153,603,420

Cash paid for interest on loan during the period was	$3,036,593

Semi-Annual Report | April 30, 2023	51

Saba Capital Income & Opportunities Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	For the Six Months Ended April 30, 2023(a),(b)		For the Year Ended October 31, 2022(a)	For the Period Ended October 31, 2021(c)		For the Year Ended February 28, 2021	For the Year Ended February 29, 2020	For the Year Ended February 28, 2019
PER COMMON SHARE OPERATING PERFORMANCE:(d)
Net asset value - beginning of period	$8.64		$9.86	$9.94		$10.60	$11.08	$11.38
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(e)	0.06		0.05	0.10		0.32	0.60	0.58
Net realized and unrealized gain/(loss) on investments and unfunded loan commitments(e)	0.55		(0.21)	0.16		(0.64)	(0.46)	(0.28)
Total Income/(Loss) from Investment Operations	0.61		(0.16)	0.26		(0.32)	0.14	0.30

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income(e)	(0.53)		(0.31)	(0.12)		(0.34)	(0.62)	(0.60)
From tax return of capital(e)	–		(0.75)	(0.22)		(0.02)	–	–
Total Distributions to Common Shareholders	(0.53)		(1.06)	(0.34)		(0.36)	(0.62)	(0.60)

Accretion to net asset value resulting from share repurchases and tender offer(e)(f)	–		–	–		0.02	–	–
Total Capital Share Transactions	–		–	–		0.02	–	–
Net asset value per common share - end of period	$8.72		$8.64	$9.86		$9.94	$10.60	$11.08
Market price per common share - end of period	$8.05		$7.84	$9.34		$9.26	$9.82	$9.64

Total Investment Return - Net Asset Value(g)	7.62%		(0.95%)	2.84%		(2.14%)	1.88%	3.37%
Total Investment Return - Market Price(g)	9.49%		(5.12%)	4.57%		(1.59%)	8.48%	(1.02%)

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$370,663		$367,459	$419,710		$605,535	$782,813	$818,100
Ratio of expenses including waivers to average net assets	3.52	%(h)	2.36%	1.43	%(h)	2.26%	2.85%	2.90%
Ratio of expenses excluding waivers to average net assets(i)	3.75	%(h)	2.75%	1.60	%(h)	2.68%	2.86%	2.92%
Ratio of expenses excluding dividend expense on securities sold short, interest expense and other fees related to revolving credit facility to average net assets	1.71	%(h)	1.67%	1.38	%(h)	2.13%	1.62%	1.64%
Ratio of net investment income including waivers to average net assets	1.47	%(h)	0.49%	1.62	%(h)	3.37%	5.29%	5.16%
Ratios to average net assets plus borrowings
Ratio of expenses including waivers to average net assets	2.71	%(h)	1.79%	1.37	%(h)	1.72%	2.05%	2.07%

Saba Capital Income & Opportunities Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	For the Six Months Ended April 30, 2023(a),(b)		For the Year Ended October 31, 2022(a)	For the Period Ended October 31, 2021(c)		For the Year Ended February 28, 2021	For the Year Ended February 29, 2020	For the Year Ended February 28, 2019
Ratio of expenses excluding waivers to average net assets	2.89	%(h)	2.09%	1.54	%(h)	2.04%	2.06%	2.08%
Ratio of expenses excluding dividend expense on securities sold short, interest expense and other fees related to revolving credit facility to average net assets	1.31	%(h)	1.27%	1.32	%(h)	1.30%	1.16%	1.16%
Ratio of net investment income including waivers to average net assets	1.13	%(h)	0.38%	1.56	%(h)	2.56%	3.81%	3.68%
Portfolio turnover rate	30%		99%	94%		56%	53%	60%

SUPPLEMENTAL DATA
Total shares outstanding (000s)	42,529		42,529	42,529		60,920	73,894	73,894
Asset coverage, end of period per $1,000(j)	$6,451		$3,904	$9,394		$27,794	$3,478	$3,534

Aggregate principal amount, end of period (000s)	$68,000		$175,500	$50,000		$22,600	$315,900	$322,800
Average borrowings outstanding during the period (000s)	$111,409		$124,674	$20,559		$211,066	$312,939	$332,698

(a)	Consolidated financials.

(b)	Unaudited

(c)	With the approval of the Board effective October 31, 2021, the Fund's fiscal year end was changed from February 28 to October 31.

(d)	Total shares outstanding (000s) (a) Reflects a 1 for 2 reverse stock split effective May 20, 2022, see Notes to Consolidated Financial Statements

(e)	Calculated using average common shares outstanding.

(f)	Please see Note 8 in the accompanying Notes to Financial Statements for additional information.

(g)	Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment returns does not reflect sales load or brokerage commissions, if any, and are not annualized.

(h)	Annualized.

(i)	The Investment Adviser (See Note 1 and Note 5) has entered into a written expense limitation agreement with the Fund under which it will limit the expenses of the Fund (excluding interest, taxes, investor relations services, other investment-related costs, leverage expenses, extraordinary expenses, other expenses not incurred in the ordinary course of such Fund’s business, and expenses of any counsel or other persons or services retained by such Fund’s trustees who are not interested persons) subject to possible recoupment by the Investment Adviser within three years of being incurred.

(j)	Asset coverage ratios, is presented to represent the coverage available to each $1,000 of borrowings. The Asset coverage ratio per $1,000 of debt is presented to represent the coverage available to each $1,000 of borrowings. Calculated by subtracting the Fund's total liabilities from the Fund's total assets and dividing by the principal amount of the Leverage Facility and then multiplying by $1,000.

Semi-Annual Report | April 30, 2023	53

Saba Capital Income & Opportunities Fund	Notes to Consolidated Financial Statements

April 30, 2023 (Unaudited)

NOTE 1 — ORGANIZATION

Saba Capital Income & Opportunities Fund (the “Fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, management investment company. The common shares of the Fund are listed on the New York Stock Exchange (the “NYSE”) under the symbol “BRW”. The Fund’s investment objective is to seek to provide shareholders with a high level of current income, with a secondary goal of capital appreciation. We seek to achieve this objective by investing globally in debt and equity securities of public and private companies, which includes, among other things, investing in registered closed-end funds, special purpose acquisition companies (“SPAC”), public and private debt instruments, as well as derivatives where we believe the Fund can achieve attractive risk-adjusted returns and/or as a way to reduce portfolio risk.

From time to time, in pursuit of its investment objective, the Fund may also invest up to 15% of its total assets in private funds on a discretionary basis.

Saba Capital Management, L.P. (the “Investment Adviser”), a Delaware limited partnership, serves as the investment adviser to the Fund.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

These consolidated financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”) and are stated in U.S. dollars. The Fund is considered an investment company under Accounting Standard Codification (“ASC”) 946, “Financial Services – Investment Companies”, and follows the accounting and reporting guidance therein. The preparation of the consolidated financial statements requires management to make estimates and assumptions that affect the amounts in the consolidated financial statements and accompanying notes. Actual results could differ from these estimates and the differences may be material.

The Fund is open for business every day the NYSE opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per Common Share of the Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per Common Share of the Fund is calculated by dividing the value of the Fund's assets plus all cash and other assets (including accrued expenses but excluding capital and surplus) attributable to the Common Shares by the number of Common Shares outstanding. The NAV per Common Share is made available for publication. On days when the Fund is closed for business, Fund shares will not be priced and the Fund does not transact purchase and redemption orders. To the extent the Fund’s assets are traded in other markets on days when the Fund does not price its shares, the value of the Fund’s assets will likely change and you will not be able to purchase or sell shares of the Fund.

A. Financial Instrument Valuation. Assets for which market quotations are readily available are valued at fair market value. Securities (including Common Stock, Special Purpose Acquisition Companies, Closed End Funds, Unit Trusts, and Preferred Stock) listed or traded on an exchange are valued at their last sales price or official closing price as of the close of the regular trading session on the exchange where the particular security at the last sale price as of the Market Close for such security provided by the CTA. Investments in Money Market Funds are valued at NAV, which approximates fair market value. The Private Fund investment is valued at the NAV reported by the Private Fund’s general partner or investment manager. This is commonly referred to as using NAV as the practical expedient which allows for estimation of the fair value of an investment in an investment entity based on NAV or its equivalent if the NAV of the investment entity is calculated in a manner consistent with ASC 946. Because of the inherent uncertainty of valuations of the investments in the Private Fund, their estimated values may differ significantly from the values that would have been used had a ready market for the Private Fund existed, and the differences could be material. Corporate Bonds, Sovereign Debt Obligations and Bank Loans are valued at mid-level prices provided by independent pricing services. Exchange traded derivatives such as listed options, warrants, and rights are valued at last sales price on the valuation date or, if such price is not available, the mean between the last bid and ask prices from the exchange on which they are principally traded. Non-exchange traded derivatives (such as credit default swaps) are valued by independent pricing services, which use various techniques including industry standard pricing models, to determine the fair value of those instruments. Financial instruments (including contingent forward purchase contracts) are valued by third-party valuation specialists or at cost, which approximates fair market value.

B. Fair Value Measurement. Investments held by the Fund are recorded at fair value in accordance with ASC 820, “Fair Value Measurements and Disclosures” (“ASC 820”). As defined in ASC 820, fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In accordance with Rule 2a-5 promulgated under the 1940 Act, the Board of Trustees (the “Board”) has appointed the Investment Adviser as the Fund's valuation designee. In that role, it has established a Valuation Committee (the “Committee”) that oversees the valuation of the Fund's investments pursuant to procedures adopted by the Investment Adviser (the "Valuation Policy"). Under that Rule, the Board has assigned to the Investment Adviser general responsibility for determining, in accordance with the Valuation Policy, the value of its investments. The Committee is led by the Chief Financial Officer and is comprised of the Chief Operating Officer/Chief Compliance Officer, the Fund Accounting team, the Chief Risk Officer (Fund Trustee), and the Director of Operations, all of whom are independent of the Fund’s portfolio investment decisions. Additionally, Portfolio Managers, whose roles are limited to providing insight into recent trade activity and overall market performance, are also members of the Committee. The majority of Committee members are independent of the Fund’s portfolio investment decisions. The Committee meets on a monthly basis and is responsible for compliance and consistent application of the Valuation Policy.

Saba Capital Income & Opportunities Fund	Notes to Consolidated Financial Statements

April 30, 2023 (Unaudited)

ASC 820 establishes a hierarchical disclosure framework which prioritizes and ranks the level of market price observability of inputs used in measuring investments at fair value. Market price observability is affected by a number of factors, including the type of investment and the characteristics specific to the investment. Investments with readily available active quoted prices or for which fair value can be measured from actively quoted prices generally will have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value. Investments measured and reported at fair value are classified and disclosed in one of the following categories:

Level 1 – Quoted prices available in active markets for identical financial instruments as of the reporting date. An active market for the financial instrument is a market in which transactions for the financial instrument occur with sufficient frequency and volume to provide pricing information on an ongoing basis, as well as at the reporting date. Investments classified within Level 1 primarily include money market funds, common stocks, closed end funds, special purpose acquisition companies, exchange traded derivatives (ex. warrants and rights), and certain government bonds. The Investment Adviser does not adjust the quoted price for such instruments, even in situations where the Fund holds a large position and a sale could reasonably impact the quoted price.

Level 2 – Consists of financial instruments fair valued using inputs other than quoted prices included within Level 1 that are observable for the financial instrument, either directly or indirectly. This category includes pricing inputs that are quoted prices for similar financial instruments in active markets or quoted prices for similar or identical financial instruments in markets that at times may not meet the definition of active. Derivatives are valued using observable inputs, such as quotations received from third party service providers, counterparties, dealers or brokers, whenever available and considered reliable. In instances where models are used, the value of a derivative depends upon the contractual terms of, and specific risks inherent in, the instrument as well as the availability and reliability of observable inputs. Such inputs include market prices for reference securities, yield curves, credit curves, measures of volatility, prepayment rates and correlations of such inputs. If inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Level 3 – Pricing inputs that are unobservable for the financial instrument and includes situations where there may be little, if any, market activity for the financial instrument. The inputs into the determination of fair value could require significant management judgment or estimation. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Investment Adviser. The Investment Adviser considers observable data to be market data, which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Investment Adviser’s perceived risk of that instrument.

Semi-Annual Report | April 30, 2023	55

Saba Capital Income & Opportunities Fund	Notes to Consolidated Financial Statements

April 30, 2023 (Unaudited)

The following table summarizes the valuation of the Fund’s financial instruments in accordance with the above fair value hierarchy levels as of April 30, 2023. Refer to the portfolio of investments for additional details.

Investments in Securities at fair value	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Corporate Bonds	$–	$95,654,755	$–	$95,654,755
Senior Loans	–	8,733,581	–	8,733,581
Common Stock	20,868,682	3,105,616	6,271,098	30,245,396
Convertible Corporate Bond	–	6,343,453	–	6,343,453
Closed End Funds	79,492,186	–	–	79,492,186
Special Purpose Acquisition Companies	90,375,477	–	276,192	90,651,669
Preferred Stock	–	2,040	2,141,507	2,143,547
Sovereign Debt Obligations	–	6,594,417	–	6,594,417
Participation Agreement	–	–	2,320,000	2,320,000
Private Fund	–	–	–	32,182,001 *
Unit Trust	22,893,541	–	–	22,893,541
Warrants	730,543	535,629	41,466	1,307,638
Rights	226,528	–	–	226,528
Short Term Security	568,949	–	–	568,949
Total	$215,155,906	$120,969,491	$11,050,263	$379,357,661

Securities sold short, at fair value	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stock	$(13,060,819)	$–	$–	$(13,060,819)
Exchange Traded	(90,761,559)	–	–	(90,761,559)
Sovereign Debt Obligation**	(51,147,797)	–	–	(51,147,797)
Total	$(154,970,175)	$–	$–	$(154,970,175)

Derivative contracts, at fair value	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Assets
Total Return Swaps	$–	$782,737	$–	$782,737
Over the Counter Credit Default Swaps	–	6,015,023	–	6,015,023
Centrally Cleared Credit Default Swaps	–	1,991,172	–	1,991,172
Forward Foreign Currency Contracts	–	108,491	–	108,491
Total Assets	$–	$8,897,423	$–	$8,897,423
Liabilities
Centrally Cleared Credit Default Swaps	$–	$(2,997,474)	$–	$(2,997,474)
Forward foreign currency contracts	–	(296,479)	–	(296,479)
Total Return Swaps	–	(244,039)	–	(244,039)
TBA MBS forward contracts	–	(25,054)	–	(25,054)
Over the Counter Credit Default Swaps	–	(147,832)	–	(147,832)
Total Liabilities	$–	$(3,710,878)	$–	$(3,710,878)

*	In accordance with ASC 820-10, investments that are measured at fair value using the NAV per share (or its equivalent) practical expedient have not been classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Consolidated Schedule of Investments and Consolidated Statement of Assets and Liabilities.

**	Investments classified in Level 1 include sovereign debt obligations issued by G10 countries. All other sovereign debt obligations are classified as Level 2.

Saba Capital Income & Opportunities Fund	Notes to Consolidated Financial Statements

April 30, 2023 (Unaudited)

The following is a reconciliation of the fair value of investments for which the Fund has used Level 3 unobservable inputs in determining fair value as of April 30, 2023:

	Preferred Stock	Participation Agreement	Warrants	Contingent Forward Purchase Agreements	Common Stock	Special Purpose Acquisition Companies	Total
Balance as of October 31, 2022	$2,099,232	$–	$130,286	$1,268,277	$706,222	$286,710	$4,490,727
Accrued discount/ premium	–	–	–	–	–	–	–
Realized Gain/(Loss)	–	–	–	–	(11,818)	–	(11,818)
Change in Unrealized Appreciation/(Depreciation)	42,275	–	(88,820)	145,633	(236,658)	(10,518)	(148,088)
Purchases	–	2,320,000	–	–	6,000,000	–	8,320,000
Sales Proceeds	–	–	–	(1,413,910)	(186,648)	–	(1,600,558)
Transfer into Level 3	–	–	–	–	–	–	–
Transfer out of Level 3	–	–	–	–	–	–	–
Balance as of April 30, 2023	$2,141,507	$2,320,000	$41,466	$–	$6,271,098	$276,192	$11,050,263
Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at April 30, 2023	$42,275	$–	$(88,820)	$145,633	$(236,658)	$(10,518)	$(148,088)

The Participation Agreement totaling $2,320,000 and Common Stock totaling $1,000,000 were valued at cost. All other Level 3 investments were valued at April 30, 2023 using unadjusted prices provided by third-party valuation specialists.

C. Security Transactions and Revenue Recognition. Investment transactions are recorded on a trade-date basis. Dividend income and expense are recorded on the ex-dividend date. Interest income and expense are recorded on the accrual basis and include the amortization/accretion of premiums and discounts on fixed income securities using the effective interest method. Dividend and interest income are recorded net of applicable withholding taxes. Realized gains and losses from security transactions are computed on the basis of the identified cost of the securities sold or covered. Unrealized gains and losses are recognized in net change in unrealized appreciation (depreciation) on securities and foreign currency translation on the Consolidated Statement of Operations. Expenses are recorded on the accrual basis as incurred.

D. Foreign Currency Translation. Assets and liabilities, including investments, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the closing rates of exchange on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.
(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Purchases and sales of investments and income and expense items denominated in foreign currencies are translated into U.S. dollars at the rates of exchange prevailing on the dates of such transactions. Net realized currency translation gains or losses include the effects of currency movements between trade and settlement dates on investment transactions and the difference between amounts actually received or paid upon settlement. The Fund does not isolate that portion of the results of operations arising from the changes in foreign exchange rates from changes in market prices of investments held. Such fluctuations are included in either net realized gains (losses) on securities and derivative transactions or net change in unrealized appreciation (depreciation) on securities and derivative transactions in the Consolidated Statement of Operations. Foreign currency translation gains and losses on assets and liabilities (excluding investments) are included in either net realized gains (losses) on securities transactions or net change in unrealized appreciation (depreciation) on securities transactions.

E. Derivatives. In seeking to limit the credit risk associated with transactions in the OTC market, the Fund conducts business only with recognized financial institutions, the financial condition of which is monitored by the Investment Manager.

In compliance with the 1940 Act, the Fund has entered into third party custodial arrangements with all OTC counterparties whereby initial and variation margin is held in segregated accounts at the U.S. custodial banks. Such amounts may only be accessed by the counterparties after certain Fund defaults (including bankruptcy) or following any applicable remedies under the Fund’s International Swaps and Derivative Association (“ISDA”) Master Agreements.

Semi-Annual Report | April 30, 2023	57

Saba Capital Income & Opportunities Fund	Notes to Consolidated Financial Statements

April 30, 2023 (Unaudited)

With cleared swaps, the central counterparty clearinghouses (“CCPs” or “clearinghouses”), as counterparty to such instruments, guarantees against a possible default. The clearinghouses stand between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouses. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

In addition, the Fund's OTC derivative contracts subject to ISDA Master Agreements which contain provisions that may require the Fund to comply with certain covenants (including minimum NAV and performance based thresholds) and other provisions (occurrence of a credit event) that may call for early termination and settlement of the derivative at its then fair value. At April 30, 2023, there are no derivative instruments subject to those covenants and provisions that are in a net liability position. During the period ended April 30, 2023, the Fund did not trigger covenants related to minimum NAV and performance based thresholds.

Forward Foreign Currency Contracts: The Fund has entered into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a currency forward foreign contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Consolidated Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Consolidated Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Consolidated Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Open forward foreign currency contracts are presented within the respective Consolidated Schedule of Investments.

For the period ended April 30, 2023, the Fund had an average quarterly contract amount on forward foreign currency contracts to buy and sell of $25,383,333 and $2,500,000 respectively.

Credit Default Swaps: The Fund expects to enter into various swap agreements including, but not limited to credit default swaps (“CDS”), as a part of its investment strategy. Generally, a swap contract is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based on or calculated by reference to changes in specified prices or rates for a specified notional amount of the underlying assets. The payment flows are usually netted against each other, with the difference paid by one party to the other.

The fair value of open swaps reported in the Consolidated Statement of Assets and Liabilities may differ from that which would be realized if the Fund terminated its position in the contract. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the aggregate fair value of swap contracts in an unrealized gain position and collateral posted with the counterparty. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the counterparty posting collateral to the Fund to cover the Fund’s exposure to the counterparty. The Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in the fair value of the underlying investments.

Swap agreements may also be centrally cleared through a clearing house (“cleared swaps”), where immediately following execution of the swap contract, the swap contract is novated to the CCP and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through the broker. Upon entering into a cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Pursuant to the contract, the Fund agrees to receive from or pay to the broker. Cleared swaps mitigate the Fund’s exposure to counterparty risk since the CCP, as the counterparty to all cleared swaps, guarantees the swap contracts against default.

CDS contracts involve an arrangement between the Fund and a counterparty which allows the Fund to protect against losses (when the Fund purchases a CDS) incurred as a result of default by a specified reference entity. Generally, the Fund pays or receives a premium upfront and continues to pay periodic interest payments while the counterparty agrees to make a payment to compensate the Fund for losses upon the occurrence of a specified credit event. Alternatively, when the Fund sells a CDS, it receives premium payments in exchange for assuming the credit risk of the specified reference entity. Generally, the counterparty pays or receives a premium upfront and continues to pay periodic interest payments while the Fund agrees to make a payment to compensate the counterparty for losses upon the occurrence of a specified credit event. Although contract-specific, credit events generally include bankruptcy, failure to pay, and restructuring. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss in the Consolidated Statement of Operations. When the contract is terminated prior to the occurrence of a credit event, the Fund records a realized gain or loss equal to the difference between the close-out price of the CDS contract and the original contract price. Upfront fees are recorded as components of the costs or proceeds to the CDS contract and amortized over the life of the contract on a straight line basis. During the period ended April 30, 2023, the Fund had been both a purchaser and a seller of CDS contracts. For the period ended April 30, 2023, the average quarter-end USD equivalent notional amount of credit default swaps - protection purchased and protection sold was $110,963,375 and $230,563,422, respectively.

Saba Capital Income & Opportunities Fund	Notes to Consolidated Financial Statements

April 30, 2023 (Unaudited)

Total Return Swaps: Total return swap contracts involve the exchange by the Fund and a counterparty of their respective commitments to pay or receive a net amount based on the change in the fair value of a particular security or index, specified interest rates for fixed rate payments, and the notional amount of the swap contract. For the period ended April 30, 2023, the average quarterly USD equivalent notional amount of total return swaps where the Fund was either long or short the underlying asset was $37,466,293 and $2,621,850, respectively.

Offsetting Assets and Liabilities and Counterparty Risk: In connection with its derivative activities, the Fund generally enters into master netting agreements and collateral agreements with its counterparties. These agreements provide the Fund with the right, in the event of a default by the counterparty (such as bankruptcy or a failure to pay or perform), to net a counterparty’s rights and obligations under the agreement and to liquidate and setoff collateral against any net amount owed by the counterparty. The Fund’s policy is generally to receive cash posted as collateral (with rights of re-hypothecation), irrespective of the enforceability determination regarding the master netting and collateral agreement.

The following tables present information about the offsetting of OTC derivatives and related collateral amounts.

Offsetting of Financial Assets and Derivative Assets as of April 30, 2023

Counterparty	Gross Amounts of Recognized Assets	Offsetting Liability(a)	Collateral Received(b)	Net Amount
Goldman Sachs International	$3,220,564	$–	$(1,590,000)	$1,630,564
Morgan Stanley Capital Services	1,796,560	(1,026)	(1,192,850)	602,684
JPMorgan Chase Bank, N.A.	1,292,417	(540,518)	(751,899)	–
Barclays Bank PLC	596,710	(146,806)	(280,408)	169,496
	$6,906,251	$(688,350)	$(3,815,157)	$2,402,744

Offsetting of Financial Liabilities and Derivative Liabilities as of April 30, 2023

Counterparty	Gross Amounts of Recognized Liabilities	Offsetting Asset(a)	Collateral Pledged(b)	Net Amount
Morgan Stanley & Company	$(25,054)	$–	$25,054	$–
Morgan Stanley Capital Services	(1,026)	1,026	–	–
JPMorgan Chase Bank, N.A.	(540,518)	540,518	–	–
Barclays Bank PLC	(146,806)	146,806		–
	$(713,404)	$688,350	$25,054	$–

(a)	Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Consolidated Statement of Assets and Liabilities.
(b)	Collateral pledged/received is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged/received may exceed these amounts and may fluctuate in value.

Semi-Annual Report | April 30, 2023	59

Saba Capital Income & Opportunities Fund	Notes to Consolidated Financial Statements

April 30, 2023 (Unaudited)

The following table, grouped by risk exposure, provides information about the fair value and location of derivatives within the Consolidated Statement of Assets and Liabilities as of April 30, 2023.

Risk Exposure	Statement of Assets and Liabilities Location	Asset Derivatives Gross Unrealized Appreciation	Liability Derivatives Gross Unrealized Depreciation
Credit Risk (Credit Default Swaps)	Credit default swaps, at fair value	$6,015,023	$147,832
	Variation margin receivable/payable on centrally cleared swaps	4,096	447,247
Equity/Market Risk (Total Return Swaps)	Unrealized appreciation/depreciation on total return swap contracts	782,737	244,039
Interest Rate Risk (TBA MBS Forward Contracts)	Unrealized appreciation/depreciation on TBA MBS forward contracts	-	25,054
Foreign Exchange Risk (Foreign Currency Contracts)	Unrealized appreciation/depreciation on foreign currency contracts	108,491	296,479
Total		$6,910,347	$1,160,651

Risk Exposure	Statement of Operations Location	Net Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)
Credit Risk (Credit Default Swap Contracts)	Net realized gain/(loss) on credit default swap contracts/Net change in unrealized appreciation/(depreciation) on credit default swap contracts	$3,547,285	$(2,658,660)
Equity/Market (Total Return Swaps)	Net realized gain/(loss) on total return contracts/Net change in unrealized appreciation/(deprecation) on total return swaps	(2,876,574)	562,421
Interest Rate Risk (TBA MBS forward contracts)	Net realized gain/(loss) on TBA MBS Forward Contracts/Net change in unrealized appreciation/(deprecation) on TBA MBS Forward Contracts	-	(25,054)
Foreign Exchange Risk (Foreign Currency Contracts)	Net realized gain/(loss) on forward currency contracts/Net change in unrealized appreciation/(deprecation) on forward foreign currency contracts	(1,262,886)	(466,280)
Total		$(592,175)	$(2,587,573)

F. Financial Instruments. Financial instruments, at fair value include contingent forward purchase contracts. Such financial instruments represent future commitments to purchase certain securities to be issued, generally by SPACs or their target companies, at specified terms subject to certain contingencies. These contingencies allow the Fund and/or counterparties not to settle such contracts if those contingencies do not occur. Contingent forward purchase contracts may be illiquid and are reflected on the Consolidated Statement of Assets and Liabilities at fair value. The net change in unrealized gains and losses on contingent forward purchase contracts is reflected in net change in unrealized gain/(loss) on financial instruments on the Consolidated Statement of Operations.

Saba Capital Income & Opportunities Fund	Notes to Consolidated Financial Statements

April 30, 2023 (Unaudited)

G. Federal Income Taxes. It is the policy of the Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax periods in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized.

The Fund may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

H. Distributions to Common Shareholders. The Fund will make monthly distributions to shareholders at an initial annual minimum fixed rate of 12.00% (8.00% for distributions declared prior to January 2022), based on the average monthly net asset value of the Fund’s common shares. The Fund will calculate the average net asset value from the previous month based on the number of Business Days in that month on which the net asset value is calculated. The distribution will be calculated as 12.00% of the previous month’s average net asset value, divided by twelve. The Fund will generally distribute amounts necessary to satisfy the Fund’s plan and the requirements prescribed by excise tax rules and Subchapter M of the Internal Revenue Code. The plan is intended to provide shareholders with a constant, but not guaranteed, fixed minimum rate of distribution each month and is intended to narrow the discount between the market price and the net asset value of the Fund’s common shares, but there is no assurance that the plan will be successful in doing so.

Under the managed distribution plan, to the extent that sufficient investment income is not available on a monthly basis, the Fund will distribute capital gains and/or return of capital in order to maintain its managed distribution rate. No conclusions should be drawn about the Fund’s investment performance from the amount of the Fund’s distributions or from the terms of the Fund’s managed distribution plan. The Board may amend the terms of the plan or terminate the plan at any time. The amendment or termination of the plan could have an adverse effect on the market price of the Fund’s common shares. The plan will be subject to the periodic review by the Board, including a yearly review of the annual minimum fixed rate to determine if an adjustment should be made.

I. Dividend Reinvestments. The Fund maintains a Shareholder Reinvestment Program (the “Program”) that allows participating shareholders to reinvest all dividends ("Dividends") in additional Common Shares of the Fund. Pursuant to the Program, ALPS Fund Services, Inc. (“ALPS”), the Program administrator, purchases, from time to time, Common Shares on the open market to satisfy Dividend reinvestments. Such Common Shares are purchased on the open market only when the closing sale or bid price plus commission is less than the NAV per share of the Fund's Common Shares on the valuation date. If the market price plus commissions is equal to or exceeds NAV, new Common Shares are issued by the Fund at the greater of (i) NAV or (ii) the market price of the Common Shares during the pricing period, minus a discount of 5%. Common Shares issued by the Fund under the Program will be issued without a fee or a commission.

Shareholders may elect to participate in the Program by submitting a completed participation form to ALPS, the Program administrator. The Program administrator will credit to each participant's account funds it receives from Dividends paid on Common Shares of the Fund registered in the participant's name. Shareholders may elect to close their account at any time by giving the Transfer Agent written notice. When a participant closes their account, the participant, upon request, will receive a certificate for full Common Shares in the account. Fractional Common Shares will be held and aggregated with other fractional Common Shares being liquidated by the Transfer Agent as agent of the Program and paid for by check when actually sold.

Participants will pay a pro rata share of brokerage commissions with respect to the Program administrator's open market purchases in connection with the reinvestment of Dividends.

The automatic reinvestment of Dividends does not affect the tax characterization of the Dividends (i.e., capital gain distributions and income distributions are realized and subject to tax even though cash is not received). A shareholder whose Dividends are reinvested in Common Shares under the Program will be treated as having received a Dividend equal to either (i) if Common Shares are issued under the Program directly by the Trust, generally the fair market value of the Common Shares issued to the shareholder or (ii) if reinvestment is made through open market purchases, the amount of cash allocated to the shareholder for the purchase of Common Shares on its behalf in the open market.

Additional information about the Program may be obtained by contacting the Program administrator at 844-460-9411 or BRWSabaCapital@dstsystems.com.

J. Share Offerings. The Fund issues shares under various shelf registration statements, whereby the net proceeds received by the Fund from share sales may not be less than the greater of (i) the NAV per share or (ii) 94% of the average daily market price over the relevant pricing period.

K. Indemnifications. In the normal course of business, the Fund may enter into contracts that provide certain indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

Semi-Annual Report | April 30, 2023	61

Saba Capital Income & Opportunities Fund	Notes to Consolidated Financial Statements

April 30, 2023 (Unaudited)

L. Basis of Consolidation. The Fund invests in certain investments through its investment in BRW SPV I. The BRW SPV I is a Cayman Islands Exempted Company with Limited Liability and is a wholly-owned subsidiary of the Fund. The accompanying consolidated financial statements include all assets, liabilities, and results of operations of the Fund and its wholly owned subsidiary. All material intercompany accounts and transactions have been eliminated upon consolidation. For tax purposes, the Fund is required to increase its net taxable income by its share of the BRW SPV I’s income. Net taxable losses incurred by the BRW SPV I cannot offset income earned by the Fund and cannot be carried back or forward by the BRW SPV I to offset income from prior or future years.

NOTE 3 — INVESTMENTS

For the period ended April 30, 2023, the cost of purchases and the proceeds from principal repayment and sales of investments, excluding short-term notes, totaled $133,629,415 and $295,859,162, respectively. The fair value of these assets is established as set forth in Note 2.

At April 30, 2023, the Fund held senior loans valued at $8,733,581 representing 2.36% of its total net assets. The senior loans acquired by the Fund typically take the form of a direct lending relationship with the borrower, and are typically acquired through an assignment of another lender’s interest in a loan. The lead lender in a typical corporate loan syndicate administers the loan and monitors the collateral securing the loan. In the event that the lead lender becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership or, if not FDIC insured, enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

At April 30, 2023, the Fund held corporate bonds and sovereign debt obligations valued at $95,654,755 and $6,594,417, respectively, which represent 25.81% and 1.78% of its total net assets. Changes in short-term market interest rates will directly affect the yield on variable rate notes. If short-term market interest rates fall, the yield on variable rate notes will also fall. To the extent that the interest rate spreads on loans in the Fund's portfolio experience a general decline, the yield on the Common Shares will fall and the value of the Fund’s assets may decrease, which will cause the Fund’s NAV to decrease. Conversely, when short-term market interest rates rise, because of the lag between changes in such short-term rates and the resetting of the floating rates on assets in the Fund’s portfolio, the impact of rising rates will be delayed to the extent of such lag. In the case of inverse securities, the interest rate paid by such securities generally will decrease when the market rate of interest to which the inverse security is indexed increases. With respect to investments in fixed rate instruments, a rise in market interest rates generally causes values of such instruments to fall. The values of fixed rate instruments with longer maturities or duration are more sensitive to changes in market interest rates.

Certain common and preferred stock, and stock purchase warrants held in the portfolio were acquired in conjunction with loans held by the Fund. Certain stocks and warrants are restricted and may not be publicly sold without registration under the 1933 Act, or without an exemption under the 1933 Act. In some cases, these restrictions expire after a designated period of time after issuance of the shares or warrants.

At April 30, 2023, the Fund held SPACs valued at $90,651,669 representing 24.46% of its total net assets. A SPAC is a publicly traded company formed for the purpose of raising capital through an initial public offering to fund the acquisition, through a merger, capital stock exchange, asset acquisition or other similar business combination, of one or more operating businesses that are typically not publicly-listed. Following the acquisition of a target company, a SPAC's management team may exercise control over the management of the combined company in an effort to increase its value. Often now, though, management of the target company will continue to manage the now publicly-traded business subsequent to completion of its business combination with the SPAC. Capital raised through the initial public offering of securities of a SPAC is typically placed into a trust account until acquired business combination is completed or a predetermined period of time (typically 24 months) elapses. Shareholders in a SPAC would receive a return on their investment in the event that a target company is acquired and the combined publicly-traded company's shares trade above the SPAC's initial public offering ("IPO") price, or alternatively, the market price at which an investor acquired a SPAC's shares subsequent to its IPO. In the event that a SPAC is unable to locate and acquire a target business by the timeframe established at the time of its IPO, the SPAC would be forced to liquidate its assets, which may result in losses due to the expenses and liabilities of the SPAC, to the extent third-parties are permitted to bring claims against IPO proceeds held in the SPAC's trust account.

At April 30, 2023, the Fund held Closed End Mutual Funds (Globally) valued at $79,492,186 representing 21.45% of its total net assets. A closed-end fund (“CEF”) or closed-ended fund is a collective investment issuing a fixed number of shares which are not redeemable from the fund. Shares can be purchased and sold in the market and are subject to market fluctuations.

At April 30, 2023, the Fund held an investment in an unaffiliated private fund, Stone Ridge Opportunities Fund Feeder LP (“Stone Ridge Feeder Fund”), valued at $32,182,000, representing 8.68% of its net assets. The Stone Ridge Feeder Fund is a Cayman Islands exempted limited partnership which invests substantially all of its investable assets in Stone Ridge Reinsurance Opportunities Fund LP (“Stone Ridge Master Fund”). Stone Ridge Master Fund’s investment objective is to achieve long-term capital appreciation by investing primarily in shares or notes issued in connection with quota shares and, to a lesser extent, other reinsurance related securities, including shares or notes issued in connection with excess-of-loss, stop-loss or other non-proportional reinsurance shares or notes issued in connection with industry loss warranties, event-linked or catastrophe bond, event-linked swaps and/or derivatives linked to any of the foregoing (collectively, “reinsurance-related securities”). At April 30, 2023, the Fund does not have any outstanding capital commitments to the Stone Ridge Feeder Fund. The Fund may only make withdrawals from the Stone Ridge Feeder Fund on an annual basis at December 31, subject to notice by October 15 of the year immediately prior to the year in which the withdrawal request date occurs.

Saba Capital Income & Opportunities Fund	Notes to Consolidated Financial Statements

April 30, 2023 (Unaudited)

At April 30, 2023, the Fund held warrants valued at $1,307,638 representing 0.35% of its net assets. The Fund may purchase warrants issued by domestic and foreign companies to purchase newly created equity securities consisting of common and preferred stock. Warrants are securities that give the holder the right, but not the obligation, to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a certain date or during a set period. The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant. Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security and, thus, can be a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. The leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment. This leveraging increases an investor’s risk, as a complete loss of the amount invested in the warrant may result in the event of a decline in the value of the underlying security. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant, a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security.

NOTE 4 — INVESTMENT MANAGEMENT FEES

The Fund has entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Fund. The Investment Adviser oversees all investment advisory and portfolio management services for the Fund and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a fee, computed daily and payable monthly, at an annual rate of 1.05% of the Fund’s managed assets. For purposes of the Management Agreement, managed assets (“Managed Assets”) are defined as the Fund’s average daily gross asset value, minus the sum of the Fund’s accrued and unpaid dividends on any outstanding Preferred Shares and accrued liabilities (other than liabilities for the principal amount of any borrowings incurred, commercial paper or notes issued by the Fund and the liquidation preference of any outstanding Preferred Shares).

NOTE 5 — EXPENSE LIMITATION AGREEMENT

The Investment Adviser has agreed to limit expenses, excluding interest, taxes, investor relations services, other investment-related costs, leverage expenses, extraordinary expenses, other expenses not incurred in the ordinary course of such Fund’s business, and expenses of any counsel or other persons or services retained by such Fund’s trustees who are not interested persons, to 1.05% of Managed Assets plus 0.15% of average daily net assets.

The Investment Adviser may at a later date recoup from the Fund for fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Consolidated Statement of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Consolidated Statement of Assets and Liabilities.

As of April 30, 2023, the amount of waived and/or reimbursed fees that are subject to recoupment by the Investment Adviser and the related expiration dates are as follows:

April 30, 2023	April 30, 2024	April 30, 2025	April 30, 2026	Total
$–	$–	$882,589	$1,560,283	$2,442,872

The expense limitation agreement is contractual through July 1, 2023 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.

NOTE 6 — TRANSACTIONS WITH AFFILIATES AND OTHER PARTIES

At April 30, 2023, entities advised by Saba Capital Management owned approximately 8.19% of the Fund.

Semi-Annual Report | April 30, 2023	63

Saba Capital Income & Opportunities Fund	Notes to Consolidated Financial Statements

April 30, 2023 (Unaudited)

NOTE 7 — GUARANTEES AND COMMITMENTS

Effective July 20, 2021, the Fund has entered into a revolving credit agreement, collateralized by assets of the Fund, to borrow up to $200,000,000 maturing July 19, 2023. Borrowing rates under this agreement are based on a fixed spread over OBFR, and a commitment fee is charged on the unused portion. The amount of borrowings outstanding at April 30, 2023, was $68,000,000. The weighted average interest rate on outstanding borrowings at April 30, 2023 was 5.60%, excluding fees related to the unused portion of the facilities, and other fees. The amount of borrowings represented 11.16% of total assets at April 30, 2023. Average borrowings for the period ended April 30, 2023 were $111,408,537 and the average annualized interest rate was 5.00% excluding other fees related to the unused portion of the facility, and other fees.

In the normal course of trading activities, the Fund trades and holds certain derivatives which constitute guarantees under ASC 460-10, “Guarantees”. Such contracts include credit default swaps (index and single name) where the Fund is a provider of credit protection on an underlying instrument The maximum payouts for such credit default swaps (index and single name) is limited to the notional amounts of each contract and would be offset by recovery amounts on the underlying reference obligations or if the Fund holds offsetting contracts for the same underlying reference obligations.

NOTE 8 — CAPITAL SHARES

As of April 30, 2023, there were 42,529,493 shares issued and outstanding. Transactions in capital shares and dollars were as follows:

Year or	Shares repurchased	Shares repurchased in tender offer	Net increase (decrease) in shares outstanding	Shares repurchased	Shares repurchased in tender offer	Net increase (decrease)
period ended	#	#	#	($)	($)	($)
4/30/2023	–	–	–	–	–	–
10/31/2022	–	–	–	–	–	–
10/31/2021	(164,609)	(18,226,686)	(18,391,295)	(1,536,542)	(176,835,308)	(178,371,850)

Effective May 20, 2022, the Fund completed a reverse stock split (the "Reverse Split") of the Fund's common shares at a ratio of 1-for-2. The Reverse Split reduced the number of the Fund's authorized common shares from 85,058,986 shares to 42,529,493 shares.

NOTE 9 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of foreign currency transactions, capital loss carryforwards, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax character of the distributions paid during the years ended October 31, 2022 and October 31, 2021 were as follows:

	October 31, 2022	October 31, 2021
Distributions Paid From:
Ordinary Income	$13,029,565	$6,547,360
Net Long-Term Capital Gain	–	–
Return of Capital	31,967,059	10,199,218
Total Distributions Paid	$44,996,624	$16,746,578

Saba Capital Income & Opportunities Fund	Notes to Consolidated Financial Statements

April 30, 2023 (Unaudited)

As of the year ended October 31, 2022, the components of distributable earnings (loss) on a tax basis were as follows:

Saba Capital Income & Opportunities Fund
Undistributed ordinary income	$–
Accumulated capital and other losses	(162,974,473)
Unrealized Appreciation (Depreciation)	(22,206,281)
Distributable Earnings (Loss)	(371,839)
Total	$(185,552,593)

At April 30, 2023, gross unrealized appreciation and depreciation of investments owned by the Fund, based on cost of investments for federal income tax purposes were as follows:

Saba Capital Income & Opportunities Fund
Cost of investments for income tax purposes	$382,007,702
Gross appreciation (excess of value over tax cost)	$25,522,951
Gross depreciation (excess of tax cost over value)	(28,172,992)
Net appreciation of foreign currency and derivatives	10,343,784
Net unrealized depreciation	$7,693,743

The differences between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

As of the year ended October 31, 2022, the Fund had non-expiring accumulated capital loss carryforwards as follows:

To the extent that a fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

Fund	Short Term	Long Term	Total
Saba Capital Income & Opportunities Fund	$18,689,049	$144,285,424	162,974,473

Fund	Increase/(Decrease) Paid-in capital	Increase/(Decrease) Total Distributable Earnings
Saba Capital Income & Opportunities Fund	$23,683	$(23,683)

Capital loss carryovers used during the year ended October 31, 2022, were $1,822,120.

The Fund’s major tax jurisdictions are U.S. federal and New York State.

As of April 30, 2023, no provision for income tax is required in the Fund’s consolidated financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. Generally, the preceding four tax years remain subject to examination by these jurisdictions.

NOTE 10 — OTHER ACCOUNTING PRONOUNCEMENTS

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. FASB has deferred the sunset date to December 31, 2024. Management is currently evaluating the impact, if any, of the ASU 2020-04's adoption to the Fund’s consolidated financial statements.

Semi-Annual Report | April 30, 2023	65

Saba Capital Income & Opportunities Fund	Notes to Consolidated Financial Statements

April 30, 2023 (Unaudited)

NOTE 11 — SUBSEQUENT EVENTS

Subsequent to April 30, 2023 and through the date of issuance of the Fund’s consolidated financial statements, the Fund paid the following dividends:

Per Share Amount	Declaration Date	Record Date	Payable Date
$0.088	04/28/2023	05/09/2023	05/31/2023
$0.086	05/31/2023	06/09/2023	06/30/2023

Beginning with the distributions for which the declaration date is June 30, 2023, the Fund will (a) for the distributions for which the declaration dates fall within the months of December, January, February, March, April, and May (each, a “First Half Distribution”), calculate the average net asset value of the month equal to (i) in the case of the First Half Distribution for which the declaration date falls within December, such month of December (the “Current December NAV Month”) and (ii) in the case of the First Half Distributions for which the declaration dates fall within January, February, March, April, and May, the month of December from the previous calendar year (the “Previous December NAV Month” and together with the Current December NAV Month, the “First Half NAV Month”), and each First Half Distribution shall be calculated based on the average net asset value of the First Half NAV Month, and (b) for the distributions for which the declaration dates fall within the months of June, July, August, September, October, and November (each, a “Second Half Distribution”), calculate the average net asset value of the month of June from the current calendar year (the “Second Half NAV Month” and together with the First Half NAV Month, each a “NAV Month”), and each Second Half Distribution shall be calculated based on the average net asset value of the Second Half NAV Month. Such average net asset value calculations for a NAV Month will be based on the number of business days in such applicable NAV Month. The distribution will be calculated as 12.00% of the applicable NAV Month's average net asset value, divided by twelve. The Fund will generally distribute amounts necessary to satisfy the Fund's plan and the requirements prescribed by excise tax rules and Subchapter M of the Internal Revenue Code. The plan is intended to provide shareholders with a constant, but not guaranteed, fixed minimum rate of distribution each month and is intended to narrow the discount between the market price and the net asset value of the Fund's common shares, but there is no assurance that the plan will be successful in doing so.

Saba Capital Income & Opportunities Fund	Additional Information

April 30, 2023 (Unaudited)

PROXY VOTING INFORMATION

The Board has delegated the responsibility to vote proxies for securities held in the Fund’s portfolio to the Investment Manager. Proxies for the portfolio securities are voted in accordance with the Investment Manager’s proxy voting policies and procedures. To the extent the Fund invests in investment companies, it will generally either seek instruction from the Fund’s shareholders and vote in accordance with such instructions or vote the shares held by the Fund in the same proportion as the vote of all other holders of the securities of the investment company. Information regarding how the Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.sabacef.com and (2) on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The Fund’s Forms NPORT-P are available on the SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings is available at www.sabacef.com.

Semi-Annual Report | April 30, 2023	67

Saba Capital Income & Opportunities Fund	Consideration and Approval of the Investment Management Agreement

April 30, 2023 (Unaudited)

At a meeting held on March 24, 2023, the Board of Trustees (the “Board” or the “Trustees”) of Saba Capital Income & Opportunities Fund (the “Fund”), including all of the Non-interested Trustees, considered and unanimously approved the renewal of the Investment Management Agreement (the “Management Agreement”) between Saba Capital Management, LP (“Saba”) and the Fund. In determining to approve the renewal of the Management Agreement the Board discussed and considered materials which had been distributed to them in advance of the meeting and prepared by Saba, including responses to a questionnaire provided by the Fund’s independent counsel with respect to certain matters that counsel believed relevant to the approval of the renewal of the Management Agreement under Section 15 of the Investment Company Act of 1940. In addition, the Board met with representatives from Saba and had the opportunity to ask them questions.

In its deliberations, the Board did not identify any single factor as being determinative. Rather, the Board’s approval was based on each Trustee’s business judgment after consideration of the information as a whole. Individual Trustees may have weighed certain factors differently and assigned varying degrees of materiality to information considered by the Board.

The principal factors and conclusions that formed the basis for the Trustees’ determinations to approve the renewal of the Management Agreement are discussed below

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of services provided to the Fund under the Management Agreement. The Board discussed the services provided by Saba to the Fund as well as the key personnel of the Adviser providing these services. The Board concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund by Saba under the Management Agreement.

Performance. In considering whether to approve the renewal of the Management Agreement, the Board reviewed the investment performance of the Fund over the past year and since Saba was approved as the Fund’s investment adviser (June 4, 2021) and compared it to the Fund’s benchmark and selected peer group. It was noted that the one-year annualized return as of 1/31/2023 for the Fund was 6.10% while HYG was -5.21% during the same period. The Board also noted the long-term experience of the principals of Saba in managing securities portfolios, as well as their longstanding experience in seeking out opportunities in the market that have attractive risk reward characteristics. The Board noted satisfaction with the current performance of the Fund and for the period since Saba became the Fund’s investment adviser.

Fees and Expenses. In reviewing the fees and expenses for the Fund, the Board considered that the advisory fee charged by Saba was comparable to advisory fees paid by other funds in the Fund’s peer group. The Board also noted that Saba has entered into an expense limitation agreement with the Fund to keep expenses low and that they were being asked to agree to the terms of a new expense limitation agreement in conjunction with the approval of the renewal of the Management Agreement. The Board separately determined that the advisory fee payable to Saba was not unreasonable in light of the nature, extent and quality of the services that Saba provides. Based on the factors above, the Board concluded that the advisory fee was not unreasonable.

Profitability. Saba provided the Board with a summary and analysis of Saba’s costs and pre-tax profitability with respect to the management of the Fund. The Board concluded that Saba’s profitability from its relationship with the Fund, after taking into account a reasonable allocation of costs, was not excessive.

Economies of Scale. The Board considered whether Saba would realize economies of scale with respect to the management services provided to the Fund. The Board noted that the Fund, as a closed-end fund, generally does not issue new shares and is less likely to realize economies of scale from additional share purchases. The Board considered that Saba believed that there could be economies of scale realized if the Fund did grow in size and there was an opportunity for Saba to continue to attempt to reduce certain third-party service provider fees down and negotiate for certain lower fees in the service contracts with these third parties. The Board also considered the extent to which economies of scale realized by Saba could be shared with the Fund through fee waivers and expense reimbursements.

Other Benefits. The Board considered the character and amount of other direct and incidental benefits received by Saba and its affiliates from their association with the Fund. The Board considered that Saba anticipated no other sources of income or benefit in connection with managing the Fund and did not expect to market the Fund to its existing private clients or use soft dollars to any notable extent.

Conclusion. The Board, having requested and received such information from Saba as it believed reasonably necessary to evaluate the terms of the renewal of the Management Agreement, and having been advised by its Independent Counsel that the Board had appropriately considered and weighed all relevant factors, determined that approval of the Management Agreement was in the best interests of the Fund and its shareholders. In considering the approval of the renewal of the Management Agreement, the Board considered a variety of factors, including those discussed above, and also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the closed-end fund industry). None of the factors weighed against the approval of the renewal of the Management Agreement. The Board did not identify any one factor as determinative, and different Board members may have given different weight to different individual factors and related conclusions.

Saba Capital Income & Opportunities Fund	Privacy Policy

April 30, 2023 (Unaudited)

Introduction

Your privacy is very important to us. This notice (this “Privacy Notice”) is provided by Saba Capital Management, L.P. (the “Investment Manager”) and any of the investment funds and accounts managed by the Investment Manager (collectively, the “Clients”, and together with the Investment Manager, “we,” “us,” or “our”), and sets forth the policies of the Investment Manager and the Clients for the collection, use, storage, sharing, disclosure (collectively, “processing”) and protection of personal data relating to current, prospective and former investors in or holders of one or more Clients. Capitalized terms used herein but not defined herein shall have the meanings assigned to them in the applicable offering memorandum or the advisory agreement of the applicable Client as such may be supplemented, updated or modified from time to time (each, a “Client Document”). References to “you” or an “investor” in this Privacy Notice mean any investor who is an individual, or any individual connected with an investor who is a legal person, as applicable.

Who to Contact About This Privacy Notice

This Privacy Notice is being provided in accordance with the applicable requirements under the privacy and data protection laws that apply in the jurisdictions where we operate (collectively, the “Data Protection Laws”). The Clients and the Investment Manager are considered to be data controllers in respect of any personal information we hold about you for the purposes of certain Data Protection Laws. This means that each of the Clients and the Investment Manager (alone or jointly, as applicable) determines the purposes and the means of the processing of your personal information.

Please contact us at (212) 542-4635 or dataprotection@sabacapital.com for any questions about this Privacy Notice or requests with regards to the personal data we hold.

Please note that certain service providers (collectively, the “Service Providers”) of the Investment Manager and/or Clients including, without limitation, the administrator, prime broker(s), custodian(s), transfer agent(s), and legal adviser(s) work under a range of professional and legal obligations that require them to process personal data (e.g., anti-money laundering legislation). In order to meet the requirements of such obligations, such Service Providers, from time to time, would not be acting on our instructions but instead in accordance with their own respective professional or legal obligations and, therefore, would be acting as data controllers in their own right with respect to such processing. For more specific information or requests in relation to the processing of personal information by any such Service Providers, you may also contact the relevant service provider directly at the address specified in the relevant Client Document or by visiting their websites.

The Types of Personal Data We May Collect and Use

The categories of personal data we may collect include, but are not limited to, names; residential or business addresses, or other contact details; signature; nationality; tax identification, passport, or social security number or similar identification number; date of birth; place of birth; jurisdiction of tax residence(s); photographs; copies of identification documents; bank account details, information about assets or net worth; credit history; information on investment activities; financial information, for example, interest, dividends, income from certain insurance contracts or products and other income generated with respect to assets held in the account or payments made with respect to the account; account balances; proceeds from the sale or redemption of property paid or credited to the account;, or other personal information, such as certain special categories of personal data (including, where relevant, information on political affiliations, ethnic origin, or criminal convictions), as specified under the applicable Data Protection Laws, that may be contained in the relevant materials, documents, or obtained through background searches, together with any other information required by applicable law or regulation.

How We Collect Personal Data

We may collect personal data about you through: (i) information provided directly to us by you, or another person on your behalf or (ii) information that we obtain in relation to any transactions between you and us.

We also may receive your personal information from third parties or other sources, such as, but not limited to, our affiliates, Service Providers, publicly accessible databases or registers, tax authorities, governmental and non-governmental agencies and supervisory authorities, credit agencies, fraud prevention and detection agencies, or other publicly accessible sources, such as the internet.

Semi-Annual Report | April 30, 2023	69

Saba Capital Income & Opportunities Fund	Privacy Policy

April 30, 2023 (Unaudited)

How We May Use Personal Information

We may process your personal data in the course of business tasks, including but not limited to, in connection with:

(i)	entering into an advisory agreement or accepting subscription documentation;

(ii)	administering the relationship between you and us;

(iii)	processing subscriptions, redemptions and transfers;

(iv)	executing discretionary transactions;

(v)	providing communications and reporting;

(vi)	maintaining the registers of investors of Clients;

(vii)	marketing of our products and services;

(viii)	monitoring and analysing our activities;

(ix)	processing investments, withdrawals and payments of dividends to investors;

(x)	maintaining global client and investor records and providing centralized administrative, marketing and client services;

(xi)	investigating and resolving complaints; managing litigation; and monitoring electronic communications for fraud or crime detection or for regulatory reasons; and

(xii)	complying with applicable legal or regulatory requirements (including anti-money laundering, fraud prevention, tax reporting, sanctions compliance, or responding to requests for information from supervisory authorities, or law enforcement agencies).

We will use one of the permitted grounds under the applicable Data Protection Laws to process your personal information. Such grounds include, for example, circumstances where:

(i)	processing is necessary to perform our obligations under the applicable Client Documents;

(ii)	we are required to comply with a legal or regulatory obligation applicable to us; or

(iii)	we, or a third party on our behalf, have determined that it is necessary for our legitimate interests to collect and use your personal information, such as if we believe that you have a reasonable expectation for us or a third party to collect or use your personal information for such purpose.

What Are the Consequences of Failing to Provide Personal Information

Where personal data is required to satisfy a statutory obligation (including compliance with applicable anti-money laundering or sanctions requirements) or a contractual requirement, failure to provide such information may result in your subscription in the applicable Client being rejected or your shares or interests becoming subject to a compulsory redemption or withdrawal, as applicable. Where there is suspicion of unlawful activity, failure to provide personal data may result in the submission of a report to the relevant law enforcement agency or supervisory authority.

How We May Share Personal Data

We may disclose information about you to our affiliates, Service Providers, or other third parties to accept your subscription, administer and maintain your account(s), or otherwise perform our contractual obligations. We may also need to share your personal information (i) with courts, ombudsmen, or regulatory, tax or law enforcement authorities to comply with applicable legal or regulatory requirements; (ii) to respond to court orders, or in the context of regulatory requests for information, administrative proceedings, or investigations; or (iii) when we believe in good faith that disclosure is legally required or we or a Client have a legitimate interest in making a disclosure, such as where necessary to protect our or a Client’s rights and property. We will also release information about you if you direct us to do so.

Saba Capital Income & Opportunities Fund	Privacy Policy

April 30, 2023 (Unaudited)

It may also be necessary, under anti-money laundering and similar laws, to disclose information about you to facilitate the establishment of trading relationships for the Clients with the prime broker(s), the custodian(s), executing brokers or other trading counterparties.

We may also disclose information about you, or your transactions and experiences with us, to our affiliates or service providers for our everyday business purposes, such as administration of our business, record-keeping, maintaining security of our information technology systems, reporting and monitoring of our activities, investor relations activities, and compliance with applicable legal and regulatory requirements.

Retention Periods and Security Measures

We will not retain personal data for longer than is necessary in relation to the purpose for which it is collected, subject to the applicable Data Protection Laws. Personal data will be retained for the duration of your investment in the applicable Client and for a minimum of five years after a redemption or withdrawal, as applicable, of your investment, or liquidation of the applicable Client. We may retain personal data for a longer period for the purpose of marketing our products and services or compliance with applicable law. From time to time, we will review the purpose for which personal data has been collected and decide whether to retain it or to delete if it no longer serves any purpose to us.

To protect your personal information from unauthorized access and use, we apply organizational and technical security measures in accordance with applicable Data Protection Laws. These measures include computer safeguards and secured files and buildings.

We will notify you of any material personal data breaches affecting you in accordance with the requirements of applicable Data Protection Laws.

Additional Information under the U.S. Gramm-Leach-Bliley Act 1999 (Reg S-P) and Fair Credit Reporting Act (Reg S-AM)

For purposes of U.S. federal law, this Privacy Notice applies to current and former investors who are individuals or Individual Retirement Accounts. We are providing this additional information under U.S. federal law.

We may disclose information about our investors, prospective investors or former investors to affiliates (i.e., financial and non-financial companies related by common ownership or control) or non-affiliates (i.e., financial or non-financial companies not related by common ownership or control) for our everyday business purposes, such as to process your transactions, maintain your account(s) or respond to court orders and legal investigations. Thus, it may be necessary or appropriate, under anti-money laundering and similar laws, to disclose information about a Client's investors in order to accept subscriptions from them. We will also release information about you if you direct us to do so.

We may share your information with our affiliates for direct marketing purposes, such as offers of products and services to you by us or our affiliates. You may prevent this type of sharing by contacting us at (212) 542-4635 or dataprotection@sabacapital.com. If you are a new investor, we can begin sharing your information with our affiliates for direct marketing purposes 30 days from the date we sent this Privacy Notice. When you are no longer our investor, we may continue to share your information with our affiliates for such purposes.

You may contact us at any time to limit our sharing of your personal information at (212) 542-4635 or dataprotection@sabacapital.com. If you limit sharing for an account you hold jointly with someone else, your choices will apply to everyone on your account. U.S. state laws may give you additional rights to limit sharing.

We do not share your information with non-affiliates for them to market their own services to you. We may disclose information you provide to us to companies that perform marketing services on our behalf, such as any placement agent retained by the applicable Client.

Additional Information for California Residents

If you are a California resident, California law may provide you with additional rights regarding our collection and use of your personal information. To learn more about your privacy rights, please see the California Consumer Privacy Notice as Addendum I to this Privacy Notice.

Additional Information under the Cayman Islands Data Protection Act (2021 Revision) (“DPA”)

With respect to investors in Clients organized under the laws of the Cayman Islands, the applicable Client may share your personal information with its Service Providers, including the Investment Manager, the administrator, the custodian(s), the prime broker(s), or others who are located outside the Cayman Islands. It may also be necessary to share your information with the Cayman Islands Monetary Authority or the Tax Information Authority, which may, in turn, exchange this information with foreign tax authorities, regulatory or law enforcement agencies. By submitting your personal data to us, you consent to the transfer of your personal data to the Investment Manager and the other recipients described in this notice that are located in countries outside of the Cayman Islands. Any transfer of your personal data by us, our affiliates or service providers outside the Cayman Islands will be carried out in accordance with the DPA. Investors may withdraw their consent at any time. The withdrawal of consent shall not affect the lawfulness of processing based on consent before its withdrawal.

Semi-Annual Report | April 30, 2023	71

Saba Capital Income & Opportunities Fund	Privacy Policy

April 30, 2023 (Unaudited)

You may have certain rights under the DPA, including: (i) the right to be informed; (ii) the right of access; (iii) the right to rectification; (iv) the right to stop or restrict processing; (v) the right to stop direct marketing; (vi) rights in relation to automated decision making; (vii) the right to seek compensation; and (viii) the right to complain to the supervisory authority. If you wish to exercise these rights, please contact (212) 542-4635 or dataprotection@sabacapital.com. A complaint in respect of a Client may be lodged with the Office of the Ombudsman in the Cayman Islands; although, we ask that you contact dataprotection@sabacapital.com in the first instance to give us the opportunity to address any concerns you may have.

Additional Information under the EU General Data Protection Regulation

You may have certain rights under EU General Data Protection Regulation and equivalent regulation in effect in the United Kingdom (collectively, “GDPR”) in relation to our processing of your personal data and any processing carried out on your behalf. These include rights to:

(i)	Access: confirm with us whether your personal data is processed, and if it is, to request access to your personal data. This enables you to receive a copy of the personal data we hold about you and to receive confirmation regarding how and why we process your personal data;

(ii)	Rectification: request correction/rectification of the personal data that we hold about you. This enables you to have incomplete or inaccurate information we hold about you corrected.

(iii)	Erasure: request erasure of your personal data in certain circumstances (the “right to be forgotten”).

(iv)	Objection: object to processing of your personal data, on grounds relating to your particular situation, where we are relying on a legitimate interest (or those of a third party). However, we may be permitted to continue to process your personal data where we have a compelling legitimate grounds for the processing. You also have the right to object where we are processing your personal data for direct marketing purposes.

(v)	Restriction: request the restriction of processing of your personal data in certain circumstances. This enables you to ask us to suspend the processing of personal data about you, for example if you want us to establish its accuracy or the reason for processing it.

(vi)	Portability: in certain circumstances, request to receive personal data concerning you, which you have provided to us, in a structured, commonly used and machine-readable format.

Please note that the right to be forgotten that applies in certain circumstances under GDPR is not likely to be available in respect of the personal data we hold, given the purpose for which we collect such data, as described above. If we have relied upon your consent to process your personal data for a particular purpose, you have the right to withdraw your consent. Please contact (212) 542-4635 or dataprotection@sabacapital.com if you wish to exercise these rights.

You also have the right to lodge a complaint about the processing of your personal data with the competent data protection supervisory authority although, we ask that you contact (212) 542-4635 or dataprotection@sabacapital.com in the first instance to give us the opportunity to address any concerns you may have.

Due to the international nature of our business, your personal data may be transferred to jurisdictions that do not offer equivalent protection to personal data as under the GDPR (“Third Countries”). In such cases, we will process personal data (or procure that it be processed) in the Third Countries in accordance with the requirements of GDPR, which may include having appropriate contractual undertakings in legal agreements with service providers who process personal data on our behalf in such Third Countries. We may also be required to transfer your personal information to our regulators or government agencies in Third Countries in cases where such transfers are necessary in the context of administrative proceedings, such as requests for information, examinations or investigations, or to other relevant parties in Third Countries where it is necessary for the purposes of establishing, bringing, or defending legal claims, or for another legitimate business purpose, such as compliance with our legal or regulatory obligations under foreign law.

Saba Capital Income & Opportunities Fund	Privacy Policy

April 30, 2023 (Unaudited)

Revisions to Our Privacy Policies

The Investment Manager evaluates its privacy policies and procedures to implement improvements and refinements from time-to-time. The Investment Manager reserves the right to amend the terms contained herein in whole or in part for any reason. We therefore suggest that you review this Privacy Notice periodically, which is available at https://www.sabacapital.com/privacy-policy/.

IF YOU HAVE ANY QUESTIONS ABOUT THIS PRIVACY NOTICE, CALL (212) 542-4635 OR E-MAIL DATAPROTECTION@SABACAPITAL.COM.

Semi-Annual Report | April 30, 2023	73

Saba Capital Income & Opportunities Fund	Privacy Policy

April 30, 2023 (Unaudited)

ADDENDUM I

PRIVACY NOTICE FOR CALIFORNIA CONSUMERS

Effective Date:	June 2023
Last Updated:	June 2023

Introduction

This notice (the “California Consumers Privacy Notice”) is provided by Saba Capital Management, L.P. (the “Investment Manager,” “we,” “us,” or “our”).

This California Consumer Privacy Notice contains disclosures required by the California Consumer Privacy Act“” as amended by the California Privacy Rights Act (collectively, the “CPRA”) and only applies to California residents (“consumers” or “you”). Terms defined in the CPRA have the same meaning when used in this California Consumer Privacy Notice. This California Consumer Privacy Notice applies to the collection or other use of “personal information” that is subject to the CCPA.

“”“”“”“”“”“”“” Consumers with disabilities may access this California Consumer Privacy Notice by (a) visiting to download or (b) contacting (212) 542-4635 or dataprotection@sabacapital.com and requesting a copy of this California Consumers Privacy Notice in a .pdf format that is compatible with character recognition software and that can be printed.

Personal Information We Collect

In the past 12 months, we may have collected and disclosed for a business purpose the following categories of personal information (“Personal Information”):

Category	Examples	Collected	Disclosed for Business Purpose
Identifiers	A real name, alias, email address, postal address, Internet Protocol (IP) address, account name, Social Security number, driver’s license number, passport number, or other similar personal identifiers.	Yes	Yes
Other personal information categories, as listed in the California Customer Records Statute	A signature, physical characteristics or description, telephone number, insurance policy number, education, employment, employment history, bank account number, credit card number, debit card number, or any other financial information, medical information, or health insurance information.	Yes	Yes
Protected classification characteristics under California or federal law	Age (40 years or older), race, citizenship, marital status, sex, veteran or military status.	Yes	Yes
Commercial information	Account activity, records of personal property, products or services purchased, obtained, or considered, or other purchasing or consuming histories or tendencies.	Yes	Yes
Biometric information	Fingerprints, faceprints, voiceprints, and iris or retina scans.	No	N/A
Internet or other similar network activity	Browsing history, search history, information on a consumer’s interaction with a website, application, or advertisement.	Yes	Yes
Geolocation data	Physical location or movements.	Yes	No
Sensory data	Audio, electronic, visual, thermal, olfactory, or similar information.	Yes	Yes
Professional or employment-related information	Current or past job history or performance evaluations.	Yes	Yes
Non-public education information (per the Family Educational Rights and Privacy Act)	Education records directly related to a student maintained by an educational institution or party acting on its behalf.	Yes	Yes
Inferences drawn from other personal information	Profile reflecting a person’s preferences, characteristics, psychological trends, predispositions, behavior, attitudes, intelligence, abilities, and aptitudes.	No	N/A

Saba Capital Income & Opportunities Fund	Privacy Policy

April 30, 2023 (Unaudited)

Category	Examples	Collected	Disclosed for Business Purpose
Sensitive personal information	A consumer's SS, driver’s license, state ID card, or passport number; account log-in or debit/credit card number in combination with any access code, password, or account credentials; precise geolocation; racial/ethnic origin, religious/philosophical beliefs, or union membership; contents of mail, email, and text messages; genetic data; biometric information; PHI; or sex life or sexual orientation.	Yes	Yes

Personal Information does not include information that is publicly available, de-identified/ aggregated, or subject to HIPAA or GLBA.

Sources of Personal Information We Collect

We primarily collect Personal Information from the following categories of sources:

(i)	Your communications with us;

(ii)	By observing your actions on our website;

(iii)	Service providers, including, but not limited to: administrators, lenders, banks, trading counterparties, brokers, investor data sites, auditors, law firms, consultants, placement agents, employment agencies and recruiters, credit bureaus, and background check providers;

(iv)	Affiliates not under the Investment Manager brand;

(v)	Nonprofit organizations; and

(vi)	Government entities.

We do not knowingly collect, solicit or sell Personal Information from anyone under the age of 16.

Purpose for Collection and Use of Personal Information

We may collect or use Personal Information for one or more of the following purposes

(i)	Providing you with information about our products and services;

(ii)	Providing you with performance and other updates;

(iii)	One or more of the following business purposes:

a.	Performing services (for us or our service provider or contractor) such as account servicing, processing orders and payments, and analytics;

b.	Legal compliance;

c.	Detecting and protecting against security incidents, fraud, and illegal activity;

d.	Internal research for technological improvement;

e.	Internal operations;

f.	Activities to maintain and improve our services;

g.	Short-term, transient use, such that the personal information is not disclosed to another third party and is not used to build a profile about you; and

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Saba Capital Income & Opportunities Fund	Privacy Policy

April 30, 2023 (Unaudited)

(iv)	Other commercial purposes, including, but not limited to, activities that are directed to advancing commercial or economic interests, such as inducing a person to buy, rent, lease, join, subscribe to, provide or exchange products or services, or enabling or effecting a commercial transaction.

The use of sensitive Personal Information is limited to only those purposes authorized under the CPRA.

Disclosing Personal Information

We may disclose Personal Information to:

(i)	Service providers, including, but not limited to: administrators, lenders, banks, trading counterparties, brokers, auditors, law firms, consultants, placement agents, employment agencies and recruiters, credit bureaus, and background check providers;

(ii)	Affiliates;

(iii)	Business partners;

(iv)	Legal or government regulatory authorities as required by applicable law;

(v)	In connection with a potential business transfer or merger; and

(vi)	Third parties to whom you or your agents authorize us to disclose such information in connection with services we provide to you.

In the past 12 months, we have not sold or shared (for cross context behavioral advertising) Personal Information to third parties.

Retention of Personal Information

We retain Personal Information for as long as necessary to provide the services and fulfill the transactions you have requested, or for other business purposes such as complying with our legal or regulatory obligations, resolving disputes, and enforcing our agreements. We decide how long we need Personal Information on a case-by-case basis. We may consider the following factors when making retention decisions:

(i)	Whether we need to keep some of your Personal Information to maintain your account;

(ii)	Whether we are required by law to keep some types of Personal Information for certain periods of time to comply with our legal obligations; and

(iii)	Whether we need some of your Personal Information for other business purposes, such as to prevent harm and ensure safety and security of our website and services; investigate possible violations of our terms and conditions of use; or otherwise protect ourselves.

If we determine your Personal Information is no longer necessary using the factors above, we will generally destroy or anonymize that information.

Rights of California Consumers

The CPRA provides a California consumer the following rights, subject to certain exceptions and limitations:

(i)	The right to request: (a) the categories and specific pieces of Personal Information we collect about you; (b) the categories of sources from which we collect your Personal Information; (c) our business or commercial purposes for collecting, selling or sharing your Personal Information; (d) the categories of Personal Information disclosed for a business purpose or shared with third parties (for cross-context behavioral advertising) and the categories of persons to whom it was disclosed or shared; (e) the categories of your Personal Information (if any) that we have either sold, shared, or disclosed.

(ii)	The right to request that we delete your Personal Information, subject to certain exceptions.

(iii)	The right to opt out of our sale(s) (if any) of your Personal Information to third parties or sharing with such third parties for the purpose of cross-context behavioral advertising.

Saba Capital Income & Opportunities Fund	Privacy Policy

April 30, 2023 (Unaudited)

(iv)	The right to request we correct any inaccurate Personal Information maintained about you.

(v)	The right to limit our use of your sensitive personal information to only use that is necessary to perform the services expected or provide the goods reasonably expected.

(vi)	The right not to receive discriminatory treatment for exercising your CCPA rights.

You may submit requests relating to your exercise of CPRA rights to us via:

Phone:     (212) 542-4635;

or

Email:     dataprotection@sabacapital.com.

You may only make a verifiable request for access or data portability twice within a 12-month period. All verifiable requests must provide (1) enough information that allows us to reasonably verify you are the person about whom we collected Personal Information or an authorized agent and (2) sufficient detail that allows us to properly evaluate and respond to it. We may need to request additional information from you to verify your identity or understand the scope of your request. In verifying requests, we will require you to provide, at a minimum your mailing address and telephone number to verify your identity. If we are unable to verify your identity, we will need to deny your request.

You may designate an authorized agent to make a CPRA request on your behalf. In such case, we will ask the agent to provide proof that you have given the agent signed permission to act on your behalf.

We endeavor to respond to a verifiable request within 45 days of its receipt. If we require more time, we will inform you of the reason and extension period in writing. We will deliver our written response by mail or electronically, at your option.

Questions

If you have questions regarding this California Consumers Privacy Notice, please contact us at (212) 542-4635 or dataprotection@sabacapital.com.

Semi-Annual Report | April 30, 2023	77

Saba Capital

Saba Capital Income & Opportunities Fund

This material must be accompanied or preceded by a prospectus.

b)	Not applicable.

Item 2. Code of Ethics.

Not applicable in this report.

Item 3. Audit Committee Financial Expert.

Not applicable in this report.

Item 4. Principal Accountant Fees and Services.

Not applicable in this report.

Item 5. Audit Committee of Listed Registrants.

Not applicable in this report.

Item 6. Investments.

a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Reports to Stockholders filed under Item 1(a) of this Form N-CSR.

b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable in this report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable in this report.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K, or this Item.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the Registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable to this report.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, are attached hereto as Exhibit 99.Cert.

(a)(3)	Not applicable to this report.

(a)(4)	Not applicable to this report.

(b)	The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SABA CAPITAL INCOME & OPPORTUNITIES FUND

By:	/s/ Pierre Weinstein
Pierre Weinstein (Principal Executive Officer)
Chief Executive Officer

Date:	July 7, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

SABA CAPITAL INCOME & OPPORTUNITIES FUND

By:	/s/ Pierre Weinstein
Pierre Weinstein (Principal Executive Officer)
Chief Executive Officer

Date:	July 7, 2023

By:	/s/ Troy Statczar
Troy Statczar (Principal Financial Officer)
Treasurer and Chief Financial Officer

Date:	July 7, 2023